Exhibit 99.2 Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the page "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein. THE ALLSTATE CORPORATION Investor Supplement Fourth Quarter 2016 The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

PAGE Consolidated Statements of Operations 1 Contribution to Income 2 Revenues 3 Statements of Financial Position 4 Book Value Per Common Share 5 Return on Common Shareholders' Equity 6 Debt to Capital 7 Statements of Cash Flows 8 Analysis of Deferred Policy Acquisition Costs 9,10 Historical Summary of Consolidated Operating and Financial Position Data 11 Property-Liability Operations Property-Liability Results 12 Historical Property-Liability Results 13 Property-Liability Underwriting Results by Area of Business 14 Historical Underwriting Results by Area of Business 15 Property-Liability Premiums Written by Brand 16 Impact of Net Rate Changes Approved on Premiums Written 17 Policies in Force and Other Statistics 18 Allstate Brand Profitability Measures 19 Allstate Brand Statistics 20 Allstate Brand Auto Claim Frequency Analysis 21-23 Esurance Brand Profitability Measures and Statistics 24 Encompass Brand Profitability Measures and Statistics 25 Auto Profitability Measures 26 Homeowners Profitability Measures 27 Other Personal Lines Profitability Measures 28 Commercial Lines Profitability Measures 29 Other Business Lines Profitability Measures 30 Auto, Homeowners and Other Personal Lines Underlying Combined Ratios 31 Allstate Brand Auto and Homeowners Underlying Loss and Expense 32 Homeowners Supplemental Information 33 Catastrophe Losses by Brand 34 Effect of Catastrophe Losses on the Combined Ratio 35 Catastrophe by Size of Event 36 Prior Year Reserve Reestimates 37 Historical Prior Year Reserve Reestimates 38 Historical Property-Liability Loss Reserves 39 Asbestos and Environmental Reserves 40 Allstate Personal Lines - Auto, Homeowners, Other Personal Lines and Commercial Lines Profitability Measures 41 Emerging Businesses - Esurance, Encompass, Other Business Lines and Answer Financial Profitability Measures 42 Allstate Financial Operations Allstate Financial Segment Results 43 Historical Allstate Financial Results 44 Return on Attributed Equity 45 Allstate Financial Premiums and Contract Charges 46 Allstate Financial Change in Contractholder Funds 47 Allstate Financial Analysis of Net Income 48 Allstate Financial Weighted Average Investment Spreads 49 Allstate Financial Supplemental Product Information 50 Allstate Financial Insurance Policies and Annuities in Force 51 Allstate Life, Allstate Annuities and Allstate Benefits Results and Product Information 52,53 Corporate and Other Segment Results 54 Investments Investments 55 Limited Partnership Interests 56 Unrealized Net Capital Gains and Losses on Security Portfolio by Type 57 Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 58 Property-Liability Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 59 Allstate Financial Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 60 Investment Results 61 Investment Position by Strategy 62 Investment Position by Strategy and Segment 63 Investment Results by Strategy and Segment 64 Investment Income and Realized Capital Gains and Losses By Investment Type and Strategy 65 Performance-Based Long-Term Investments 66 Definitions of Non-GAAP Measures 67 THE ALLSTATE CORPORATION Investor Supplement - Fourth Quarter 2016 Table of Contents

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
($ in millions, except per share data)

	Three months ended								Twelve months ended	
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2016	Dec. 31, 2015
Revenues										
Property-liability insurance premiums	$ 7,901	$ 7,869	$ 7,814	$ 7,723	$ 7,684	$ 7,650	$ 7,549	$ 7,426	$ 31,307	$ 30,309
Life and annuity premiums and contract charges	574	571	564	566	547	538	536	537	2,275	2,158
Net investment income	801	748	762	731	710	807	789	850	3,042	3,156
Realized capital gains and losses:										
Total other-than-temporary impairment ("OTTI") losses	(72)	(73)	(77)	(91)	(166)	(186)	(47)	(53)	(313)	(452)
OTTI losses reclassified to (from) other comprehensive income	2	-	(2)	10	16	12	4	4	10	36
Net OTTI losses recognized in earnings	(70)	(73)	(79)	(81)	(150)	(174)	(43)	(49)	(303)	(416)
Sales and other realized capital gains and losses	72	106	103	(68)	(100)	207	151	188	213	446
Total realized capital gains and losses	2	33	24	(149)	(250)	33	108	139	(90)	30
Total revenues	9,278	9,221	9,164	8,871	8,691	9,028	8,982	8,952	36,534	35,653
Costs and expenses										
Property-liability insurance claims and claims expense	5,083	5,553	5,901	5,684	5,199	5,255	5,587	4,993	22,221	21,034
Life and annuity contract benefits	464	484	454	455	456	460	446	441	1,857	1,803
Interest credited to contractholder funds	168	183	185	190	183	194	185	199	726	761
Amortization of deferred policy acquisition costs	1,157	1,138	1,126	1,129	1,116	1,092	1,086	1,070	4,550	4,364
Operating costs and expenses	1,063	1,021	1,040	982	938	992	1,061	1,090	4,106	4,081
Restructuring and related charges	9	5	11	5	7	9	19	4	30	39
Interest expense	77	73	72	73	73	73	73	73	295	292
Total costs and expenses	8,021	8,457	8,789	8,518	7,972	8,075	8,457	7,870	33,785	32,374
Gain (loss) on disposition of operations	1	1	1	2	1	2	1	(1)	5	3
Income from operations before income tax expense	1,258	765	376	355	720	955	526	1,081	2,754	3,282
Income tax expense	418	245	105	109	231	305	171	404	877	1,111
Net income	$ 840	$ 520	$ 271	$ 246	$ 489	$ 650	$ 355	$ 677	$ 1,877	$ 2,171
Preferred stock dividends	29	29	29	29	29	29	29	29	116	116
Net income applicable to common shareholders	$ 811	$ 491	$ 242	$ 217	$ 460	$ 621	$ 326	$ 648	$ 1,761	$ 2,055
Earnings per common share: [(1)]										
Net income applicable to common shareholders per common share - Basic	$ 2.20	$ 1.32	$ 0.65	$ 0.57	$ 1.19	$ 1.56	$ 0.80	$ 1.56	$ 4.72	$ 5.12
Weighted average common shares - Basic	368.0	371.5	373.6	378.1	385.0	397.0	407.0	415.8	372.8	401.1
Net income applicable to common shareholders per common share - Diluted	$ 2.18	$ 1.31	$ 0.64	$ 0.57	$ 1.18	$ 1.54	$ 0.79	$ 1.53	$ 4.67	$ 5.05
Weighted average common shares - Diluted	372.5	375.9	378.1	382.9	390.2	402.1	412.6	422.6	377.3	406.8
Cash dividends declared per common share	$ 0.33	$ 0.33	$ 0.33	$ 0.33	$ 0.30	$ 0.30	$ 0.30	$ 0.30	$ 1.32	$ 1.20

(1) In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely. Therefore, the sum of each quarter may not equal the year-to-date amount.

1

THE ALLSTATE CORPORATION
CONTRIBUTION TO INCOME
($ in millions, except per share data)

	Three months ended								Twelve months ended	
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2016	Dec. 31, 2015
Contribution to income										
Net income applicable to common shareholders	$ 811	$ 491	$ 242	$ 217	$ 460	$ 621	$ 326	$ 648	$ 1,761	$ 2,055
Realized capital gains and losses, after-tax	(1)	(22)	(17)	96	161	(21)	(69)	(90)	56	(19)
Valuation changes on embedded derivatives that are not hedged, after-tax	(6)	-	4	4	(2)	2	(4)	5	2	1
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	1	1	1	1	-	1	2	-	4	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(2)	-	-	(1)	(1)	-	-	(1)	(3)	(2)
Amortization of purchased intangible assets, after-tax	4	5	6	6	8	8	8	8	21	32
(Gain) loss on disposition of operations, after-tax	-	(1)	(1)	(1)	(1)	(1)	(1)	1	(3)	(2)
Change in accounting for investments in qualified affordable housing projects, after-tax	-	-	-	-	-	-	-	45	-	45
Operating income *	$ 807	$ 474	$ 235	$ 322	$ 625	$ 610	$ 262	$ 616	$ 1,838	$ 2,113
Income per common share - Diluted										
Net income applicable to common shareholders	$ 2.18	$ 1.31	$ 0.64	$ 0.57	$ 1.18	$ 1.54	$ 0.79	$ 1.53	$ 4.67	$ 5.05
Realized capital gains and losses, after-tax	-	(0.06)	(0.04)	0.25	0.41	(0.05)	(0.17)	(0.21)	0.15	(0.05)
Valuation changes on embedded derivatives that are not hedged, after-tax	(0.02)	-	0.01	0.01	(0.01)	0.01	(0.01)	0.01	-	-
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	-	-	-	-	-	-	-	0.01	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	-	-	-	-	(0.01)	-
Amortization of purchased intangible assets, after-tax	0.01	0.01	0.01	0.01	0.02	0.02	0.02	0.02	0.06	0.08
(Gain) loss on disposition of operations, after-tax	-	-	-	-	-	-	-	-	(0.01)	-
Change in accounting for investments in qualified affordable housing projects, after-tax	-	-	-	-	-	-	-	0.11	-	0.11
Operating income *	$ 2.17	$ 1.26	$ 0.62	$ 0.84	$ 1.60	$ 1.52	$ 0.63	$ 1.46	$ 4.87	$ 5.19
Weighted average common shares - Diluted	372.5	375.9	378.1	382.9	390.2	402.1	412.6	422.6	377.3	406.8

2

THE ALLSTATE CORPORATION
REVENUES
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2016	Dec. 31, 2015
Property-Liability										
Property-Liability insurance premiums	$ 7,901	$ 7,869	$ 7,814	$ 7,723	$ 7,684	$ 7,650	$ 7,549	$ 7,426	$ 31,307	$ 30,309
Net investment income	338	310	316	302	280	307	292	358	1,266	1,237
Realized capital gains and losses	14	53	26	(99)	(153)	(161)	49	28	(6)	(237)
Total Property-Liability revenues	8,253	8,232	8,156	7,926	7,811	7,796	7,890	7,812	32,567	31,309
Allstate Financial										
Life and annuity premiums and contract charges	574	571	564	566	547	538	536	537	2,275	2,158
Net investment income	453	427	435	419	420	491	489	484	1,734	1,884
Realized capital gains and losses	(11)	(21)	-	(49)	(97)	194	59	111	(81)	267
Total Allstate Financial revenues	1,016	977	999	936	870	1,223	1,084	1,132	3,928	4,309
Corporate and Other										
Service fees [(1)]	1	1	1	1	1	-	1	1	4	3
Net investment income	10	11	11	10	10	9	8	8	42	35
Realized capital gains and losses	(1)	1	(2)	(1)	-	-	-	-	(3)	-
Total Corporate and Other revenues before reclassification of services fees	10	13	10	10	11	9	9	9	43	38
Reclassification of service fees [(1)]	(1)	(1)	(1)	(1)	(1)	-	(1)	(1)	(4)	(3)
Total Corporate and Other revenues	9	12	9	9	10	9	8	8	39	35
Consolidated revenues	$ 9,278	$ 9,221	$ 9,164	$ 8,871	$ 8,691	$ 9,028	$ 8,982	$ 8,952	$ 36,534	$ 35,653

(1) For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

3

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
($ in millions)

	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015
Assets					
Investments					
Fixed income securities, at fair value (amortized cost $56,576, $57,775, $55,770, $55,627 and $57,201)	$ 57,839	$ 60,306	$ 58,129	$ 57,291	$ 57,948
Equity securities, at fair value (cost $5,157, $4,800, $4,924, $4,792 and $4,806)	5,666	5,288	5,265	5,117	5,082
Mortgage loans	4,486	4,396	4,453	4,302	4,338
Limited partnership interests	5,814	5,588	5,407	5,091	4,874
Short-term, at fair value (amortized cost $4,288, $1,863, $2,850, $3,526 and $2,122)	4,288	1,863	2,850	3,526	2,122
Other	3,706	3,663	3,590	3,550	3,394
Total investments	81,799	81,104	79,694	78,877	77,758
Cash	436	389	446	531	495
Premium installment receivables, net	5,597	5,799	5,593	5,558	5,544
Deferred policy acquisition costs	3,954	3,886	3,819	3,807	3,861
Reinsurance recoverables, net [(1)]	8,745	8,922	8,650	8,573	8,518
Accrued investment income	567	567	564	567	569
Property and equipment, net	1,065	1,013	1,011	1,011	1,024
Goodwill	1,219	1,219	1,219	1,219	1,219
Other assets	1,835	2,169	2,850	2,297	2,010
Separate Accounts	3,393	3,469	3,438	3,507	3,658
Total assets	$ 108,610	$ 108,537	$ 107,284	$ 105,947	$ 104,656

	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015
Liabilities					
Reserve for property-liability insurance claims and claims expense	$ 25,250	$ 25,450	$ 24,904	$ 24,605	$ 23,869
Reserve for life-contingent contract benefits	12,239	12,228	12,215	12,224	12,247
Contractholder funds	20,260	20,583	20,845	21,092	21,295
Unearned premiums	12,583	12,772	12,300	12,036	12,202
Claim payments outstanding	879	934	946	852	842
Deferred income taxes	487	935	782	479	90
Other liabilities and accrued expenses	6,599	6,122	6,192	5,704	5,304
Long-term debt	6,347	5,110	5,109	5,108	5,124
Separate Accounts	3,393	3,469	3,438	3,507	3,658
Total liabilities	88,037	87,603	86,731	85,607	84,631
Equity					
Preferred stock and additional capital paid-in, 72.2 thousand shares outstanding	1,746	1,746	1,746	1,746	1,746
Common stock, 366 million, 368 million, 371 million, 375 million and 381 million shares outstanding	9	9	9	9	9
Additional capital paid-in	3,303	3,237	3,203	3,237	3,245
Retained income	40,678	39,990	39,623	39,505	39,413
Deferred ESOP expense	(6)	(13)	(13)	(13)	(13)
Treasury stock, at cost (534 million, 532 million, 529 million, 525 million and 519 million shares)	(24,741)	(24,537)	(24,310)	(23,994)	(23,620)
Accumulated other comprehensive income:					
Unrealized net capital gains and losses:					
Unrealized net capital gains and losses on fixed income securities with other-than-temporary impairments	57	56	49	31	56
Other unrealized net capital gains and losses	1,091	1,902	1,702	1,259	608
Unrealized adjustment to DAC, DSI and insurance reserves	(95)	(141)	(127)	(90)	(44)
Total unrealized net capital gains and losses	1,053	1,817	1,624	1,200	620
Unrealized foreign currency translation adjustments	(50)	(48)	(41)	(46)	(60)
Unrecognized pension and other postretirement benefit cost	(1,419)	(1,267)	(1,288)	(1,304)	(1,315)
Total accumulated other comprehensive income (loss)	(416)	502	295	(150)	(755)
Total shareholders' equity	20,573	20,934	20,553	20,340	20,025
Total liabilities and shareholders' equity	$ 108,610	$ 108,537	$ 107,284	$ 105,947	$ 104,656

(1) Reinsurance recoverables of unpaid losses related to Property-Liability were $6.18 billion, $6.35 billion, $6.03 billion, $5.96 billion and $5.89 billion as of December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively.

4

THE ALLSTATE CORPORATION
BOOK VALUE PER COMMON SHARE
($ in millions, except per share data)

	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015
Book value per common share								
Numerator:								
Common shareholders' equity [(1)]	$ 18,827	$ 19,188	$ 18,807	$ 18,594	$ 18,279	$ 18,758	$ 19,552	$ 20,433
Denominator:								
Common shares outstanding and dilutive potential common shares outstanding	370.8	372.7	375.8	380.3	386.1	394.6	407.7	415.4
Book value per common share	$ 50.77	$ 51.48	$ 50.05	$ 48.89	$ 47.34	$ 47.54	$ 47.96	$ 49.19
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities								
Numerator:								
Common shareholders' equity	$ 18,827	$ 19,188	$ 18,807	$ 18,594	$ 18,279	$ 18,758	$ 19,552	$ 20,433
Unrealized net capital gains and losses on fixed income securities	727	1,506	1,407	993	443	807	1,196	1,871
Adjusted common shareholders' equity	$ 18,100	$ 17,682	$ 17,400	$ 17,601	$ 17,836	$ 17,951	$ 18,356	$ 18,562
Denominator:								
Common shares outstanding and dilutive potential common shares outstanding	370.8	372.7	375.8	380.3	386.1	394.6	407.7	415.4
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *	$ 48.81	$ 47.44	$ 46.30	$ 46.28	$ 46.20	$ 45.49	$ 45.02	$ 44.68

[(1)] Excludes equity related to preferred stock of $1,746 million in each period.

5

THE ALLSTATE CORPORATION
RETURN ON COMMON SHAREHOLDERS' EQUITY
($ in millions)

	Twelve months ended							
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015
Return on Common Shareholders' Equity								
Numerator:								
Net income applicable to common shareholders [1]	$ 1,761	$ 1,410	$ 1,540	$ 1,624	$ 2,055	$ 2,390	$ 2,519	$ 2,807
Denominator:								
Beginning common shareholders' equity	$ 18,279	$ 18,758	$ 19,552	$ 20,433	$ 20,558	$ 20,583	$ 21,126	$ 20,600
Ending common shareholders' equity	18,827	19,188	18,807	18,594	18,279	18,758	19,552	20,433
Average common shareholders' equity [2]	$ 18,553	$ 18,973	$ 19,180	$ 19,514	$ 19,419	$ 19,671	$ 20,339	$ 20,517
Return on common shareholders' equity	9.5 %	7.4 %	8.0 %	8.3 %	10.6 %	12.2 %	12.4 %	13.7 %
Operating Income Return on Common Shareholders' Equity								
Numerator:								
Operating income * [1]	$ 1,838	$ 1,656	$ 1,792	$ 1,819	$ 2,113	$ 2,224	$ 2,212	$ 2,395
Denominator:								
Beginning common shareholders' equity	$ 18,279	$ 18,758	$ 19,552	$ 20,433	$ 20,558	$ 20,583	$ 21,126	$ 20,600
Unrealized net capital gains and losses	620	879	1,419	2,137	1,926	1,827	2,150	2,091
Adjusted beginning common shareholders' equity	17,659	17,879	18,133	18,296	18,632	18,756	18,976	18,509
Ending common shareholders' equity	18,827	19,188	18,807	18,594	18,279	18,758	19,552	20,433
Unrealized net capital gains and losses	1,053	1,817	1,624	1,200	620	879	1,419	2,137
Adjusted ending common shareholders' equity	17,774	17,371	17,183	17,394	17,659	17,879	18,133	18,296
Average adjusted common shareholders' equity [2]	$ 17,717	$ 17,625	$ 17,658	$ 17,845	$ 18,146	$ 18,318	$ 18,555	$ 18,403
Operating income return on common shareholders' equity *	10.4 %	9.4 %	10.1 %	10.2 %	11.6 %	12.1 %	11.9 %	13.0 %

(1) Net income applicable to common shareholders and operating income reflect a trailing twelve-month period.

(2) Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points.

6

THE ALLSTATE CORPORATION
DEBT TO CAPITAL
($ in millions)

	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015
Debt								
Short-term debt	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Long-term debt	6,347	5,110	5,109	5,108	5,124	5,123	5,133	5,140
Total debt	$ 6,347	$ 5,110	$ 5,109	$ 5,108	$ 5,124	$ 5,123	$ 5,133	$ 5,140
Capital resources								
Debt	$ 6,347	$ 5,110	$ 5,109	$ 5,108	$ 5,124	$ 5,123	$ 5,133	$ 5,140
Shareholders' equity								
Preferred stock and additional capital paid-in	1,746	1,746	1,746	1,746	1,746	1,746	1,746	1,746
Common stock	9	9	9	9	9	9	9	9
Additional capital paid-in	3,303	3,237	3,203	3,237	3,245	3,224	3,205	3,109
Retained income	40,678	39,990	39,623	39,505	39,413	39,068	38,567	38,363
Deferred ESOP expense	(6)	(13)	(13)	(13)	(13)	(23)	(23)	(23)
Treasury stock	(24,741)	(24,537)	(24,310)	(23,994)	(23,620)	(23,058)	(22,273)	(21,799)
Unrealized net capital gains and losses	1,053	1,817	1,624	1,200	620	879	1,419	2,137
Unrealized foreign currency translation adjustments	(50)	(48)	(41)	(46)	(60)	(52)	(38)	(29)
Unrecognized pension and other postretirement benefit cost	(1,419)	(1,267)	(1,288)	(1,304)	(1,315)	(1,289)	(1,314)	(1,334)
Total shareholders' equity	20,573	20,934	20,553	20,340	20,025	20,504	21,298	22,179
Total capital resources	$ 26,920	$ 26,044	$ 25,662	$ 25,448	$ 25,149	$ 25,627	$ 26,431	$ 27,319
Ratio of debt to shareholders' equity	30.9 %	24.4 %	24.9 %	25.1 %	25.6 %	25.0 %	24.1 %	23.2 %
Ratio of debt to capital resources	23.6 %	19.6 %	19.9 %	20.1 %	20.4 %	20.0 %	19.4 %	18.8 %

7

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2016	Dec. 31, 2015
CASH FLOWS FROM OPERATING ACTIVITIES										
Net income	$ 840	$ 520	$ 271	$ 246	$ 489	$ 650	$ 355	$ 677	$ 1,877	$ 2,171
Adjustments to reconcile net income to net cash provided by operating activities:										
Depreciation, amortization and other non-cash items	97	97	97	91	96	96	92	87	382	371
Realized capital gains and losses	(2)	(33)	(24)	149	250	(33)	(108)	(139)	90	(30)
(Gain) loss on disposition of operations	(1)	(1)	(1)	(2)	(1)	(2)	(1)	1	(5)	(3)
Interest credited to contractholder funds	168	183	185	190	183	194	185	199	726	761
Changes in:										
Policy benefits and other insurance reserves	(347)	401	118	459	(27)	(26)	411	115	631	473
Unearned premiums	(178)	478	267	(205)	(124)	518	361	(117)	362	638
Deferred policy acquisition costs	(6)	(87)	(65)	(7)	(20)	(87)	(97)	(35)	(165)	(239)
Premium installment receivables, net	194	(209)	(38)	11	156	(132)	(92)	(66)	(42)	(134)
Reinsurance recoverables, net	156	(300)	(80)	(40)	(45)	11	(120)	(24)	(264)	(178)
Income taxes	387	206	(150)	(26)	(59)	223	(342)	59	417	(119)
Other operating assets and liabilities	(57)	129	64	(152)	32	(29)	93	(191)	(16)	(95)
Net cash provided by operating activities	1,251	1,384	644	714	930	1,383	737	566	3,993	3,616
CASH FLOWS FROM INVESTING ACTIVITIES										
Proceeds from sales										
Fixed income securities	5,929	6,543	6,373	6,216	5,897	6,784	6,559	9,453	25,061	28,693
Equity securities	1,477	1,582	823	1,664	1,066	614	922	1,152	5,546	3,754
Limited partnership interests	247	271	183	180	306	204	295	296	881	1,101
Mortgage loans	-	-	(7)	7	-	6	-	-	-	6
Other investments	56	62	57	87	367	46	85	47	262	545
Investment collections										
Fixed income securities	1,103	1,292	1,189	949	1,184	1,005	1,030	1,213	4,533	4,432
Mortgage loans	98	253	71	79	233	(52)	243	114	501	538
Other investments	140	113	125	43	39	77	117	60	421	293
Investment purchases										
Fixed income securities	(5,708)	(9,335)	(7,546)	(5,401)	(7,830)	(6,446)	(7,272)	(9,210)	(27,990)	(30,758)
Equity securities	(1,837)	(1,441)	(939)	(1,733)	(1,722)	(1,318)	(748)	(1,172)	(5,950)	(4,960)
Limited partnership interests	(322)	(425)	(433)	(270)	(413)	(367)	(198)	(365)	(1,450)	(1,343)
Mortgage loans	(186)	(196)	(220)	(44)	(163)	(15)	(307)	(202)	(646)	(687)
Other investments	(211)	(225)	(196)	(253)	(159)	(225)	(325)	(193)	(885)	(902)
Change in short-term investments, net	(2,540)	763	688	(1,357)	962	(186)	(328)	(63)	(2,446)	385
Change in other investments, net	9	(21)	(20)	(19)	(36)	-	(18)	2	(51)	(52)
Purchases of property and equipment, net	(123)	(70)	(68)	(52)	(84)	(86)	(74)	(59)	(313)	(303)
Net cash (used in) provided by investing activities	(1,868)	(834)	80	96	(353)	41	(19)	1,073	(2,526)	742
CASH FLOWS FROM FINANCING ACTIVITIES										
Proceeds from issuance of long-term debt	1,236	-	-	-	-	-	-	-	1,236	-
Repayments of long-term debt	(1)	-	-	(16)	-	(11)	(9)	-	(17)	(20)
Contractholder fund deposits	264	263	261	261	268	257	266	261	1,049	1,052
Contractholder fund withdrawals	(550)	(524)	(521)	(492)	(534)	(641)	(580)	(572)	(2,087)	(2,327)
Dividends paid on common stock	(122)	(124)	(125)	(115)	(118)	(122)	(125)	(118)	(486)	(483)
Dividends paid on preferred stock	(29)	(29)	(29)	(29)	(29)	(29)	(29)	(29)	(116)	(116)
Treasury stock purchases	(183)	(250)	(448)	(456)	(592)	(792)	(414)	(1,010)	(1,337)	(2,808)
Shares reissued under equity incentive plans, net	41	51	42	30	9	12	45	64	164	130
Excess tax benefits on share-based payment arrangements	7	5	8	12	1	1	17	26	32	45
Other	1	1	3	31	8	1	-	(2)	36	7
Net cash provided by (used in) financing activities	664	(607)	(809)	(774)	(987)	(1,324)	(829)	(1,380)	(1,526)	(4,520)
NET INCREASE (DECREASE) IN CASH	47	(57)	(85)	36	(410)	100	(111)	259	(59)	(162)
CASH AT BEGINNING OF PERIOD	389	446	531	495	905	805	916	657	495	657
CASH AT END OF PERIOD	$ 436	$ 389	$ 446	$ 531	$ 495	$ 905	$ 805	$ 916	$ 436	$ 495

8

THE ALLSTATE CORPORATION
ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS
($ in millions)

Change in Deferred Policy Acquisition Costs
For the three months ended December 31, 2016

	Beginning balance Sept. 30, 2016	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Dec. 31, 2016
Property-Liability	$ 2,186	$ 1,088	$ (1,086)	$ -	$ -	$ -	$ 2,188
Allstate Financial:							
Traditional life and accident and health	810	52	(41)	-	-	-	821
Interest-sensitive life	848	23	(27)	(1)	-	62	905
Fixed annuity	42	-	(2)	-	-	-	40
Subtotal	1,700	75	(70)	(1)	-	62	1,766
Consolidated	$ 3,886	$ 1,163	$ (1,156)	$ (1)	$ -	$ 62	$ 3,954

Change in Deferred Policy Acquisition Costs
For the three months ended December 31, 2015

	Beginning balance Sept. 30, 2015	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Dec. 31, 2015
Property-Liability	$ 2,027	$ 1,054	$ (1,052)	$ -	$ -	$ -	$ 2,029
Allstate Financial:							
Traditional life and accident and health	777	50	(35)	-	-	-	792
Interest-sensitive life	958	30	(28)	1	-	32	993
Fixed annuity	49	-	(2)	-	-	-	47
Subtotal	1,784	80	(65)	1	-	32	1,832
Consolidated	$ 3,811	$ 1,134	$ (1,117)	$ 1	$ -	$ 32	$ 3,861

(1) Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2) Included as a component of amortization of DAC on the Consolidated Statements of Operations.

9

THE ALLSTATE CORPORATION
ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS
($ in millions)

	Change in Deferred Policy Acquisition Costs For the twelve months ended December 31, 2016							Reconciliation of Deferred Policy Acquisition Costs as of December 31, 2016		
	Beginning balance Dec. 31, 2015	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Dec. 31, 2016	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Property-Liability	$ 2,029	$ 4,426	$ (4,267)	$ -	$ -	$ -	$ 2,188	$ 2,188	$ -	$ 2,188
Allstate Financial:										
Traditional life and accident and health	792	191	(162)	-	-	-	821	821	-	821
Interest-sensitive life	993	100	(110)	(6)	2	(74)	905	1,045	(140)	905
Fixed annuity	47	-	(7)	-	-	-	40	40	-	40
Subtotal	1,832	291	(279)	(6)	2	(74)	1,766	1,906	(140)	1,766
Consolidated	$ 3,861	$ 4,717	$ (4,546)	$ (6)	$ 2	$ (74)	$ 3,954	$ 4,094	$ (140)	$ 3,954

	Change in Deferred Policy Acquisition Costs For the twelve months ended December 31, 2015							Reconciliation of Deferred Policy Acquisition Costs as of December 31, 2015		
	Beginning balance Dec. 31, 2014	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Dec. 31, 2015	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Property-Liability	$ 1,820	$ 4,311	$ (4,102)	$ -	$ -	$ -	$ 2,029	$ 2,029	$ -	$ 2,029
Allstate Financial:										
Traditional life and accident and health	753	178	(139)	-	-	-	792	792	-	792
Interest-sensitive life	905	107	(111)	(6)	(1)	99	993	1,059	(66)	993
Fixed annuity	47	-	(6)	1	-	5	47	47	-	47
Subtotal	1,705	285	(256)	(5)	(1)	104	1,832	1,898	(66)	1,832
Consolidated	$ 3,525	$ 4,596	$ (4,358)	$ (5)	$ (1)	$ 104	$ 3,861	$ 3,927	$ (66)	$ 3,861

[1] Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

[2] Included as a component of amortization of DAC on the Consolidated Statements of Operations.

10

THE ALLSTATE CORPORATION
HISTORICAL CONSOLIDATED OPERATING AND FINANCIAL POSITION DATA
($ in millions except per share data)

	As of or for the Year Ended December 31,				
	2016	2015	2014	2013	2012
Consolidated statement of operations data:					
Insurance premiums and contract charges	$ 33,582	$ 32,467	$ 31,086	$ 29,970	$ 28,978
Net investment income	3,042	3,156	3,459	3,943	4,010
Realized capital gains and losses	(90)	30	694	594	327
Total revenues	$ 36,534	$ 35,653	$ 35,239	$ 34,507	$ 33,315
Net income applicable to common shareholders	$ 1,761	$ 2,055	$ 2,746	$ 2,263	$ 2,306
Realized capital gains and losses, after-tax	56	(19)	(451)	(385)	(216)
Valuation changes on embedded derivatives that are not hedged, after-tax	2	1	15	16	(82)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	4	3	3	5	42
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	(7)	(4)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(3)	(2)	(7)	7	33
Amortization of purchased intangible assets, after-tax	21	32	45	55	81
(Gain) loss on disposition of operations, after-tax	(3)	(2)	16	515	(12)
Loss on extinguishment of debt, after-tax	-	-	-	319	-
Postretirement benefits curtailment gain, after-tax	-	-	-	(118)	-
Change in accounting for investments in qualified affordable housing projects, after-tax	-	45	-	-	-
Operating income *	$ 1,838	$ 2,113	$ 2,367	$ 2,670	$ 2,148
Income per common share - Diluted					
Net income applicable to common shareholders	$ 4.67	$ 5.05	$ 6.27	$ 4.81	$ 4.68
Realized capital gains and losses, after-tax	0.15	(0.05)	(1.03)	(0.82)	(0.44)
Valuation changes on embedded derivatives that are not hedged, after-tax	-	-	0.03	0.03	(0.17)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	0.01	-	0.01	0.01	0.09
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	(0.01)	(0.01)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(0.01)	-	(0.02)	0.01	0.07
Amortization of purchased intangible assets, after-tax	0.06	0.08	0.10	0.12	0.16
(Gain) loss on disposition of operations, after-tax	(0.01)	-	0.04	1.10	(0.02)
Loss on extinguishment of debt, after-tax	-	-	-	0.68	-
Postretirement benefits curtailment gain, after-tax	-	-	-	(0.25)	-
Change in accounting for investments in qualified affordable housing projects, after-tax	-	0.11	-	-	-
Operating income *	$ 4.87	$ 5.19	$ 5.40	$ 5.68	$ 4.36
Net income applicable to common shareholders per share - Basic	$ 4.72	$ 5.12	$ 6.37	$ 4.87	$ 4.71
Consolidated statement of financial position data:					
Investments	$ 81,799	$ 77,758	$ 81,113	$ 81,155	$ 97,278
Total assets	108,610	104,656	108,479	123,460	126,893
Reserves for claims and claims expense, life-contingent contract benefits and contractholder funds	57,749	57,411	57,832	58,547	75,502
Debt	6,347	5,124	5,140	6,141	6,003
Shareholders' equity	20,573	20,025	22,304	21,480	20,580
Book value per share	50.77	47.34	48.24	45.31	42.39
Operating ratio:					
Annual statutory premiums written to surplus ratio (U.S. property-liability operations)	1.9x	1.9x	1.8x	1.6x	1.6x
Other operating data:					
Total employees [(1)]	43,500	41,600	40,200	39,400	38,500
Total Allstate agencies [(1)(2)]	12,200	12,300	11,900	11,600	11,200

(1) Rounded to the nearest hundred.
(2) Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and Canada.

11

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY RESULTS
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2016	Dec. 31, 2015
Premiums written	$ 7,723	$ 8,311	$ 8,051	$ 7,515	$ 7,551	$ 8,137	$ 7,877	$ 7,306	$ 31,600	$ 30,871
Decrease (increase) in unearned premiums	189	(472)	(264)	166	140	(485)	(370)	166	(381)	(549)
Other	(11)	30	27	42	(7)	(2)	42	(46)	88	(13)
Premiums earned	7,901	7,869	7,814	7,723	7,684	7,650	7,549	7,426	31,307	30,309
Claims and claims expense	(5,083)	(5,553)	(5,901)	(5,684)	(5,199)	(5,255)	(5,587)	(4,993)	(22,221)	(21,034)
Amortization of deferred policy acquisition costs	(1,086)	(1,068)	(1,057)	(1,056)	(1,052)	(1,029)	(1,021)	(1,000)	(4,267)	(4,102)
Operating costs and expenses	(927)	(888)	(912)	(853)	(812)	(867)	(934)	(962)	(3,580)	(3,575)
Restructuring and related charges	(9)	(5)	(10)	(5)	(10)	(8)	(17)	(4)	(29)	(39)
Underwriting income (loss)	796	355	(66)	125	611	491	(10)	467	1,210	1,559
Net investment income	338	310	316	302	280	307	292	358	1,266	1,237
Income tax expense on operations	(383)	(218)	(70)	(141)	(299)	(256)	(92)	(305)	(812)	(952)
Realized capital gains and losses, after-tax	10	36	18	(64)	(99)	(104)	31	18	-	(154)
(Loss) gain on disposition of operations, after-tax	-	-	-	-	-	(1)	1	-	-	-
Net income applicable to common shareholders	$ 761	$ 483	$ 198	$ 222	$ 493	$ 437	$ 222	$ 538	$ 1,664	$ 1,690
Catastrophe losses	$ 303	$ 481	$ 961	$ 827	$ 358	$ 270	$ 797	$ 294	$ 2,572	$ 1,719
Amortization of purchased intangible assets	$ 5	$ 9	$ 9	$ 9	$ 13	$ 12	$ 13	$ 12	$ 32	$ 50
Operating ratios										
Claims and claims expense ("loss") ratio	64.3	70.6	75.5	73.6	67.6	68.7	74.0	67.2	71.0	69.4
Expense ratio	25.6	24.9	25.3	24.8	24.4	24.9	26.1	26.5	25.1	25.5
Combined ratio	89.9	95.5	100.8	98.4	92.0	93.6	100.1	93.7	96.1	94.9
Loss ratio	64.3	70.6	75.5	73.6	67.6	68.7	74.0	67.2	71.0	69.4
Less: effect of catastrophe losses	3.8	6.1	12.3	10.7	4.7	3.5	10.6	4.0	8.2	5.7
effect of prior year non-catastrophe reserve reestimates	(1.6)	1.3	(0.2)	0.4	(0.2)	0.6	0.2	0.6	(0.1)	0.3
Underlying loss ratio *	62.1	63.2	63.4	62.5	63.1	64.6	63.2	62.6	62.9	63.4
Expense ratio	25.6	24.9	25.3	24.8	24.4	24.9	26.1	26.5	25.1	25.5
Less: effect of amortization of purchased intangible assets	-	0.1	0.1	0.1	0.1	0.2	0.2	0.1	0.1	0.2
Expense ratio, excluding the effect of amortization of purchased intangible assets	25.6	24.8	25.2	24.7	24.3	24.7	25.9	26.4	25.0	25.3
Reconciliation of combined ratio to underlying combined ratio										
Combined ratio	89.9	95.5	100.8	98.4	92.0	93.6	100.1	93.7	96.1	94.9
Effect of catastrophe losses	(3.8)	(6.1)	(12.3)	(10.7)	(4.7)	(3.5)	(10.6)	(4.0)	(8.2)	(5.7)
Effect of prior year non-catastrophe reserve reestimates	1.6	(1.3)	0.2	(0.4)	0.2	(0.6)	(0.2)	(0.6)	0.1	(0.3)
Effect of amortization of purchased intangible assets	-	(0.1)	(0.1)	(0.1)	(0.1)	(0.2)	(0.2)	(0.1)	(0.1)	(0.2)
Underlying combined ratio *	87.7	88.0	88.6	87.2	87.4	89.3	89.1	89.0	87.9	88.7
Effect of restructuring and related charges on combined ratio	0.1	0.1	0.1	0.1	0.1	0.1	0.2	0.1	0.1	0.1
Effect of Discontinued Lines and Coverages on combined ratio	-	1.3	-	-	-	0.7	-	-	0.3	0.2

12

THE ALLSTATE CORPORATION
HISTORICAL PROPERTY-LIABILITY RESULTS
($ in millions)

	Twelve months ended December 31,				
	2016	2015	2014	2013	2012
Premiums written	$ 31,600	$ 30,871	$ 29,614	$ 28,164	$ 27,027
Increase in unearned premium	(381)	(549)	(723)	(572)	(322)
Other	88	(13)	38	26	32
Premiums earned	31,307	30,309	28,929	27,618	26,737
Claims and claims expense	(22,221)	(21,034)	(19,428)	(17,911)	(18,484)
Amortization of deferred policy acquisition costs	(4,267)	(4,102)	(3,875)	(3,674)	(3,483)
Operating costs and expenses	(3,580)	(3,575)	(3,838)	(3,752)	(3,536)
Restructuring and related charges	(29)	(39)	(16)	(63)	(34)
Underwriting income	1,210	1,559	1,772	2,218	1,200
Net investment income	1,266	1,237	1,301	1,375	1,326
Income tax expense on operations	(812)	(952)	(1,040)	(1,177)	(779)
Realized capital gains and losses, after-tax	-	(154)	357	339	221
Gain (loss) on disposition of operations, after-tax	-	-	37	(1)	-
Net income applicable to common shareholders	$ 1,664	$ 1,690	$ 2,427	$ 2,754	$ 1,968
Catastrophe losses	$ 2,572	$ 1,719	$ 1,993	$ 1,251	$ 2,345
Amortization of purchased intangible assets	$ 32	$ 50	$ 68	$ 85	$ 124
Operating ratios					
Loss ratio	71.0	69.4	67.2	64.9	69.1
Expense ratio	25.1	25.5	26.7	27.1	26.4
Combined ratio	96.1	94.9	93.9	92.0	95.5
Loss ratio	71.0	69.4	67.2	64.9	69.1
Less: effect of catastrophe losses	8.2	5.7	6.9	4.5	8.8
effect of prior year non-catastrophe reserve reestimates	(0.1)	0.3	(0.4)	(0.1)	(1.0)
Underlying loss ratio *	62.9	63.4	60.7	60.5	61.3
Expense ratio	25.1	25.5	26.7	27.1	26.4
Less: effect of amortization of purchased intangible assets	0.1	0.2	0.2	0.3	0.5
Expense ratio, excluding the effect of amortization of purchased intangible assets	25.0	25.3	26.5	26.8	25.9
Reconciliation of combined ratio to underlying combined ratio					
Combined ratio	96.1	94.9	93.9	92.0	95.5
Effect of catastrophe losses	(8.2)	(5.7)	(6.9)	(4.5)	(8.8)
Effect of prior year non-catastrophe reserve reestimates	0.1	(0.3)	0.4	0.1	1.0
Effect of amortization of purchased intangible assets	(0.1)	(0.2)	(0.2)	(0.3)	(0.5)
Underlying combined ratio *	87.9	88.7	87.2	87.3	87.2
Effect of restructuring and related charges on combined ratio	0.1	0.1	0.1	0.2	0.1
Effect of Discontinued Lines and Coverages on the combined ratio	0.3	0.2	0.4	0.5	0.2

13

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2016	Dec. 31, 2015
Property-Liability Underwriting Summary										
Allstate Protection	$ 799	$ 455	$ (64)	$ 127	$ 613	$ 540	$ (8)	$ 469	$ 1,317	$ 1,614
Discontinued Lines and Coverages	(3)	(100)	(2)	(2)	(2)	(49)	(2)	(2)	(107)	(55)
Underwriting income (loss)	$ 796	$ 355	$ (66)	$ 125	$ 611	$ 491	$ (10)	$ 467	$ 1,210	$ 1,559
Allstate Protection Underwriting Summary										
Premiums written	$ 7,722	$ 8,309	$ 8,051	$ 7,515	$ 7,551	$ 8,137	$ 7,877	$ 7,306	$ 31,597	$ 30,871
Premiums earned	$ 7,901	$ 7,869	$ 7,814	$ 7,723	$ 7,684	$ 7,650	$ 7,549	$ 7,426	$ 31,307	$ 30,309
Claims and claims expense	(5,080)	(5,454)	(5,899)	(5,683)	(5,197)	(5,207)	(5,585)	(4,992)	(22,116)	(20,981)
Amortization of deferred policy acquisition costs	(1,086)	(1,068)	(1,057)	(1,056)	(1,052)	(1,029)	(1,021)	(1,000)	(4,267)	(4,102)
Operating costs and expenses	(927)	(887)	(912)	(852)	(812)	(866)	(934)	(961)	(3,578)	(3,573)
Restructuring and related charges	(9)	(5)	(10)	(5)	(10)	(8)	(17)	(4)	(29)	(39)
Underwriting income (loss)	$ 799	$ 455	$ (64)	$ 127	$ 613	$ 540	$ (8)	$ 469	$ 1,317	$ 1,614
Catastrophe losses	$ 303	$ 481	$ 961	$ 827	$ 358	$ 270	$ 797	$ 294	$ 2,572	$ 1,719
Operating ratios										
Loss ratio	64.3	69.3	75.5	73.6	67.6	68.0	74.0	67.2	70.6	69.2
Expense ratio	25.6	24.9	25.3	24.8	24.4	24.9	26.1	26.5	25.2	25.5
Combined ratio	89.9	94.2	100.8	98.4	92.0	92.9	100.1	93.7	95.8	94.7
Effect of catastrophe losses on combined ratio	3.8	6.1	12.3	10.7	4.7	3.5	10.6	4.0	8.2	5.7
Effect of restructuring and related charges on combined ratio	0.1	0.1	0.1	0.1	0.1	0.1	0.2	0.1	0.1	0.1
Effect of amortization of purchased intangible assets on combined ratio	-	0.1	0.1	0.1	0.1	0.2	0.2	0.1	0.1	0.2
Discontinued Lines and Coverages Underwriting Summary										
Premiums written	$ 1	$ 2	$ -	$ -	$ -	$ -	$ -	$ -	$ 3	$ -
Premiums earned	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Claims and claims expense	(3)	(99)	(2)	(1)	(2)	(48)	(2)	(1)	(105)	(53)
Operating costs and expenses	-	(1)	-	(1)	-	(1)	-	(1)	(2)	(2)
Underwriting loss	$ (3)	$ (100)	$ (2)	$ (2)	$ (2)	$ (49)	$ (2)	$ (2)	$ (107)	$ (55)
Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	-	1.3	-	0.1	-	0.7	-	-	0.3	0.2
Allstate Protection Underwriting Income (Loss) by Brand										
Allstate brand	$ 793	$ 493	$ (10)	$ 171	$ 629	$ 571	$ 86	$ 526	$ 1,447	$ 1,812
Esurance brand	(21)	(41)	(37)	(25)	(28)	(26)	(41)	(69)	(124)	(164)
Encompass brand	29	5	(15)	(18)	14	(4)	(50)	14	1	(26)
Answer Financial	(2)	(2)	(2)	(1)	(2)	(1)	(3)	(2)	(7)	(8)
Underwriting income (loss)	$ 799	$ 455	$ (64)	$ 127	$ 613	$ 540	$ (8)	$ 469	$ 1,317	$ 1,614

14

THE ALLSTATE CORPORATION
HISTORICAL PROPERTY-LIABILITY
UNDERWRITING RESULTS BY AREA OF BUSINESS
($ in millions)

	Twelve months ended December 31,				
	2016	2015	2014	2013	2012
Property-Liability Underwriting Summary					
Allstate Protection	$ 1,317	$ 1,614	$ 1,887	$ 2,361	$ 1,253
Discontinued Lines and Coverages	(107)	(55)	(115)	(143)	(53)
Underwriting income	$ 1,210	$ 1,559	$ 1,772	$ 2,218	$ 1,200
Allstate Protection Underwriting Summary					
Premiums written	$ 31,597	$ 30,871	$ 29,613	$ 28,164	$ 27,026
Premiums earned	$ 31,307	$ 30,309	$ 28,928	$ 27,618	$ 26,737
Claims and claims expense	(22,116)	(20,981)	(19,315)	(17,769)	(18,433)
Amortization of deferred policy acquisition costs	(4,267)	(4,102)	(3,875)	(3,674)	(3,483)
Operating costs and expenses	(3,578)	(3,573)	(3,835)	(3,751)	(3,534)
Restructuring and related charges	(29)	(39)	(16)	(63)	(34)
Underwriting income	$ 1,317	$ 1,614	$ 1,887	$ 2,361	$ 1,253
Catastrophe losses	$ 2,572	$ 1,719	$ 1,993	$ 1,251	$ 2,345
Operating ratios					
Loss ratio	70.6	69.2	66.8	64.4	68.9
Expense ratio	25.2	25.5	26.7	27.1	26.4
Combined ratio	95.8	94.7	93.5	91.5	95.3
Effect of catastrophe losses on combined ratio	8.2	5.7	6.9	4.5	8.8
Effect of restructuring and related charges on combined ratio	0.1	0.1	0.1	0.2	0.1
Effect of amortization of purchased intangible assets on combined ratio	0.1	0.2	0.2	0.3	0.5
Discontinued Lines and Coverages Underwriting Summary					
Premiums written	$ 3	$ -	$ 1	$ -	$ 1
Premiums earned	$ -	$ -	$ 1	$ -	$ -
Claims and claims expense	(105)	(53)	(113)	(142)	(51)
Operating costs and expenses	(2)	(2)	(3)	(1)	(2)
Underwriting loss	$ (107)	$ (55)	$ (115)	$ (143)	$ (53)
Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.3	0.2	0.4	0.5	0.2

15

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY PREMIUMS WRITTEN BY BRAND
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2016	Dec. 31, 2015
Allstate brand [1]										
Auto	$ 4,756	$ 4,940	$ 4,767	$ 4,746	$ 4,576	$ 4,746	$ 4,588	$ 4,535	$ 19,209	$ 18,445
Homeowners	1,638	1,869	1,831	1,392	1,634	1,879	1,819	1,379	6,730	6,711
Other personal lines	393	447	428	353	376	429	424	357	1,621	1,586
Commercial lines	115	123	135	126	126	124	138	128	499	516
Other business lines	158	185	183	183	168	205	199	184	709	756
	7,060	7,564	7,344	6,800	6,880	7,383	7,168	6,583	28,768	28,014
Esurance brand										
Auto	382	428	376	439	368	411	363	434	1,625	1,576
Homeowners	15	16	14	11	9	9	7	5	56	30
Other personal lines	2	2	2	2	1	3	1	2	8	7
	399	446	392	452	378	423	371	441	1,689	1,613
Encompass brand										
Auto	138	153	162	138	152	169	173	147	591	641
Homeowners	103	121	126	104	116	134	136	111	454	497
Other personal lines	22	25	27	21	25	28	29	24	95	106
	263	299	315	263	293	331	338	282	1,140	1,244
Allstate Protection	7,722	8,309	8,051	7,515	7,551	8,137	7,877	7,306	31,597	30,871
Discontinued Lines and Coverages [2]	1	2	-	-	-	-	-	-	3	-
Property-Liability	$ 7,723	$ 8,311	$ 8,051	$ 7,515	$ 7,551	$ 8,137	$ 7,877	$ 7,306	$ 31,600	$ 30,871
Allstate Protection										
Auto	$ 5,276	$ 5,521	$ 5,305	$ 5,323	$ 5,096	$ 5,326	$ 5,124	$ 5,116	$ 21,425	$ 20,662
Homeowners	1,756	2,006	1,971	1,507	1,759	2,022	1,962	1,495	7,240	7,238
Other personal lines	417	474	457	376	402	460	454	383	1,724	1,699
Commercial lines	115	123	135	126	126	124	138	128	499	516
Other business lines	158	185	183	183	168	205	199	184	709	756
	$ 7,722	$ 8,309	$ 8,051	$ 7,515	$ 7,551	$ 8,137	$ 7,877	$ 7,306	$ 31,597	$ 30,871
[1] **Canada premiums included in Allstate brand**										
Auto	$ 182	$ 220	$ 234	$ 164	$ 183	$ 215	$ 235	$ 173	$ 800	$ 806
Homeowners	52	64	64	41	50	60	63	41	221	214
Other personal lines	13	16	16	10	12	15	15	11	55	53
	$ 247	$ 300	$ 314	$ 215	$ 245	$ 290	$ 313	$ 225	$ 1,076	$ 1,073

[2] Primarily represents retrospective reinsurance premium recognized when billed.

16

17 Number of Location Number of Location Number of Location locations (7) Total brand (%) (8) specific (%) (9) locations Total brand (%) (8) specific (%) (9) locations Total brand (%) (8) specific (%) (9) Allstate brand Auto (2)(3)(4) 23 1.3 5.6 (10) 25 1.0 7.1 35 3.2 6.2 Homeowners (5)(6) 12 0.5 4.7 (11) 10 0.2 4.6 11 0.8 4.9 Esurance brand Auto 13 2.2 6.2 9 0.4 2.3 15 1.3 5.6 Homeowners 1 0.5 10.0 N/A N/A N/A N/A N/A N/A Encompass brand Auto 8 3.2 9.9 9 1.6 8.8 10 4.1 9.5 Homeowners 6 0.6 3.3 5 1.4 9.2 6 1.7 8.1 Number of Location Number of Location Number of Location locations Total brand (%) (8) specific (%) (9) locations Total brand (%) (8) specific (%) (9) locations Total brand (%) (8) specific (%) (9) Allstate brand Auto (2)(3)(4) 25 1.7 7.3 34 1.9 5.5 23 1.6 5.1 Homeowners (5)(6) 15 (0.4) (12) (2.3) 16 1.5 6.1 6 0.4 6.4 Esurance brand Auto 6 0.3 2.7 18 3.0 6.7 13 1.3 5.1 Homeowners N/A N/A N/A N/A N/A N/A N/A N/A N/A Encompass brand Auto 4 1.6 14.3 9 2.0 5.7 8 1.3 7.6 Homeowners 5 1.4 11.6 5 1.7 7.4 8 1.2 5.9 (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) (11) (12) Includes the impact of a rate decrease in California in first quarter 2016. Excluding California, Allstate brand homeowners total brand and location specific rate changes were 2.1% and 5.1% for the twleve months ended December 31, 2016, respectively. Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written. Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations. December 31, 2015 September 30, 2015 Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those 50 states, the District of Columbia and Canadian provinces, rate changes approved for Allstate brand, Esurance brand and Encompass brand for the three month period ending December 31, 2016 are estimated to total $330 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges that result in no change in the overall rate level in a location. Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 1.1%, 1.5%, 3.4%, 1.4%, 1.8% and 1.5% for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively. Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts. Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 0.6%, 0.6%, 0.5%, 0.7%, 0.5% and 0.5% for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively. Allstate brand auto and homeowners operates in 50 states, the District of Columbia, and 5 Canadian provinces. Esurance brand auto operates in 43 states and 1 Canadian province. Esurance brand homeowners operates in 31 states and 2 Canadian provinces. Encompass brand auto and homeowners operates in 40 states and the District of Columbia. Allstate brand auto rate changes were 7.2%, 7.8%, 8.4% and 6.7% for the trailing twelve months ended December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, respectively. Allstate brand auto rate changes were cumulatively $2.27 billion or 12.5% in 2016 and 2015. Allstate brand homeowner rate changes were cumulatively $265 million or 3.9% in 2016 and 2015. Based on historical premiums written in the locations noted above, rate changes approved for auto totaled $1.33 billion, $942 million and $399 million in 2016, 2015 and 2014, respectively. Based on historical premiums written in the locations noted above, rate changes approved for homeowners totaled $75 million, $190 million and $124 million in 2016, 2015 and 2014, respectively. June 30, 2016 March 31, 2016 Three months ended Three months ended Three months ended September 30, 2016December 31, 2016 (1) Three months ended Three months ended THE ALLSTATE CORPORATION PROPERTY-LIABILITY IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN Three months ended

18 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2016 2016 2016 2015 2015 2015 2015 Policies in Force (in thousands) (1) Allstate Brand Auto (2) 19,742 19,852 20,061 20,145 20,326 20,367 20,258 20,036 Homeowners (3) 6,099 6,109 6,135 6,152 6,174 6,163 6,141 6,114 Landlord 716 720 726 732 737 736 737 738 Renter 1,568 1,557 1,554 1,556 1,555 1,550 1,518 1,494 Condominium 666 665 667 667 668 665 662 658 Other 1,264 1,260 1,256 1,253 1,259 1,257 1,253 1,245 Other personal lines 4,214 4,202 4,203 4,208 4,219 4,208 4,170 4,135 Commercial lines 285 296 308 318 324 328 330 326 Other business lines 768 797 824 856 894 920 937 941 Excess and surplus 21 22 23 24 25 26 26 27 Total 31,129 31,278 31,554 31,703 31,962 32,012 31,862 31,579 Esurance Brand Auto 1,391 1,395 1,409 1,428 1,415 1,433 1,458 1,470 Homeowners 58 52 44 37 32 26 20 15 Other personal lines 47 47 47 46 44 44 44 42 Total 1,496 1,494 1,500 1,511 1,491 1,503 1,522 1,527 Encompass Brand Auto 622 649 676 701 723 746 767 778 Homeowners 295 305 318 329 338 347 355 361 Other personal lines 98 101 105 108 111 114 118 120 Total 1,015 1,055 1,099 1,138 1,172 1,207 1,240 1,259 Total Policies in Force 33,640 33,827 34,153 34,352 34,625 34,722 34,624 34,365 Non-Proprietary Premiums ($ in millions) Ivantage (4) $ 1,544 $ 1,531 $ 1,528 $ 1,504 $ 1,490 $ 1,481 $ 1,461 $ 1,446 Answer Financial (5) 140 158 150 151 138 149 145 149 Agency Data Total Allstate agencies (6)(7) 12,200 12,200 12,200 12,100 12,300 12,100 12,000 Licensed sales professionals (7)(8) 23,800 23,600 23,800 24,000 24,400 24,000 23,500 Allstate independent agencies (7)(9) 2,200 2,200 2,200 2,100 2,100 2,200 2,000 (1) (2) (3) (4) (5) (6) (7) (8) (9) Rounded to the nearest hundred. Employees of Allstate agencies who are licensed to sell Allstate products. Includes 460 and 880 engaged Allstate independent agencies (“AIAs”) as of December 31, 2016 and December 31, 2015, respectively. Engaged AIAs, as currently determined, include those that increase the number of policies in force from the prior year. Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Fees for the three months ended December 31, 2016 were $25.5 million. Represents non-proprietary premiums written for the period. Commissions earned for the three months ended December 31, 2016 were $18.2 million. THE ALLSTATE CORPORATION POLICIES IN FORCE AND OTHER STATISTICS Policies in Force: Policy counts are based on items rather than customers. A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Allstate Dealer Services (service contracts and other products sold in conjunction with auto lending and vehicle sales transactions) and Allstate Roadside Services wholesale partners statistics are not included in total policies in force since these are not meaningful. Additionally, non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included. Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and Canada. Allstate brand auto PIF decreased in 41 states, including 9 out of our largest 10 states, as of December 31, 2016 compared to December 31, 2015. Allstate brand homeowners PIF decreased in 33 states, including 7 out of our largest 10 states, as of December 31, 2016 compared to December 31, 2015.

THE ALLSTATE CORPORATION
ALLSTATE BRAND PROFITABILITY MEASURES
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2016	Dec. 31, 2015
Net premiums written	$ 7,060	$ 7,564	$ 7,344	$ 6,800	$ 6,880	$ 7,383	$ 7,168	$ 6,583	$ 28,768	$ 28,014
Net premiums earned										
Auto	$ 4,826	$ 4,793	$ 4,745	$ 4,667	$ 4,638	$ 4,597	$ 4,524	$ 4,432	$ 19,031	$ 18,191
Homeowners	1,691	1,683	1,684	1,678	1,674	1,663	1,645	1,631	6,736	6,613
Other personal lines	403	399	397	393	395	396	395	391	1,592	1,577
Commercial lines	123	127	127	129	129	128	128	125	506	510
Other business lines	145	150	142	143	135	148	137	141	580	561
Total	7,188	7,152	7,095	7,010	6,971	6,932	6,829	6,720	28,445	27,452
Incurred losses										
Auto	$ 3,416	$ 3,610	$ 3,634	$ 3,519	$ 3,495	$ 3,455	$ 3,431	$ 3,175	$ 14,179	$ 13,556
Homeowners	765	893	1,260	1,190	816	820	1,147	894	4,108	3,677
Other personal lines	234	236	256	261	216	241	259	244	987	960
Commercial lines	109	112	135	119	100	97	105	98	475	400
Other business lines	60	69	64	61	57	71	66	69	254	263
Total	4,584	4,920	5,349	5,150	4,684	4,684	5,008	4,480	20,003	18,856
Expenses										
Auto	$ 1,181	$ 1,134	$ 1,168	$ 1,103	$ 1,077	$ 1,086	$ 1,155	$ 1,113	$ 4,586	$ 4,431
Homeowners	396	384	373	377	372	385	372	389	1,530	1,518
Other personal lines	117	113	106	103	101	109	105	105	439	420
Commercial lines	34	34	35	38	36	36	40	38	141	150
Other business lines	83	74	74	68	72	61	63	69	299	265
Total	1,811	1,739	1,756	1,689	1,658	1,677	1,735	1,714	6,995	6,784
Underwriting income (loss)										
Auto	$ 229	$ 49	$ (57)	$ 45	$ 66	$ 56	$ (62)	$ 144	$ 266	$ 204
Homeowners	530	406	51	111	486	458	126	348	1,098	1,418
Other personal lines	52	50	35	29	78	46	31	42	166	197
Commercial lines	(20)	(19)	(43)	(28)	(7)	(5)	(17)	(11)	(110)	(40)
Other business lines	2	7	4	14	6	16	8	3	27	33
Total	793	493	(10)	171	629	571	86	526	1,447	1,812
Loss ratio	63.8	68.8	75.4	73.5	67.2	67.6	73.3	66.7	70.3	68.7
Expense ratio	25.2	24.3	24.7	24.1	23.8	24.2	25.4	25.5	24.6	24.7
Combined ratio	89.0	93.1	100.1	97.6	91.0	91.8	98.7	92.2	94.9	93.4
Loss ratio	63.8	68.8	75.4	73.5	67.2	67.6	73.3	66.7	70.3	68.7
Less: effect of catastrophe losses	4.0	6.2	12.9	11.2	4.9	3.6	10.7	4.1	8.5	5.8
effect of prior year non-catastrophe reserve reestimates	(1.5)	-	(0.3)	0.3	(0.1)	(0.1)	0.3	0.7	(0.4)	0.2
Underlying loss ratio *	61.3	62.6	62.8	62.0	62.4	64.1	62.3	61.9	62.2	62.7
Expense ratio	25.2	24.3	24.7	24.1	23.8	24.2	25.4	25.5	24.6	24.7
Less: effect of amortization of purchased intangible assets	-	-	-	-	-	-	-	-	-	-
Expense ratio, excluding the effect of amortization of purchased intangible assets	25.2	24.3	24.7	24.1	23.8	24.2	25.4	25.5	24.6	24.7
Reconciliation of combined ratio to underlying combined ratio										
Combined ratio	89.0	93.1	100.1	97.6	91.0	91.8	98.7	92.2	94.9	93.4
Effect of catastrophe losses	(4.0)	(6.2)	(12.9)	(11.2)	(4.9)	(3.6)	(10.7)	(4.1)	(8.5)	(5.8)
Effect of prior year non-catastrophe reserve reestimates	1.5	-	0.3	(0.3)	0.1	0.1	(0.3)	(0.7)	0.4	(0.2)
Underlying combined ratio *	86.5	86.9	87.5	86.1	86.2	88.3	87.7	87.4	86.8	87.4
Effect of prior year reserve reestimates on combined ratio	(1.6)	-	-	0.2	(0.3)	(0.2)	0.4	0.7	(0.4)	0.1
Effect of advertising expenses on combined ratio	2.4	2.2	2.2	1.5	1.5	2.0	2.4	2.3	2.1	2.1

19

20 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2016 2016 2016 2016 2015 2015 2015 2015 2016 2015 New Issued Applications (in thousands) (2) Auto 562 584 582 584 562 790 818 792 2,312 2,962 Homeowners 167 188 193 164 174 218 212 177 712 781 Average Premium - Gross Written ($) (3) Auto 537 532 516 507 502 494 488 484 523 492 Homeowners 1,181 1,181 1,171 1,174 1,163 1,158 1,150 1,148 1,177 1,155 Average Premium - Net Earned ($) (4) Auto 487 479 471 461 456 452 450 444 474 450 Homeowners 1,105 1,099 1,090 1,082 1,078 1,074 1,066 1,060 1,094 1,070 Renewal Ratio (%) (5) Auto 87.4 87.5 88.0 88.0 88.2 88.6 88.9 88.8 87.8 88.6 Homeowners 87.5 87.9 87.8 88.1 88.5 88.7 88.4 88.4 87.8 88.5 Auto Claim Frequency (6) (% change year-over-year) Bodily Injury Gross (2.0) 0.3 2.8 1.1 3.9 6.4 6.8 6.8 0.5 5.9 Bodily Injury Paid (7) (19.2) (19.6) 1.5 5.9 - 3.5 6.0 2.3 (7.9) 2.9 Property Damage Gross (8)(9) 1.2 3.9 5.6 2.1 7.5 8.9 6.9 2.1 3.1 6.3 Property Damage Paid (1.2) 0.1 (0.1) 2.4 3.7 4.7 4.2 2.5 0.3 3.8 Auto Paid Claim Severity (10) (% change year-over-year) Bodily injury (7) 18.8 12.4 (2.3) (5.5) (7.0) (2.9) 0.6 3.9 4.7 (1.6) Property damage 1.9 1.9 5.3 7.5 4.0 5.4 3.7 4.8 4.1 4.4 Homeowners Excluding Catastrophe Losses (% change year-over-year) Gross Claim frequency (6) 2.2 5.2 (12.5) (7.7) 0.9 (1.9) 0.4 (7.9) (3.4) (2.3) Paid Claim frequency (6) (0.5) 0.7 (14.3) (2.0) (2.1) (3.7) (0.9) (7.0) (4.3) (3.4) Paid Claim severity 1.8 (0.5) 4.7 (2.7) 2.6 4.5 3.6 6.6 0.9 4.3 (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Statistics presented for Allstate brand exclude excess and surplus lines. New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed on a policy, which in 2015 was either four or ten depending on the state. Currently, all states allow ten automobiles on a policy. Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The rate of change in paid severity is the year over year percent increase or decrease in paid claim severity for the period. Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners. The paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. The gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency. Decreases in bodily injury paid claim frequency and the related increase in severity reflect payment mix and claim closure patterns that were impacted by changes in bodily injury claim processes in the second half of 2016 related to enhanced documentation of injuries and related medical treatments. Paid claim severity was impacted by increases in medical inflationary trends that were offset by improvements in loss cost management. With the increase in auto frequency experienced in recent quarters, claim handling processes were modified to more completely identify instances of liability at first notice of loss. Changes in property damage claim opening practices can impact gross claim frequency comparisons to prior year. This resulted in an increase in the number of counted claims as well as an increase in claims closed without payment, as in many instances, we were ultimately not required to provide indemnification. In the third quarter of 2015, a decision to more completely capture information on claims involving a vehicle collision with non-vehicle property gave rise to an increase in the number of counted claims, however, experience indicates that for these types of claims, payments are not always required to be made. Accordingly, claims closed without payment also increased. This change, resulted in a steady increase in notice counts as the change was more broadly adopted. Quarterly increases (decreases) in property damage gross claim frequency consistently measured were 3.0%, (0.8)%, 5.5% and 7.4% in the three months ended June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively. Auto underwriting results for 2016 and 2015 were not impacted. THE ALLSTATE CORPORATION ALLSTATE BRAND STATISTICS (1) Twelve months endedThree months ended

21 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Change in auto claim frequency (2) (% change in frequency rate year over year) % Change in gross claim frequency 2.1% -3.2% -4.4% -4.1% -2.9% 1.2% -1.8% -3.1% -2.4% -1.1% 0.8% -1.7% -0.3% -2.8% -1.3% 4.0% 6.8% 6.8% 6.4% 3.9% 1.1% 2.8% 0.3% -2.0% % Change in paid claim frequency (3) 4.5% 1.5% -0.9% -2.4% -0.2% 1.1% -1.0% 0.7% -2.3% -2.7% -2.1% -4.7% -4.7% -3.8% 0.2% 4.7% 2.3% 6.0% 3.5% 0.0% 5.9% 1.5% -19.6% -19.2% (1) Frequency statistics exclude counts associated with catastrophe events. (2) (3) Decreases in bodily injury paid claim frequency and the related increase in severity as depicted on page 20 reflect payment mix and claim closure patterns that were impacted by changes in bodily injury claim processes in the second half of 2016 related to enhanced documentation of injuries and related medical treatments. Paid claim severity was impacted by increases in medical inflationary trends that were offset by improvements in loss cost management. The paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. The gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency. THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO CLAIM FREQUENCY ANALYSIS (1) BODILY INJURY % CHANGE IN GROSS AND PAID CLAIM FREQUENCY RATE 2011 2012 2013 2014 2015 2016 -20.0% -16.0% -12.0% -8.0% -4.0% 0.0% 4.0% 8.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2011 2012 2013 2014 2015 2016 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto bodily injury frequency % change in gross claim frequency % change in paid claim frequency

22 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Change in auto claim frequency (2) (% change in frequency rate year over year) % Change in gross claim frequency (3)(4) 0.6% -4.4% -3.3% -3.1% -4.8% 0.7% -1.8% -4.3% -0.7% -0.3% 0.6% 1.4% 5.1% -2.4% -1.0% 0.5% 2.1% 6.9% 8.9% 7.5% 2.1% 5.6% 3.9% 1.2% % Change in paid claim frequency 0.4% -2.9% -4.3% -2.4% -4.3% -0.3% -3.4% -4.1% -4.5% 0.5% 3.7% 0.8% 2.9% -0.4% 0.4% 2.5% 2.5% 4.2% 4.7% 3.7% 2.4% -0.1% 0.1% -1.2% (1) Frequency statistics exclude counts associated with catastrophe events. (2) (3) (4) The paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. The gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency. With the increase in auto frequency experienced in recent quarters, claim handling processes were modified to more completely identify instances of liability at first notice of loss. Changes in property damage claim opening practices can impact gross claim frequency comparisons to prior year. This resulted in an increase in the number of counted claims as well as an increase in claims closed without payment, as in many instances, we were ultimately not required to provide indemnification. In the third quarter of 2015, a decision to more completely capture information on claims involving a vehicle collision with non-vehicle property gave rise to an increase in the number of counted claims, however, experience indicates that for these types of claims, payments are not always required to be made. Accordingly, claims closed without payment also increased. This change, resulted in a steady increase in notice counts as the change was more broadly adopted. Quarterly increases (decreases) in property damage gross claim frequency consistently measured were 3.0%, (0.8)%, 5.5% and 7.4% in the three months ended June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively. Auto underwriting results for 2016 and 2015 were not impacted. THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO CLAIM FREQUENCY ANALYSIS (1) PROPERTY DAMAGE % CHANGE IN GROSS AND PAID CLAIM FREQUENCY 2011 2012 2013 2014 2015 2016 -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2011 2012 2013 2014 2015 2016 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto property damage frequency % change in gross claim frequency % change in paid claim frequency

23 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 (% change in frequency rate year over year) % Change in gross claim frequency (2)(3)(4) -2.7% -1.3% 1.7% -0.9% -1.3% -5.2% -6.3% -1.8% -2.0% -2.9% 2.9% -6.7% 5.7% 1.4% -2.6% -2.6% 0.3% 0.5% 6.3% 3.1% % Change in gross claim frequency indexed to 1996 (3)(4)(5) 97.3% 96.0% 97.7% 96.8% 95.5% 90.6% 84.9% 83.3% 81.7% 79.3% 81.6% 76.1% 80.5% 81.6% 79.5% 77.4% 77.6% 78.0% 82.9% 85.5% % Change in paid claim frequency (2) -2.1% -1.5% 2.9% -2.7% 0.3% -1.8% -3.2% -2.6% -2.6% -2.4% 0.8% -3.6% 6.1% 0.7% -2.3% -3.1% 0.1% 1.3% 3.8% 0.3% % Change in paid claim frequency indexed to 1996 (5) 97.9% 96.4% 99.2% 96.5% 96.8% 95.1% 92.1% 89.7% 87.3% 85.2% 85.9% 82.8% 87.9% 88.5% 86.5% 83.8% 83.9% 84.9% 88.2% 88.4% (1) Frequency statistics exclude counts associated with catastrophe events. (2) (3) (4) (5) The percent change in gross or paid claim frequency indexed to 1996 equals the current year percent change plus 100%, times the prior year indexed amount beginning with 100% in 1996 rounded. THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO CLAIM FREQUENCY ANALYSIS (1) PROPERTY DAMAGE % CHANGE IN GROSS AND PAID CLAIM FREQUENCY AND INDEXED TO 1996 The paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. The gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency. In the third quarter of 2015, a decision to more completely capture information on claims involving a vehicle collision with non-vehicle property gave rise to an increase in the number of counted claims, however, experience indicates that for these types of claims, payments are not always required to be made. Accordingly, claims closed without payment also increased. This change, resulted in a steady increase in notice counts as the change was more broadly adopted. Quarterly increases (decreases) in property damage gross claim frequency consistently measured were 3.0%, (0.8)%, 5.5% and 7.4% in the three months ended June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively. Auto underwriting results for 2016 and 2015 were not impacted. With the increase in auto frequency experienced in recent quarters, claim handling processes were modified to more completely identify instances of liability at first notice of loss. Changes in property damage claim opening practices can impact gross claim frequency comparisons to prior year. This resulted in an increase in the number of counted claims as well as an increase in claims closed without payment, as in many instances, we were ultimately not required to provide indemnification. 70.0% 75.0% 80.0% 85.0% 90.0% 95.0% 100.0% 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto property damage frequency % Change in gross claim frequency indexed to 1996 % Change in paid claim frequency indexed to 1996

THE ALLSTATE CORPORATION
ESURANCE PROFITABILITY MEASURES AND STATISTICS
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2016	Dec. 31, 2015
Net premiums written	$ 399	$ 446	$ 392	$ 452	$ 378	$ 423	$ 371	$ 441	$ 1,689	$ 1,613
Net premiums earned										
Auto	$ 408	$ 405	$ 403	$ 394	$ 391	$ 392	$ 397	$ 382	$ 1,610	$ 1,562
Homeowners	13	11	10	8	7	5	4	3	42	19
Other personal lines	2	2	2	2	2	2	1	2	8	7
Total	423	418	415	404	400	399	402	387	1,660	1,588
Incurred losses										
Auto	$ 310	$ 313	$ 308	$ 289	$ 294	$ 285	$ 300	$ 297	$ 1,220	$ 1,176
Homeowners	8	11	10	4	4	4	3	1	33	12
Other personal lines	1	2	1	1	1	1	1	1	5	4
Total	319	326	319	294	299	290	304	299	1,258	1,192
Expenses										
Auto	$ 114	$ 111	$ 107	$ 123	$ 119	$ 125	$ 132	$ 155	$ 455	$ 531
Homeowners	10	22	25	11	9	10	7	-	68	26
Other personal lines	1	-	1	1	1	-	-	2	3	3
Total	125	133	133	135	129	135	139	157	526	560
Underwriting income (loss)										
Auto	$ (16)	$ (19)	$ (12)	$ (18)	$ (22)	$ (18)	$ (35)	$ (70)	$ (65) [1]	$ (145)
Homeowners	(5)	(22)	(25)	(7)	(6)	(9)	(6)	2	(59)	(19)
Other personal lines	-	-	-	-	-	1	-	(1)	-	-
Total	(21)	(41)	(37)	(25)	(28)	(26)	(41)	(69)	(124)	(164)
Loss ratio	75.4	78.0	76.9	72.8	74.8	72.7	75.6	77.2	75.8	75.1
Expense ratio	29.6	31.8	32.0	33.4	32.2	33.8	34.6	40.6	31.7	35.2
Combined ratio	105.0	109.8	108.9	106.2	107.0	106.5	110.2	117.8	107.5	110.3
Loss ratio	75.4	78.0	76.9	72.8	74.8	72.7	75.6	77.2	75.8	75.1
Less: effect of catastrophe losses	1.2	3.3	3.4	0.7	0.8	0.8	2.0	-	2.2	0.9
effect of prior year non-catastrophe reserve reestimates	(2.1)	(1.0)	(1.0)	(1.0)	(1.3)	(1.6)	(0.7)	(1.0)	(1.3)	(1.2)
Underlying loss ratio *	76.3	75.7	74.5	73.1	75.3	73.5	74.3	78.2	74.9	75.4
Expense ratio	29.6	31.8	32.0	33.4	32.2	33.8	34.6	40.6	31.7	35.2
Less: effect of amortization of purchased intangible assets	0.9	1.5	1.7	1.5	2.2	2.0	2.2	2.3	1.4	2.2
Expense ratio, excluding the effect of amortization of purchased intangible assets	28.7	30.3	30.3	31.9	30.0	31.8	32.4	38.3	30.3	33.0
Reconciliation of combined ratio to underlying combined ratio										
Combined ratio	105.0	109.8	108.9	106.2	107.0	106.5	110.2	117.8	107.5 [1][2]	110.3 [1][2]
Effect of catastrophe losses	(1.2)	(3.3)	(3.4)	(0.7)	(0.8)	(0.8)	(2.0)	-	(2.2)	(0.9)
Effect of prior year non-catastrophe reserve reestimates	2.1	1.0	1.0	1.0	1.3	1.6	0.7	1.0	1.3	1.2
Effect of amortization of purchased intangible assets	(0.9)	(1.5)	(1.7)	(1.5)	(2.2)	(2.0)	(2.2)	(2.3)	(1.4)	(2.2)
Underlying combined ratio *	105.0	106.0	104.8	105.0	105.3	105.3	106.7	116.5	105.2 [2]	108.4 [2]
Effect of prior year reserve reestimates on combined ratio	(2.1)	(1.0)	(1.0)	(1.0)	(1.3)	(1.3)	(0.7)	(1.0)	(1.3)	(1.1)
Effect of advertising expenses on combined ratio	9.2	11.7	12.2	11.6	9.8	11.0	12.4	17.3	11.2 [2]	12.6 [2]
Policies in Force (in thousands)										
Auto	1,391	1,395	1,409	1,428	1,415	1,433	1,458	1,470	1,391	1,415
Homeowners	58	52	44	37	32	26	20	15	58	32
Other personal lines	47	47	47	46	44	44	44	42	47	44
	1,496	1,494	1,500	1,511	1,491	1,503	1,522	1,527	1,496	1,491
New Issued Applications (in thousands)										
Auto	137	151	141	168	139	145	148	195	597	627
Homeowners	9	10	11	7	7	8	7	6	37	28
Other personal lines	8	9	8	10	7	9	10	12	35	38
	154	170	160	185	153	162	165	213	669	693
Average Premium - Gross Written ($)										
Auto	555	546	538	547	526	513	506	520	547	516
Homeowners	861	872	855	891	821	838	814	849	875	833
Renewal Ratio (%)										
Auto	79.3	78.9	80.0	79.6	78.8	78.7	80.4	79.9	79.4	79.5
Homeowners	76.6	76.1	75.9	73.0	N/A	N/A	N/A	N/A	76.6	72.7

[1] Auto underwriting income includes an underwriting loss related to Esurance expansion into Canada of $8 million or 0.5 points on the combined ratio in 2016 compared to an underwriting loss of $7 million or 0.4 points on the combined ratio in 2015.

[2] Advertising expenses for US Auto and Homeowners were $146 million and $37 million in 2016 compared to $190 million and $10 million in 2015, respectively. The effect of Esurance brand US Auto and Homeowners advertising expenses on the Esurance combined ratio and underlying combined ratio was 8.8 points and 2.2 points in 2016 compared to 12.0 points and 0.6 points in 2015, respectively.

24

25 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2016 2016 2016 2016 2015 2015 2015 2015 2016 2015 Net premiums written $ 263 $ 299 $ 315 $ 263 $ 293 $ 331 $ 338 $ 282 $ 1,140 $ 1,244 Net premiums earned Auto $ 151 $ 155 $ 158 $ 159 $ 162 $ 165 $ 165 $ 165 $ 623 $ 657 Homeowners 115 119 121 124 124 127 126 127 479 504 Other personal lines 24 25 25 26 27 27 27 27 100 108 Total 290 299 304 309 313 319 318 319 1,202 1,269 Incurred losses Auto $ 104 $ 117 $ 130 $ 123 $ 126 $ 135 $ 129 $ 116 $ 474 $ 506 Homeowners 60 74 85 85 61 75 117 74 304 327 Other personal lines 13 17 16 31 27 23 27 23 77 100 Total 177 208 231 239 214 233 273 213 855 933 Expenses Auto $ 44 $ 44 $ 45 $ 45 $ 44 $ 46 $ 50 $ 47 $ 178 $ 187 Homeowners 33 34 36 36 34 36 38 37 139 145 Other personal lines 7 8 7 7 7 8 7 8 29 30 Total 84 86 88 88 85 90 95 92 346 362 Underwriting income (loss) Auto $ 3 $ (6) $ (17) $ (9) $ (8) $ (16) $ (14) $ 2 $ (29) $ (36) Homeowners 22 11 - 3 29 16 (29) 16 36 32 Other personal lines 4 - 2 (12) (7) (4) (7) (4) (6) (22) Total 29 5 (15) (18) 14 (4) (50) 14 1 (26) Loss ratio 61.0 69.6 76.0 77.3 68.4 73.1 85.8 66.8 71.1 73.5 Expense ratio 29.0 28.7 28.9 28.5 27.1 28.2 29.9 28.8 28.8 28.5 Combined ratio 90.0 98.3 104.9 105.8 95.5 101.3 115.7 95.6 99.9 102.0 Loss ratio 61.0 69.6 76.0 77.3 68.4 73.1 85.8 66.8 71.1 73.5 Less: effect of catastrophe losses 3.1 9.0 11.2 13.3 4.8 5.3 18.6 6.3 9.2 8.7 effect of prior year non-catastrophe reserve reestimates (3.8) - 0.9 4.2 (1.6) 5.1 0.6 (1.3) 0.4 0.7 Underlying loss ratio * 61.7 60.6 63.9 59.8 65.2 62.7 66.6 61.8 61.5 64.1 Expense ratio 29.0 28.7 28.9 28.5 27.1 28.2 29.9 28.8 28.8 28.5 Less: effect of amortization of purchased intangible assets - - - - - - - - - - Expense ratio, excluding the effect of amortization of purchased intangible assets 29.0 28.7 28.9 28.5 27.1 28.2 29.9 28.8 28.8 28.5 Reconciliation of combined ratio to underlying combined ratio Combined ratio 90.0 98.3 104.9 105.8 95.5 101.3 115.7 95.6 99.9 102.0 Effect of catastrophe losses (3.1) (9.0) (11.2) (13.3) (4.8) (5.3) (18.6) (6.3) (9.2) (8.7) Effect of prior year non-catastrophe reserve reestimates 3.8 - (0.9) (4.2) 1.6 (5.1) (0.6) 1.3 (0.4) (0.7) Underlying combined ratio * 90.7 89.3 92.8 88.3 92.3 90.9 96.5 90.6 90.3 92.6 Effect of prior year reserve reestimates on combined ratio (3.8) 0.3 0.3 4.5 (1.9) 5.4 0.9 (2.2) 0.4 0.6 Effect of advertising expenses on combined ratio 0.3 - 0.3 - - 0.3 0.6 0.6 0.2 0.4 Policies in Force (in thousands) Auto 622 649 676 701 723 746 767 778 622 723 Homeowners 295 305 318 329 338 347 355 361 295 338 Other personal lines 98 101 105 108 111 114 118 120 98 111 1,015 1,055 1,099 1,138 1,172 1,207 1,240 1,259 1,015 1,172 New Issued Applications (in thousands) Auto 11 13 15 15 16 20 23 23 54 82 Homeowners 7 9 9 9 10 12 14 12 34 48 Average Premium - Gross Written ($) Auto 1,043 1,022 988 981 981 963 925 913 1,008 945 Homeowners 1,650 1,659 1,629 1,618 1,587 1,583 1,532 1,519 1,639 1,555 Renewal Ratio (%) Auto 73.1 73.1 75.5 76.1 76.1 76.7 78.0 78.5 74.4 77.3 Homeowners 78.3 77.9 79.9 81.5 81.3 82.5 83.2 83.2 79.4 82.5 THE ALLSTATE CORPORATION ENCOMPASS BRAND PROFITABILITY MEASURES AND STATISTICS ($ in millions) Twelve months endedThree months ended

THE ALLSTATE CORPORATION
AUTO PROFITABILITY MEASURES

($ in millions)	Three months ended								Twelve months ended	
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2016	Dec. 31, 2015
Net premiums written										
Allstate brand	$ 4,756	$ 4,940	$ 4,767	$ 4,746	$ 4,576	$ 4,746	$ 4,588	$ 4,535	$ 19,209	$ 18,445
Esurance brand	382	428	376	439	368	411	363	434	1,625	1,576
Encompass brand	138	153	162	138	152	169	173	147	591	641
	5,276	5,521	5,305	5,323	5,096	5,326	5,124	5,116	21,425	20,662
Net premiums earned										
Allstate brand	$ 4,826	$ 4,793	$ 4,745	$ 4,667	$ 4,638	$ 4,597	$ 4,524	$ 4,432	$ 19,031	$ 18,191
Esurance brand	408	405	403	394	391	392	397	382	1,610	1,562
Encompass brand	151	155	158	159	162	165	165	165	623	657
	5,385	5,353	5,306	5,220	5,191	5,154	5,086	4,979	21,264	20,410
Incurred losses										
Allstate brand	$ 3,416	$ 3,610	$ 3,634	$ 3,519	$ 3,495	$ 3,455	$ 3,431	$ 3,175	$ 14,179	$ 13,556
Esurance brand	310	313	308	289	294	285	300	297	1,220	1,176
Encompass brand	104	117	130	123	126	135	129	116	474	506
	3,830	4,040	4,072	3,931	3,915	3,875	3,860	3,588	15,873	15,238
Expenses										
Allstate brand	$ 1,181	$ 1,134	$ 1,168	$ 1,103	$ 1,077	$ 1,086	$ 1,155	$ 1,113	$ 4,586	$ 4,431
Esurance brand	114	111	107	123	119	125	132	155	455	531
Encompass brand	44	44	45	45	44	46	50	47	178	187
	1,339	1,289	1,320	1,271	1,240	1,257	1,337	1,315	5,219	5,149
Underwriting income (loss)										
Allstate brand	$ 229	$ 49	$ (57)	$ 45	$ 66	$ 56	$ (62)	$ 144	$ 266	$ 204
Esurance brand	(16)	(19)	(12)	(18)	(22)	(18)	(35)	(70)	(65)	(145)
Encompass brand	3	(6)	(17)	(9)	(8)	(16)	(14)	2	(29)	(36)
	216	24	(86)	18	36	22	(111)	76	172	23
Loss ratio										
Allstate brand	70.8	75.3	76.6	75.4	75.4	75.2	75.9	71.7	74.5	74.5
Esurance brand	76.0	77.3	76.4	73.4	75.2	72.7	75.6	77.7	75.8	75.3
Encompass brand	68.9	75.5	82.3	77.4	77.8	81.8	78.2	70.3	76.1	77.0
Allstate Protection	71.1	75.5	76.7	75.3	75.4	75.2	75.9	72.1	74.7	74.7
Expense ratio										
Allstate brand	24.5	23.7	24.6	23.6	23.2	23.6	25.5	25.1	24.1	24.4
Esurance brand	27.9	27.4	26.6	31.2	30.4	31.9	33.2	40.6	28.2	34.0
Encompass brand	29.1	28.4	28.5	28.3	27.1	27.9	30.3	28.5	28.6	28.5
Allstate Protection	24.9	24.1	24.9	24.4	23.9	24.4	26.3	26.4	24.5	25.2
Combined ratio										
Allstate brand	95.3 [1]	99.0	101.2	99.0	98.6	98.8	101.4	96.8	98.6	98.9
Esurance brand	103.9	104.7	103.0	104.6	105.6	104.6	108.8	118.3	104.0 [2]	109.3 [2]
Encompass brand	98.0	103.9	110.8	105.7	104.9	109.7	108.5	98.8	104.7	105.5
Allstate Protection	96.0	99.6	101.6	99.7	99.3	99.6	102.2	98.5	99.2	99.9
Effect of catastrophe losses on combined ratio										
Allstate brand	1.2	3.1	4.1	2.9	1.1	0.5	3.2	0.3	2.8	1.3
Esurance brand	1.0	2.2	2.2	0.5	0.5	0.5	1.8	-	1.5	0.7
Encompass brand	-	3.3	1.9	1.3	0.6	0.6	3.0	-	1.6	1.1
Allstate Protection	1.2	3.1	3.9	2.7	1.0	0.5	3.1	0.3	2.7	1.2
Effect of prior year reserve reestimates on combined ratio										
Allstate brand	(2.0)	(0.1)	(0.8)	0.1	(0.3)	0.1	0.4	0.8	(0.7)	0.2
Esurance brand	(2.2)	(1.0)	(1.0)	(1.0)	(1.3)	(1.3)	(0.8)	(1.0)	(1.3)	(1.1)
Encompass brand	(3.3)	(1.3)	3.2	1.3	(0.6)	7.9	(1.2)	(4.8)	-	0.3
Allstate Protection	(2.1)	(0.2)	(0.7)	0.1	(0.4)	0.3	0.2	0.5	(0.7)	0.1
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio										
Allstate brand	-	(0.1)	(0.1)	(0.1)	(0.2)	(0.1)	-	(0.1)	(0.1)	(0.1)
Esurance brand	-	-	-	-	-	0.2	-	-	-	-
Encompass brand	(0.6)	-	(0.6)	-	-	-	-	(0.6)	(0.4)	(0.1)
Allstate Protection	-	(0.1)	(0.1)	(0.1)	(0.2)	-	(0.1)	-	-	(0.1)
Effect of amortization of purchased intangible assets on combined ratio										
Esurance brand	0.9	1.5	1.8	1.5	2.3	2.0	2.3	2.3	1.4	2.2
Allstate Protection	-	0.1	0.1	0.1	0.2	0.2	0.1	0.2	0.1	0.2

(1) Favorable reserve reestimates of losses for prior quarters in the current year reduced the Allstate brand auto combined ratio by 0.7 points in fourth quarter 2016.

(2) Esurance brand auto combined ratio includes 9.1 points for the effect of advertising expenses and 0.5 points for Canada underwriting loss in 2016 compared to 12.2 points for the effect of advertising expenses and 0.4 points for Canada underwriting loss in 2015.

26

THE ALLSTATE CORPORATION
HOMEOWNERS PROFITABILITY MEASURES

($ in millions)	Three months ended: Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Twelve months ended: Dec. 31, 2016	Dec. 31, 2015
Net premiums written										
Allstate brand	$ 1,638	$ 1,869	$ 1,831	$ 1,392	$ 1,634	$ 1,879	$ 1,819	$ 1,379	$ 6,730	$ 6,711
Esurance brand	15	16	14	11	9	9	7	5	56	30
Encompass brand	103	121	126	104	116	134	136	111	454	497
	1,756	2,006	1,971	1,507	1,759	2,022	1,962	1,495	7,240	7,238
Net premiums earned										
Allstate brand	$ 1,691	$ 1,683	$ 1,684	$ 1,678	$ 1,674	$ 1,663	$ 1,645	$ 1,631	$ 6,736	$ 6,613
Esurance brand	13	11	10	8	7	5	4	3	42	19
Encompass brand	115	119	121	124	124	127	126	127	479	504
	1,819	1,813	1,815	1,810	1,805	1,795	1,775	1,761	7,257	7,136
Incurred losses										
Allstate brand	$ 765	$ 893	$ 1,260	$ 1,190	$ 816	$ 820	$ 1,147	$ 894	$ 4,108	$ 3,677
Esurance brand	8	11	10	4	4	4	3	1	33	12
Encompass brand	60	74	85	85	61	75	117	74	304	327
	833	978	1,355	1,279	881	899	1,267	969	4,445	4,016
Expenses										
Allstate brand	$ 396	$ 384	$ 373	$ 377	$ 372	$ 385	$ 372	$ 389	$ 1,530	$ 1,518
Esurance brand	10	22	25	11	9	10	7	-	68	26
Encompass brand	33	34	36	36	34	36	38	37	139	145
	439	440	434	424	415	431	417	426	1,737	1,689
Underwriting income (loss)										
Allstate brand	$ 530	$ 406	$ 51	$ 111	$ 486	$ 458	$ 126	$ 348	$ 1,098	$ 1,418
Esurance brand	(5)	(22)	(25)	(7)	(6)	(9)	(6)	2	(59)	(19)
Encompass brand	22	11	-	3	29	16	(29)	16	36	32
	547	395	26	107	509	465	91	366	1,075	1,431
Loss ratio										
Allstate brand	45.3	53.1	74.8	70.9	48.8	49.3	69.7	54.8	61.0	55.6
Esurance brand	61.6	100.0	100.0	50.0	57.1	80.0	75.0	33.3	78.6	63.2
Encompass brand	52.2	62.2	70.2	68.6	49.2	59.1	92.8	58.3	63.5	64.9
Allstate Protection	45.8	53.9	74.7	70.7	48.8	50.1	71.4	55.0	61.3	56.3
Expense ratio										
Allstate brand	23.4	22.8	22.2	22.5	22.2	23.2	22.6	23.9	22.7	23.0
Esurance brand	76.9	200.0	250.0	137.5	128.6	200.0	175.0	-	161.9	136.8
Encompass brand	28.7	28.6	29.8	29.0	27.4	28.3	30.2	29.1	29.0	28.8
Allstate Protection	24.1	24.3	23.9	23.4	23.0	24.0	23.5	24.2	23.9	23.6
Combined ratio										
Allstate brand	68.7	75.9	97.0	93.4	71.0	72.5	92.3	78.7	83.7	78.6
Esurance brand	138.5	300.0	350.0	187.5	185.7	280.0	250.0	33.3	240.5 (1)	200.0 (1)
Encompass brand	80.9	90.8	100.0	97.6	76.6	87.4	123.0	87.4	92.5	93.7
Allstate Protection	69.9	78.2	98.6	94.1	71.8	74.1	94.9	79.2	85.2	79.9
Effect of catastrophe losses on combined ratio										
Allstate brand	10.8	15.4	38.3	34.2	15.0	12.4	32.1	13.9	24.6	18.3
Esurance brand	7.7	45.5	50.0	12.5	14.3	20.0	25.0	-	28.6	15.8
Encompass brand	7.8	17.6	24.0	30.7	9.7	11.8	41.3	14.2	20.3	19.3
Allstate Protection	10.6	15.7	37.4	33.9	14.6	12.4	32.7	13.9	24.4	18.4
Effect of prior year reserve reestimates on combined ratio										
Allstate brand	(1.7)	(0.3)	1.1	(0.5)	(0.5)	(0.9)	-	0.2	(0.3)	(0.3)
Esurance brand	-	-	-	-	-	-	-	-	-	-
Encompass brand	(2.6)	1.7	-	0.8	(4.9)	-	2.3	(1.6)	-	(1.0)
Allstate Protection	(1.8)	(0.2)	1.0	(0.4)	(0.8)	(0.8)	0.2	0.1	(0.3)	(0.4)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio										
Allstate brand	(0.5)	0.3	1.0	(0.3)	(0.5)	(0.1)	0.5	(0.1)	0.1	(0.1)
Esurance brand	-	-	-	-	-	-	-	-	-	-
Encompass brand	-	0.8	(0.8)	1.6	(0.8)	1.6	-	(1.6)	0.5	(0.2)
Allstate Protection	(0.5)	0.3	0.8	(0.2)	(0.5)	0.1	0.4	(0.1)	0.2	-

(1) Esurance brand homeowners combined ratio includes 88.1 points for the effect of advertising expenses in 2016 compared to 52.6 points in 2015.

27

THE ALLSTATE CORPORATION
OTHER PERSONAL LINES PROFITABILITY MEASURES [1]

($ in millions)	Three months ended								Twelve months ended	
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2016	Dec. 31, 2015
Net premiums written										
Allstate brand	$ 393	$ 447	$ 428	$ 353	$ 376	$ 429	$ 424	$ 357	$ 1,621	$ 1,586
Esurance brand	2	2	2	2	1	3	1	2	8	7
Encompass brand	22	25	27	21	25	28	29	24	95	106
	417	474	457	376	402	460	454	383	1,724	1,699
Net premiums earned										
Allstate brand	$ 403	$ 399	$ 397	$ 393	$ 395	$ 396	$ 395	$ 391	$ 1,592	$ 1,577
Esurance brand	2	2	2	2	2	2	1	2	8	7
Encompass brand	24	25	25	26	27	27	27	27	100	108
	429	426	424	421	424	425	423	420	1,700	1,692
Incurred losses										
Allstate brand	$ 234	$ 236	$ 256	$ 261	$ 216	$ 241	$ 259	$ 244	$ 987	$ 960
Esurance brand	1	2	1	1	1	1	1	1	5	4
Encompass brand	13	17	16	31	27	23	27	23	77	100
	248	255	273	293	244	265	287	268	1,069	1,064
Expenses										
Allstate brand	$ 117	$ 113	$ 106	$ 103	$ 101	$ 109	$ 105	$ 105	$ 439	$ 420
Esurance brand	1	-	1	1	1	-	-	2	3	3
Encompass brand	7	8	7	7	7	8	7	8	29	30
	125	121	114	111	109	117	112	115	471	453
Underwriting income (loss)										
Allstate brand	$ 52	$ 50	$ 35	$ 29	$ 78	$ 46	$ 31	$ 42	$ 166	$ 197
Esurance brand	-	-	-	-	-	1	-	(1)	-	-
Encompass brand	4	-	2	(12)	(7)	(4)	(7)	(4)	(6)	(22)
	56	50	37	17	71	43	24	37	160	175
Loss ratio										
Allstate brand	58.1	59.2	64.5	66.4	54.7	60.9	65.6	62.4	62.0	60.9
Esurance brand	50.0	100.0	50.0	50.0	50.0	50.0	100.0	50.0	62.5	57.1
Encompass brand	54.1	68.0	64.0	119.3	100.0	85.2	100.0	85.2	77.0	92.6
Allstate Protection	57.8	59.9	64.4	69.6	57.6	62.4	67.8	63.8	62.9	62.9
Expense ratio										
Allstate brand	29.0	28.3	26.7	26.2	25.6	27.5	26.6	26.9	27.6	26.6
Esurance brand	50.0	-	50.0	50.0	50.0	-	-	100.0	37.5	42.9
Encompass brand	29.2	32.0	28.0	26.9	25.9	29.6	25.9	29.6	29.0	27.8
Allstate Protection	29.1	28.4	26.9	26.4	25.7	27.5	26.5	27.4	27.7	26.8
Combined ratio										
Allstate brand	87.1	87.5	91.2	92.6	80.3	88.4	92.2	89.3	89.6	87.5
Esurance brand	100.0	100.0	100.0	100.0	100.0	50.0	100.0	150.0	100.0	100.0
Encompass brand	83.3	100.0	92.0	146.2	125.9	114.8	125.9	114.8	106.0	120.4
Allstate Protection	86.9	88.3	91.3	96.0	83.3	89.9	94.3	91.2	90.6	89.7
Effect of catastrophe losses on combined ratio										
Allstate brand	9.7	6.0	15.6	16.0	8.4	4.5	11.9	7.4	11.8	8.1
Esurance brand	-	-	-	-	-	-	-	-	-	-
Encompass brand	-	4.0	8.0	3.8	7.4	3.7	7.4	7.4	4.0	6.5
Allstate Protection	9.1	5.9	15.1	15.2	8.3	4.5	11.6	7.4	11.3	7.9
Effect of prior year reserve reestimates on combined ratio										
Allstate brand	0.5	(0.8)	(1.7)	(1.5)	(0.3)	1.8	1.1	(0.5)	(0.9)	0.5
Esurance brand	-	-	-	-	-	-	-	-	-	-
Encompass brand	(12.5)	4.0	(16.0)	42.3	3.7	14.8	7.4	11.1	5.0	9.3
Allstate Protection	(0.3)	(0.5)	(2.6)	1.2	-	2.6	1.4	0.2	(0.5)	1.1
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio										
Allstate brand	(0.2)	(0.3)	-	-	(0.3)	-	-	(0.3)	(0.2)	(0.1)
Esurance brand	-	-	-	-	-	-	-	-	-	-
Encompass brand	4.2	-	-	(3.9)	-	(3.7)	3.7	-	-	-
Allstate Protection	-	(0.3)	-	(0.3)	(0.2)	(0.2)	0.3	(0.3)	(0.1)	(0.1)

[1] Other personal lines include renter, condominium, landlord and other personal lines products.

28

29 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, ($ in millions) 2016 2016 2016 2016 2015 2015 2015 2015 2016 2015 Net premiums written $ 115 $ 123 $ 135 $ 126 $ 126 $ 124 $ 138 $ 128 $ 499 $ 516 Net premiums earned $ 123 $ 127 $ 127 $ 129 $ 129 $ 128 $ 128 $ 125 $ 506 $ 510 Incurred losses $ 109 $ 112 $ 135 $ 119 $ 100 $ 97 $ 105 $ 98 $ 475 $ 400 Expenses $ 34 $ 34 $ 35 $ 38 $ 36 $ 36 $ 40 $ 38 $ 141 $ 150 Underwriting loss $ (20) $ (19) $ (43) $ (28) $ (7) $ (5) $ (17) $ (11) $ (110) $ (40) Loss ratio 88.6 88.2 106.3 92.2 77.5 75.8 82.0 78.4 93.9 78.4 Expense ratio 27.7 26.8 27.6 29.5 27.9 28.1 31.3 30.4 27.8 29.4 Combined ratio 116.3 115.0 133.9 121.7 105.4 103.9 113.3 108.8 121.7 107.8 Effect of catastrophe losses on combined ratio 5.7 5.5 9.5 7.0 4.6 2.3 9.4 4.0 6.9 5.1 Effect of prior year reserve reestimates on combined ratio 4.9 10.3 18.1 15.5 - (9.3) 3.1 8.0 12.2 0.4 Effect of catastrophe losses included in prior year reserve reestimates on combined ratio 0.8 - 0.8 2.4 0.8 - 2.3 0.8 1.0 1.0 (1) Commercial lines are all Allstate brand products. THE ALLSTATE CORPORATION COMMERCIAL LINES PROFITABILITY MEASURES (1) Twelve months endedThree months ended

30 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, ($ in millions) 2016 2016 2016 2016 2015 2015 2015 2015 2016 2015 Net premiums written $ 158 $ 185 $ 183 $ 183 $ 168 $ 205 $ 199 $ 184 $ 709 $ 756 Net premiums earned $ 145 $ 150 $ 142 $ 143 $ 135 $ 148 $ 137 $ 141 $ 580 $ 561 Incurred losses $ 60 $ 69 $ 64 $ 61 $ 57 $ 71 $ 66 $ 69 $ 254 $ 263 Expenses $ 83 $ 74 $ 74 $ 68 $ 72 $ 61 $ 63 $ 69 $ 299 $ 265 Underwriting income $ 2 $ 7 $ 4 $ 14 $ 6 $ 16 $ 8 $ 3 $ 27 $ 33 Loss ratio 41.4 46.0 45.1 42.7 42.2 48.0 48.2 49.0 43.8 46.9 Expense ratio 57.2 49.3 52.1 47.5 53.4 41.2 46.0 48.9 51.5 47.2 Combined ratio 98.6 95.3 97.2 90.2 95.6 89.2 94.2 97.9 95.3 94.1 Effect of catastrophe losses on combined ratio 0.7 - - - - - - - 0.2 - Effect of prior year reserve reestimates on combined ratio 0.7 2.0 - - - 0.7 0.7 - 0.7 0.4 Effect of catastrophe losses included in prior year reserve reestimates on combined ratio - - - - - - - - - - Effect of amortization of purchased intangible assets 0.6 0.6 0.7 0.7 0.8 0.7 0.8 0.7 0.6 0.7 (1) Other business lines include Allstate Roadside Services and Allstate Dealer Services. THE ALLSTATE CORPORATION OTHER BUSINESS LINES PROFITABILITY MEASURES (1) Twelve months endedThree months ended

THE ALLSTATE CORPORATION
AUTO, HOMEOWNERS AND OTHER PERSONAL LINES UNDERLYING COMBINED RATIOS

	Three months ended								Twelve months ended	
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2016	Dec. 31, 2015
Auto										
Allstate brand combined ratio	95.3	99.0	101.2	99.0	98.6	98.8	101.4	96.8	98.6	98.9
Effect of catastrophe losses	(1.2)	(3.1)	(4.1)	(2.9)	(1.1)	(0.5)	(3.2)	(0.3)	(2.8)	(1.3)
Effect of prior year non-catastrophe reserve reestimates	2.0	-	0.7	(0.2)	0.1	(0.2)	(0.4)	(0.9)	0.6	(0.3)
Allstate brand underlying combined ratio *	96.1	95.9	97.8	95.9	97.6	98.1	97.8	95.6	96.4	97.3
Esurance brand combined ratio	103.9	104.7	103.0	104.6	105.6	104.6	108.8	118.3	104.0	109.3
Effect of catastrophe losses	(1.0)	(2.2)	(2.2)	(0.5)	(0.5)	(0.5)	(1.8)	-	(1.5)	(0.7)
Effect of prior year non-catastrophe reserve reestimates	2.2	1.0	1.0	1.0	1.3	1.5	0.8	1.0	1.3	1.1
Effect of amortization of purchased intangible assets	(0.9)	(1.5)	(1.8)	(1.5)	(2.3)	(2.0)	(2.3)	(2.3)	(1.4)	(2.2)
Esurance brand underlying combined ratio *	104.2	102.0	100.0	103.6	104.1	103.6	105.5	117.0	102.4	107.5
Encompass brand combined ratio	98.0	103.9	110.8	105.7	104.9	109.7	108.5	98.8	104.7	105.5
Effect of catastrophe losses	-	(3.3)	(1.9)	(1.3)	(0.6)	(0.6)	(3.0)	-	(1.6)	(1.1)
Effect of prior year non-catastrophe reserve reestimates	2.7	1.3	(3.8)	(1.3)	0.6	(7.9)	1.2	4.2	(0.4)	(0.4)
Encompass brand underlying combined ratio *	100.7	101.9	105.1	103.1	104.9	101.2	106.7	103.0	102.7	104.0
Homeowners										
Allstate brand combined ratio	68.7	75.9	97.0	93.4	71.0	72.5	92.3	78.7	83.7	78.6
Effect of catastrophe losses	(10.8)	(15.4)	(38.3)	(34.2)	(15.0)	(12.4)	(32.1)	(13.9)	(24.6)	(18.3)
Effect of prior year non-catastrophe reserve reestimates	1.2	0.6	(0.1)	0.2	-	0.8	0.5	(0.3)	0.4	0.2
Allstate brand underlying combined ratio *	59.1	61.1	58.6	59.4	56.0	60.9	60.7	64.5	59.5	60.5
Encompass brand combined ratio	80.9	90.8	100.0	97.6	76.6	87.4	123.0	87.4	92.5	93.7
Effect of catastrophe losses	(7.8)	(17.6)	(24.0)	(30.7)	(9.7)	(11.8)	(41.3)	(14.2)	(20.3)	(19.3)
Effect of prior year non-catastrophe reserve reestimates	2.6	(0.9)	(0.8)	0.8	4.1	1.6	(2.3)	-	0.5	0.8
Encompass brand underlying combined ratio *	75.7	72.3	75.2	67.7	71.0	77.2	79.4	73.2	72.7	75.2
Other Personal Lines										
Allstate brand combined ratio	87.1	87.5	91.2	92.6	80.3	88.4	92.2	89.3	89.6	87.5
Effect of catastrophe losses	(9.7)	(6.0)	(15.6)	(16.0)	(8.4)	(4.5)	(11.9)	(7.4)	(11.8)	(8.1)
Effect of prior year non-catastrophe reserve reestimates	(0.7)	0.5	1.7	1.5	-	(1.8)	(1.1)	0.2	0.7	(0.6)
Allstate brand underlying combined ratio *	76.7	82.0	77.3	78.1	71.9	82.1	79.2	82.1	78.5	78.8
Encompass brand combined ratio	83.3	100.0	92.0	146.2	125.9	114.8	125.9	114.8	106.0	120.4
Effect of catastrophe losses	-	(4.0)	(8.0)	(3.8)	(7.4)	(3.7)	(7.4)	(7.4)	(4.0)	(6.5)
Effect of prior year non-catastrophe reserve reestimates	16.7	(4.0)	16.0	(46.2)	(3.7)	(18.5)	(3.7)	(11.1)	(5.0)	(9.3)
Encompass brand underlying combined ratio *	100.0	92.0	100.0	96.2	114.8	92.6	114.8	96.3	97.0	104.6

31

32 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2016 2016 2016 2015 2015 2015 2015 Auto Annualized average premium (1) $ 978 $ 966 $ 946 $ 927 $ 913 $ 903 $ 893 $ 885 Underlying combined ratio * 96.1 95.9 97.8 95.9 97.6 98.1 97.8 95.6 Average underlying loss (incurred pure premium) and expense * $ 940 $ 926 $ 925 $ 889 $ 891 $ 886 $ 874 $ 846 Homeowners Annualized average premium (1) $ 1,109 $ 1,102 $ 1,098 $ 1,091 $ 1,085 $ 1,079 $ 1,071 $ 1,067 Underlying combined ratio * 59.1 61.1 58.6 59.4 56.0 60.9 60.7 64.5 Average underlying loss (incurred pure premium) and expense * $ 655 $ 673 $ 643 $ 648 $ 607 $ 657 $ 650 $ 688 (1) THE ALLSTATE CORPORATION Calculated by annualizing net earned premium reported in the quarter divided by policies in force at quarter end. ALLSTATE BRAND AUTO AND HOMEOWNERS UNDERLYING LOSS AND EXPENSE Three months ended

THE ALLSTATE CORPORATION
HOMEOWNERS SUPPLEMENTAL INFORMATION
($ in millions)

	Twelve months ended December 31, 2016						Premium rate changes [3]	
Primary Exposure Groupings [1]	Earned premiums	Incurred losses	Loss ratios	Catastrophe losses	Effect of catastrophes on loss ratio	Number of catastrophes	Number of locations	Annual impact of rate changes on state specific premiums written
Florida	$ 103	$ 79	76.7%	$ 19	18.4%			
Other hurricane exposure locations	3,899	2,466	63.2%	1,165	29.9%			
Total hurricane exposure locations [2]	4,002	2,545	63.6%	1,184	29.6%		17	6.2%
Other catastrophe exposure locations [4]	3,255	1,900	58.4%	585	18.0%		29	-1.3% [5]
Total	$ 7,257	$ 4,445	61.3%	$ 1,769	24.4%	86	46	2.8%

[1] **Basis of Presentation**
This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines). Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other). Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes. A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million and involves multiple first party policyholders, or a winter weather event that produces a number of claims in excess of a preset, per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

[2] Hurricane exposure states include the following coastal locations: Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

[3] Represents the impact in the locations where rate changes were approved during the year as a percentage of total prior year-end premiums written in those locations.

[4] Includes Canada.

[5] Includes the impact of a rate decrease in California for Allstate brand in first quarter 2016. Excluding California, the total state specific rate changes for homeowners was 5.4% for the twelve months ended December 31, 2016.

33

34 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2016 2016 2016 2016 2015 2015 2015 2015 2016 2015 Allstate brand Auto $ 59 $ 150 $ 195 $ 137 $ 50 $ 22 $ 143 $ 13 $ 541 $ 228 Homeowners 183 259 644 574 251 207 528 227 1,660 1,213 Other personal lines 39 24 62 63 33 18 47 29 188 127 Commercial lines 7 7 12 9 6 3 12 5 35 26 Other business lines 1 - - - - - - - 1 - Total 289 440 913 783 340 250 730 274 2,425 1,594 Esurance brand Auto 4 9 9 2 2 2 7 - 24 11 Homeowners 1 5 5 1 1 1 1 - 12 3 Other personal lines - - - - - - - - - - Total 5 14 14 3 3 3 8 - 36 14 Encompass brand Auto - 5 3 2 1 1 5 - 10 7 Homeowners 9 21 29 38 12 15 52 18 97 97 Other personal lines - 1 2 1 2 1 2 2 4 7 Total 9 27 34 41 15 17 59 20 111 111 Allstate Protection $ 303 $ 481 $ 961 $ 827 $ 358 $ 270 $ 797 $ 294 $ 2,572 $ 1,719 Allstate Protection Auto $ 63 $ 164 $ 207 $ 141 $ 53 $ 25 $ 155 $ 13 $ 575 $ 246 Homeowners 193 285 678 613 264 223 581 245 1,769 1,313 Other personal lines 39 25 64 64 35 19 49 31 192 134 Commercial lines 7 7 12 9 6 3 12 5 35 26 Other business lines 1 - - - - - - - 1 - $ 303 $ 481 $ 961 $ 827 $ 358 $ 270 $ 797 $ 294 $ 2,572 $ 1,719 THE ALLSTATE CORPORATION CATASTROPHE LOSSES BY BRAND ($ in millions) Twelve months endedThree months ended

35 Premiums Total Total Effect on the earned catastrophe catastrophe Property-Liability Quarter 1 Quarter 2 Quarter 3 Quarter 4 Year year-to-date losses by year losses by year combined ratio 2007 2.4 6.3 5.0 7.0 5.2 $ 27,233 $ 1,409 $ 1,336 4.9 2008 8.4 10.3 26.8 3.9 12.4 26,967 3,342 1,876 7.0 2009 7.8 12.5 6.2 5.0 7.9 26,194 2,069 2,159 8.2 2010 10.0 9.8 5.9 8.3 8.5 25,957 2,207 2,272 8.8 2011 5.2 36.2 16.7 1.0 14.7 25,942 3,815 3,298 12.7 2012 3.9 12.3 3.1 15.7 8.8 26,737 2,345 1,324 5.0 2013 5.3 9.4 1.8 1.7 4.5 27,618 1,251 1,352 4.9 2014 6.3 13.0 7.1 1.3 6.9 28,929 1,993 2,000 6.9 2015 4.0 10.6 3.5 4.7 5.7 30,309 1,719 1,749 5.8 2016 10.7 12.3 6.1 3.8 8.2 31,307 2,572 2,419 7.7 Average 6.4 13.1 8.1 5.2 8.2 7.1 Effect of all catastrophe losses on the Property-Liability combined ratio catastrophe losses relating to Excludes the effect of THE ALLSTATE CORPORATION PROPERTY-LIABILITY EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO ($ in millions) earthquakes and hurricanes

36 Average Number Claims and Combined catastrophe Size of catastrophe of events claims expense ratio impact loss per event Greater than $250 million - - % $ - - % - $ - $101 million to $250 million 1 8.3 140 46.2 1.8 140 $50 million to $100 million 1 8.3 72 23.8 0.9 72 Less than $50 million 10 83.4 82 27.0 1.0 8 Total 12 100.0% 294 97.0 3.7 25 Prior year reserve reestimates (7) (2.3) (0.1) Prior quarter reserve reestimates 16 5.3 0.2 Total catastrophe losses $ 303 100.0% 3.8 Average Number Claims and Combined catastrophe Size of catastrophe of events claims expense ratio impact loss per event Greater than $250 million 2 2.3% $ 629 24.5% 2.0 $ 315 $101 million to $250 million 2 2.3 330 12.8 1.1 165 $50 million to $100 million 8 9.3 591 23.0 1.9 74 Less than $50 million 74 86.1 1,016 39.5 3.2 14 Total 86 100.0% 2,566 99.8 8.2 30 Prior year reserve reestimates 6 0.2 - Total catastrophe losses $ 2,572 100.0% 8.2 Twelve months ended December 31, 2016 THE ALLSTATE CORPORATION CATASTROPHE BY SIZE OF EVENT ($ in millions) Three months ended December 31, 2016

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY
PRIOR YEAR RESERVE REESTIMATES
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2016	Dec. 31, 2015
Prior Year Reserve Reestimates [1]										
Auto	$ (114)	$ (10)	$ (36)	$ 5	$ (19)	$ 14	$ 11	$ 24	$ (155)	$ 30
Homeowners	(32)	(4)	19	(7)	(14)	(15)	4	1	(24)	(24)
Other personal lines	(1)	(2)	(11)	5	-	11	6	1	(9)	18
Commercial lines	6	13	23	20	-	(12)	4	10	62	2
Other business lines	1	3	-	-	-	1	1	-	4	2
Allstate Protection	(140)	-	(5)	23	(33)	(1)	26	36	(122)	28
Discontinued Lines and Coverages	3	99	2	1	2	48	2	1	105	53
Property-Liability	$ (137)	$ 99	$ (3)	$ 24	$ (31)	$ 47	$ 28	$ 37	$ (17)	$ 81
Allstate brand [2]	$ (120)	$ 3	$ (2)	$ 13	$ (22)	$ (13)	$ 26	$ 47	$ (106)	$ 38
Esurance brand [2]	(9)	(4)	(4)	(4)	(5)	(5)	(3)	(4)	(21)	(17)
Encompass brand [2]	(11)	1	1	14	(6)	17	3	(7)	5	7
Allstate Protection [2]	$ (140)	$ -	$ (5)	$ 23	$ (33)	$ (1)	$ 26	$ 36	$ (122)	$ 28
Effect of Prior Year Reserve Reestimates on Combined Ratio [1][3]										
Auto	(1.4)	(0.1)	(0.5)	-	(0.2)	0.2	0.2	0.3	(0.5)	0.1
Homeowners	(0.4)	(0.1)	0.3	(0.1)	(0.2)	(0.2)	-	-	(0.1)	(0.1)
Other personal lines	-	-	(0.1)	-	-	0.1	0.1	-	-	0.1
Commercial lines	0.1	0.2	0.3	0.3	-	(0.1)	-	0.2	0.2	-
Other business lines	-	-	-	-	-	-	-	-	-	-
Allstate Protection	(1.7)	-	-	0.2	(0.4)	-	0.3	0.5	(0.4)	0.1
Discontinued Lines and Coverages	-	1.3	-	0.1	-	0.6	-	-	0.3	0.2
Property-Liability	(1.7)	1.3	-	0.3	(0.4)	0.6	0.3	0.5	(0.1)	0.3
Allstate brand [2]	(1.5)	-	-	0.1	(0.3)	(0.2)	0.3	0.6	(0.3)	0.1
Esurance brand [2]	(0.1)	-	-	(0.1)	-	-	-	-	(0.1)	-
Encompass brand [2]	(0.1)	-	-	0.2	(0.1)	0.2	-	(0.1)	-	-
Allstate Protection [2]	(1.7)	-	-	0.2	(0.4)	-	0.3	0.5	(0.4)	0.1

(1) Favorable reserve reestimates are shown in parentheses.

(2) (Favorable) unfavorable reserve reestimates included in catastrophe losses for Allstate brand, Esurance brand, Encompass brand and Allstate Protection totaled $(7) million, $0 million, $0 million and, $(7) million and $(15) million, $0 million, $(1) million and $(16) million, respectively, in the three months ended December 31, 2016 and 2015, respectively. Unfavorable (favorable) reserve reestimates included in catastrophe losses for Allstate brand, Esurance brand, Encompass brand and Allstate Protection totaled $6 million, $0 million, $0 million, $6 million and $(14) million, $1 million, $(2) million and $(15) million, respectively, in the twelve months ended December 31, 2016 and 2015, respectively.

(3) Calculated using Property-Liability premiums earned for the respective period.

37

38 2016 2015 2014 2013 2012 Allstate brand $ (106) $ 38 $ (171) $ (220) $ (671) Esurance brand (21) (17) (16) - - Encompass brand 5 7 (9) (43) (45) Allstate Protection (122) 28 (196) (263) (716) Discontinued Lines and Coverages 105 53 112 142 51 Property-Liability $ (17) $ 81 $ (84) $ (121) $ (665) Effect of Property-Liability prior year reserve reestimates on the combined ratio (0.1) 0.3 (0.3) (0.4) (2.5) (1) Favorable reserve reestimates are shown in parentheses. Twelve months ended December 31, THE ALLSTATE CORPORATION PROPERTY-LIABILITY HISTORICAL PRIOR YEAR RESERVE REESTIMATES (1) ($ in millions)

THE ALLSTATE CORPORATION
HISTORICAL PROPERTY-LIABILITY LOSS RESERVES
($ in millions)

	Twelve months ended December 31,				
(net of reinsurance)	2016	2015	2014	2013	2012
Net reserve for claims and claims expense, beginning of year	$ 17,977	$ 17,229	$ 17,193	$ 17,278	$ 17,787
Acquisitions	-	-	-	-	(13)
Claims and claims expense					
Provision attributable to the current year	22,238	20,953	19,512	18,032	19,149
Change in provision attributable to prior years [1]	(17)	81	(84)	(121)	(665)
Total claims and claims expense	22,221	21,034	19,428	17,911	18,484
Payments					
Claims and claims expense attributable to current year	(14,222)	(13,660)	(12,924)	(11,658)	(12,545)
Claims and claims expense attributable to prior years	(6,910)	(6,626)	(6,468)	(6,338)	(6,435)
Total payments	(21,132)	(20,286)	(19,392)	(17,996)	(18,980)
Net reserve for claims and claims expense, end of year [2]	$ 19,066	$ 17,977	$ 17,229	$ 17,193	$ 17,278
Percent change in loss reserves	6.1 %	4.3 %	0.2 %	(0.5) %	(2.9) %
[1] Reserve reestimates due to:					
Asbestos and environmental claims	$ 90	$ 40	$ 102	$ 104	$ 48
All other property-liability claims	(107)	41	(186)	(225)	(713)
Change in pre-tax reserve	$ (17)	$ 81	$ (84)	$ (121)	$ (665)

[2] Net reserves for claims and claims expense are net of expected reinsurance recoveries of $6.18 billion, $5.89 billion, $5.69 billion, $4.66 billion and $4.01 billion at December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

39

THE ALLSTATE CORPORATION
ASBESTOS AND ENVIRONMENTAL RESERVES
($ in millions)

(net of reinsurance)	Three months ended				Twelve months ended December 31,				
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	2016	2015	2014	2013	2012
Asbestos claims [1]									
Beginning reserves	$ 936	$ 890	$ 907	$ 960	$ 960	$ 1,014	$ 1,017	$ 1,026	$ 1,078
Incurred claims and claims expense	-	67	-	-	67	39	87	74	26
Claims and claims expense paid	(24)	(21)	(17)	(53)	(115)	(93)	(90)	(83)	(78)
Ending reserves	$ 912	$ 936	$ 890	$ 907	$ 912	$ 960	$ 1,014	$ 1,017	$ 1,026
Claims and claims expense paid as a percent of ending reserves	2.6%	2.2%	1.9%	5.8%	12.6%	9.7%	8.9%	8.2%	7.6%
Environmental claims [1]									
Beginning reserves	$ 190	$ 173	$ 177	$ 179	$ 179	$ 203	$ 208	$ 193	$ 185
Incurred claims and claims expense	-	23	-	-	23	1	15	30	22
Claims and claims expense paid	(11)	(6)	(4)	(2)	(23)	(25)	(20)	(15)	(14)
Ending reserves	$ 179	$ 190	$ 173	$ 177	$ 179	$ 179	$ 203	$ 208	$ 193
Claims and claims expense paid as a percent of ending reserves	6.1%	3.2%	2.3%	1.1%	12.8%	14.0%	9.9%	7.2%	7.3%

[1] The 3-year survival ratio for the combined environmental and asbestos claims was 8.9, 10.4, 12.2, 14.4 and 14.3 for 2016 and year-end 2015, 2014, 2013, and 2012, respectively, and is calculated by taking the ending reserves divided by net payments made during the year.

40

THE ALLSTATE CORPORATION

ALLSTATE PERSONAL LINES - AUTO, HOMEOWNERS, OTHER PERSONAL LINES AND COMMERCIAL LINES PROFITABILITY MEASURES [1]

($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2016	Dec. 31, 2015
Net premiums written										
Auto	$ 4,756	$ 4,940	$ 4,767	$ 4,746	$ 4,576	$ 4,746	$ 4,588	$ 4,535	$ 19,209	$ 18,445
Homeowners	1,638	1,869	1,831	1,392	1,634	1,879	1,819	1,379	6,730	6,711
Landlord	133	141	133	122	137	143	138	128	529	546
Renter	68	84	75	67	65	84	73	67	294	289
Condominium	63	70	67	53	58	64	63	51	253	236
Other	129	152	153	111	116	138	150	111	545	515
Other personal lines	393	447	428	353	376	429	424	357	1,621	1,586
Commercial lines	115	123	135	126	126	124	138	128	499	516
Total	6,902	7,379	7,161	6,617	6,712	7,178	6,969	6,399	28,059	27,258
Net premiums earned										
Auto	$ 4,826	$ 4,793	$ 4,745	$ 4,667	$ 4,638	$ 4,597	$ 4,524	$ 4,432	$ 19,031	$ 18,191
Homeowners	1,691	1,683	1,684	1,678	1,674	1,663	1,645	1,631	6,736	6,613
Other personal lines	403	399	397	393	395	396	395	391	1,592	1,577
Commercial lines	123	127	127	129	129	128	128	125	506	510
Total	7,043	7,002	6,953	6,867	6,836	6,784	6,692	6,579	27,865	26,891
Incurred losses										
Auto	$ 3,416	$ 3,610	$ 3,634	$ 3,519	$ 3,495	$ 3,455	$ 3,431	$ 3,175	$ 14,179	$ 13,556
Homeowners	765	893	1,260	1,190	816	820	1,147	894	4,108	3,677
Other personal lines	234	236	256	261	216	241	259	244	987	960
Commercial lines	109	112	135	119	100	97	105	98	475	400
Total	4,524	4,851	5,285	5,089	4,627	4,613	4,942	4,411	19,749	18,593
Expenses										
Auto	$ 1,181	$ 1,134	$ 1,168	$ 1,103	$ 1,077	$ 1,086	$ 1,155	$ 1,113	$ 4,586	$ 4,431
Homeowners	396	384	373	377	372	385	372	389	1,530	1,518
Other personal lines	117	113	106	103	101	109	105	105	439	420
Commercial lines	34	34	35	38	36	36	40	38	141	150
Total	1,728	1,665	1,682	1,621	1,586	1,616	1,672	1,645	6,696	6,519
Underwriting income (loss)										
Auto	$ 229	$ 49	$ (57)	$ 45	$ 66	$ 56	$ (62)	$ 144	$ 266	$ 204
Homeowners	530	406	51	111	486	458	126	348	1,098	1,418
Other personal lines	52	50	35	29	78	46	31	42	166	197
Commercial lines	(20)	(19)	(43)	(28)	(7)	(5)	(17)	(11)	(110)	(40)
Total	791	486	(14)	157	623	555	78	523	1,420	1,779
Loss ratio	64.2	69.3	76.0	74.1	67.7	68.0	73.8	67.1	70.9	69.2
Expense ratio	24.6	23.8	24.2	23.6	23.2	23.8	25.0	25.0	24.0	24.2
Combined ratio	88.8	93.1	100.2	97.7	90.9	91.8	98.8	92.1	94.9	93.4
Effect of catastrophe losses on combined ratio	4.1	6.3	13.1	11.4	5.0	3.7	10.9	4.2	8.7	5.9
Effect of prior year reserve reestimates on combined ratio	(1.7)	-	-	0.2	(0.3)	(0.2)	0.3	0.7	(0.4)	0.1
Reconciliation of combined ratio to underlying combined ratio										
Combined ratio	88.8	93.1	100.2	97.7	90.9	91.8	98.8	92.1	94.9	93.4
Effect of catastrophe losses	(4.1)	(6.3)	(13.1)	(11.4)	(5.0)	(3.7)	(10.9)	(4.2)	(8.7)	(5.9)
Effect of prior year non-catastrophe reserve reestimates	1.6	-	0.2	(0.2)	0.1	0.2	(0.2)	(0.8)	0.4	(0.2)
Underlying combined ratio *	86.3	86.8	87.3	86.1	86.0	88.3	87.7	87.1	86.6	87.3
Policies in Force (in thousands)										
Auto	19,742	19,852	20,061	20,145	20,326	20,367	20,258	20,036	19,742	20,326
Homeowners	6,099	6,109	6,135	6,152	6,174	6,163	6,141	6,114	6,099	6,174
Other personal lines	4,214	4,202	4,203	4,208	4,219	4,208	4,170	4,135	4,214	4,219
Commercial lines	285	296	308	318	324	328	330	326	285	324
Excess and surplus	21	22	23	24	25	26	26	27	21	25
Total	30,361	30,481	30,730	30,847	31,068	31,092	30,925	30,638	30,361	31,068

[1] Allstate Personal Lines comprise Allstate brand auto, homeowners, other personal lines and commercial lines. Allstate Protection segment comprises Allstate Personal Lines and Emerging Businesses.

41

THE ALLSTATE CORPORATION

EMERGING BUSINESSES - ESURANCE, ENCOMPASS, OTHER BUSINESS LINES AND ANSWER FINANCIAL PROFITABILITY MEASURES [(1)]

($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2016	Dec. 31, 2015
Net premiums written										
Esurance	$ 399	$ 446	$ 392	$ 452	$ 378	$ 423	$ 371	$ 441	$ 1,689	$ 1,613
Encompass	263	299	315	263	293	331	338	282	1,140	1,244
Allstate Roadside Services	67	79	77	77	70	87	88	91	300	336
Allstate Dealer Services	91	106	106	106	98	118	111	93	409	420
Other business lines	158	185	183	183	168	205	199	184	709	756
Total	820	930	890	898	839	959	908	907	3,538	3,613
Net premiums earned										
Esurance	$ 423	$ 418	$ 415	$ 404	$ 400	$ 399	$ 402	$ 387	$ 1,660	$ 1,588
Encompass	290	299	304	309	313	319	318	319	1,202	1,269
Other business lines	145	150	142	143	135	148	137	141	580	561
Total	858	867	861	856	848	866	857	847	3,442	3,418
Incurred losses										
Esurance	$ 319	$ 326	$ 319	$ 294	$ 299	$ 290	$ 304	$ 299	$ 1,258	$ 1,192
Encompass	177	208	231	239	214	233	273	213	855	933
Other business lines	60	69	64	61	57	71	66	69	254	263
Total	556	603	614	594	570	594	643	581	2,367	2,388
Expenses										
Esurance	$ 125	$ 133	$ 133	$ 135	$ 129	$ 135	$ 139	$ 157	$ 526	$ 560
Encompass	84	86	88	88	85	90	95	92	346	362
Other business lines	83	74	74	68	72	61	63	69	299	265
Answer Financial	2	2	2	1	2	1	3	2	7	8
Total	294	295	297	292	288	287	300	320	1,178	1,195
Underwriting income (loss)										
Esurance	$ (21)	$ (41)	$ (37)	$ (25)	$ (28)	$ (26)	$ (41)	$ (69)	$ (124)	$ (164)
Encompass	29	5	(15)	(18)	14	(4)	(50)	14	1	(26)
Other business lines	2	7	4	14	6	16	8	3	27	33
Answer Financial	(2)	(2)	(2)	(1)	(2)	(1)	(3)	(2)	(7)	(8)
Total	8	(31)	(50)	(30)	(10)	(15)	(86)	(54)	(103)	(165)
Loss ratio	64.8	69.6	71.3	69.4	67.2	68.6	75.0	68.6	68.8	69.9
Expense ratio	34.3	34.0	34.5	34.1	34.0	33.1	35.0	37.8	34.2	34.9
Combined ratio	99.1	103.6	105.8	103.5	101.2	101.7	110.0	106.4	103.0	104.8
Effect of catastrophe losses on combined ratio	1.7	4.7	5.6	5.1	2.1	2.3	7.8	2.4	4.3	3.7
Effect of prior year reserve reestimates on combined ratio	(2.2)	-	(0.3)	1.2	(1.3)	1.5	0.1	(1.3)	(0.3)	(0.2)
Effect of amortization of purchased intangible assets	0.6	1.1	1.0	1.0	1.6	1.4	1.5	1.4	0.9	1.4
Reconciliation of combined ratio to underlying combined ratio										
Combined ratio	99.1	103.6	105.8	103.5	101.2	101.7	110.0	106.4	103.0	104.8
Effect of catastrophe losses	(1.7)	(4.7)	(5.6)	(5.1)	(2.1)	(2.3)	(7.8)	(2.4)	(4.3)	(3.7)
Effect of prior year non-catastrophe reserve reestimates	2.2	0.1	0.1	(1.1)	1.2	(1.2)	-	0.9	0.3	0.2
Effect of amortization of purchased intangible assets	(0.6)	(1.1)	(1.0)	(1.0)	(1.6)	(1.4)	(1.5)	(1.4)	(0.9)	(1.4)
Underlying combined ratio *	99.0	97.9	99.3	96.3	98.7	96.8	100.7	103.5	98.1	99.9
Policies in Force (in thousands)										
Esurance	1,496	1,494	1,500	1,511	1,491	1,503	1,522	1,527	1,496	1,491
Encompass	1,015	1,055	1,099	1,138	1,172	1,207	1,240	1,259	1,015	1,172
Other business lines	768	797	824	856	894	920	937	941	768	894
Total	3,279	3,346	3,423	3,505	3,557	3,630	3,699	3,727	3,279	3,557

(1) Emerging businesses include Esurance, Encompass, Allstate Roadside Services, Allstate Dealer Services, Ivantage and Answer Financial.

42

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL SEGMENT RESULTS
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2016	Dec. 31, 2015
Premiums	$ 364	$ 361	$ 353	$ 354	$ 339	$ 329	$ 326	$ 328	$ 1,432	$ 1,322
Contract charges	210	210	211	212	208	209	210	209	843	836
Net investment income	453	427	435	419	420	491	489	484	1,734	1,884
Contract benefits	(464)	(484)	(454)	(455)	(456)	(460)	(446)	(441)	(1,857)	(1,803)
Interest credited to contractholder funds	(177)	(183)	(179)	(184)	(186)	(191)	(191)	(192)	(723)	(760)
Amortization of deferred policy acquisition costs	(70)	(68)	(68)	(71)	(65)	(61)	(62)	(69)	(277)	(257)
Operating costs and expenses	(127)	(126)	(121)	(123)	(119)	(112)	(118)	(123)	(497)	(472)
Restructuring and related charges	-	-	(1)	-	3	(1)	(2)	-	(1)	-
Income tax expense on operations	(59)	(43)	(56)	(48)	(46)	(66)	(67)	(62)	(206)	(241)
Operating income	130	94	120	104	98	138	139	134	448	509
Realized capital gains and losses, after-tax	(8)	(14)	-	(32)	(62)	125	38	72	(54)	173
Valuation changes on embedded derivatives that are not hedged, after-tax	6	-	(4)	(4)	2	(2)	4	(5)	(2)	(1)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(1)	(1)	(1)	(1)	-	(1)	(2)	-	(4)	(3)
Gain (loss) on disposition of operations, after-tax	-	1	1	1	1	2	-	(1)	3	2
Change in accounting for investments in qualified affordable housing projects, after-tax	-	-	-	-	-	-	-	(17)	-	(17)
Net income applicable to common shareholders	$ 127	$ 80	$ 116	$ 68	$ 39	$ 262	$ 179	$ 183	$ 391	$ 663

43

THE ALLSTATE CORPORATION
HISTORICAL ALLSTATE FINANCIAL RESULTS
($ in millions)

	As of or for the Year Ended December 31,				
	2016	2015	2014	2013	2012
Premiums	$ 1,432	$ 1,322	$ 1,259	$ 1,248	$ 1,168
Contract charges	843	836	898	1,104	1,073
Net investment income	1,734	1,884	2,131	2,538	2,647
Periodic settlements and accruals on non-hedge derivative instruments	-	-	(1)	17	55
Contract benefits	(1,857)	(1,803)	(1,765)	(1,917)	(1,818)
Interest credited to contractholder funds	(723)	(760)	(898)	(1,254)	(1,434)
Amortization of deferred policy acquisition costs	(277)	(257)	(255)	(330)	(350)
Operating costs and expenses	(497)	(472)	(466)	(565)	(576)
Restructuring and related charges	(1)	-	(2)	(7)	-
Income tax expense on operations	(206)	(241)	(294)	(246)	(236)
Operating income	448	509	607	588	529
Realized capital gains and losses, after-tax	(54)	173	94	46	(8)
Valuation changes on embedded derivatives that are not hedged, after-tax	(2)	(1)	(15)	(16)	82
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(4)	(3)	(3)	(5)	(42)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	7	4
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	1	(11)	(36)
Gain (loss) on disposition of operations, after-tax	3	2	(53)	(514)	12
Change in accounting for investments in qualified affordable housing projects, after-tax	-	(17)	-	-	-
Net income applicable to common shareholders	$ 391	$ 663	$ 631	$ 95	$ 541
Life insurance in force, net of reinsurance	$ 352,362 [1]	$ 349,697	$ 328,027 [2]	$ 346,202	$ 326,169

(1) Estimated using the most available information.

(2) The decline in 2014 is related to the sale of LBL.

44

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL
RETURN ON ATTRIBUTED EQUITY
($ in millions)

	Twelve months ended							
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015
Return on Attributed Equity								
Numerator:								
Net income applicable to common shareholders [1]	$ 391	$ 303	$ 485	$ 548	$ 663	$ 832	$ 686	$ 652
Denominator:								
Beginning attributed equity [2]	$ 7,350	$ 7,475	$ 7,621	$ 7,920	$ 7,672	$ 7,356	$ 7,262	$ 7,812
Ending attributed equity	7,904	8,205	8,055	7,680	7,350	7,475	7,621	7,920
Average attributed equity [3]	$ 7,627	$ 7,840	$ 7,838	$ 7,800	$ 7,511	$ 7,416	$ 7,442	$ 7,866
Return on attributed equity	5.1 %	3.9 %	6.2 %	7.0 %	8.8 %	11.2 %	9.2 %	8.3 %
Operating Income Return on Attributed Equity								
Numerator:								
Operating income [1]	$ 448	$ 416	$ 460	$ 479	$ 509	$ 539	$ 526	$ 552
Denominator:								
Beginning attributed equity [2]	$ 7,350	$ 7,475	$ 7,621	$ 7,920	$ 7,672	$ 7,356	$ 7,262	$ 7,812
Unrealized net capital gains and losses	556	722	1,030	1,499	1,420	1,305	1,285	1,280
Adjusted beginning attributed equity	6,794	6,753	6,591	6,421	6,252	6,051	5,977	6,532
Ending attributed equity	7,904	8,205	8,055	7,680	7,350	7,475	7,621	7,920
Unrealized net capital gains and losses	721	1,150	1,077	824	556	722	1,030	1,499
Adjusted ending attributed equity	7,183	7,055	6,978	6,856	6,794	6,753	6,591	6,421
Average adjusted attributed equity [3]	$ 6,989	$ 6,904	$ 6,785	$ 6,639	$ 6,523	$ 6,402	$ 6,284	$ 6,477
Operating income return on attributed equity	6.4 %	6.0 %	6.8 %	7.2 %	7.8 %	8.4 %	8.4 %	8.5 %

(1) Net income applicable to common shareholders and operating income reflect a trailing twelve-month period.
(2) Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation.
(3) Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

45

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2016	Dec. 31, 2015
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT										
Underwritten Products										
Traditional life insurance premiums	$ 151	$ 145	$ 139	$ 138	$ 144	$ 135	$ 131	$ 132	$ 573	$ 542
Accident and health insurance premiums	213	216	214	216	195	194	195	196	859	780
Interest-sensitive life insurance contract charges	206	206	208	209	204	205	207	206	829	822
	570	567	561	563	543	534	533	534	2,261	2,144
Annuities										
Immediate annuities with life contingencies premiums	-	-	-	-	-	-	-	-	-	-
Other fixed annuity contract charges	4	4	3	3	4	4	3	3	14	14
	4	4	3	3	4	4	3	3	14	14
Total	$ 574	$ 571	$ 564	$ 566	$ 547	$ 538	$ 536	$ 537	$ 2,275	$ 2,158
PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL										
Allstate agencies	$ 312	$ 308	$ 306	$ 305	$ 304	$ 300	$ 297	$ 297	$ 1,231	$ 1,198
Workplace enrolling agents	236	238	232	233	215	212	209	210	939	846
Other [(1)]	26	25	26	28	28	26	30	30	105	114
Total	$ 574	$ 571	$ 564	$ 566	$ 547	$ 538	$ 536	$ 537	$ 2,275	$ 2,158
PROPRIETARY LIFE INSURANCE POLICIES SOLD BY ALLSTATE AGENCIES [(2)(3)]	38,614	27,481	29,839	25,458	39,701	16,402	34,494	30,091	121,392	120,688
ALLSTATE BENEFITS NEW BUSINESS WRITTEN PREMIUMS [(4)]	$ 177	$ 69	$ 70	$ 82	$ 179	$ 69	$ 64	$ 65	$ 398	$ 377

(1) Primarily represents independent master brokerage agencies.

(2) Policies sold reduced by lapses within twelve months of sale.

(3) Beginning on August 1, 2015, sales are measured at policy issuance rather than application submission. This change led to a lag in the recognition of policies sold which impacted the third quarter 2015 results.

(4) New business written premiums reflect annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients' annual employee benefits enrollment.

46

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL CHANGE IN CONTRACTHOLDER FUNDS
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2016	Dec. 31, 2015
Contractholders funds, beginning balance	$ 20,583	$ 20,845	$ 21,092	$ 21,295	$ 21,559	$ 21,968	$ 22,267	$ 22,529	$ 21,295	$ 22,529
Deposits										
Interest-sensitive life insurance	248	251	251	252	251	251	253	249	1,002	1,004
Fixed annuities	38	40	40	44	39	56	53	51	162	199
Total deposits	286	291	291	296	290	307	306	300	1,164	1,203
Interest credited	168	181	184	189	183	193	185	199	722	760
Benefits, withdrawals, maturities and other adjustments										
Benefits	(231)	(258)	(225)	(252)	(247)	(272)	(285)	(273)	(966)	(1,077)
Surrenders and partial withdrawals	(237)	(271)	(300)	(245)	(295)	(375)	(303)	(305)	(1,053)	(1,278)
Maturities of and interest payments on institutional products	(86)	-	-	-	-	-	(1)	-	(86)	(1)
Contract charges	(209)	(208)	(206)	(206)	(207)	(205)	(203)	(203)	(829)	(818)
Net transfers from separate accounts	1	2	1	1	2	2	2	1	5	7
Other adjustments	(15)	1	8	14	10	(59)	-	19	8	(30)
Total benefits, withdrawals, maturities and other adjustments	(777)	(734)	(722)	(688)	(737)	(909)	(790)	(761)	(2,921)	(3,197)
Contractholder funds, ending balance	$ 20,260	$ 20,583	$ 20,845	$ 21,092	$ 21,295	$ 21,559	$ 21,968	$ 22,267	$ 20,260	$ 21,295

47

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL ANALYSIS OF NET INCOME
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2016	Dec. 31, 2015
Benefit spread										
Premiums	$ 364	$ 361	$ 353	$ 354	$ 339	$ 329	$ 326	$ 328	$ 1,432	$ 1,322
Cost of insurance contract charges [(1)]	139	136	140	141	137	137	138	138	556	550
Contract benefits excluding the implied interest on immediate annuities with life contingencies [(2)]	(336)	(358)	(325)	(327)	(328)	(333)	(319)	(312)	(1,346)	(1,292)
Total benefit spread	167	139	168	168	148	133	145	154	642	580
Investment spread										
Net investment income	453	427	435	419	420	491	489	484	1,734	1,884
Implied interest on immediate annuities with life contingencies [(2)]	(128)	(126)	(129)	(128)	(128)	(127)	(127)	(129)	(511)	(511)
Interest credited to contractholder funds	(168)	(183)	(185)	(190)	(183)	(194)	(185)	(199)	(726)	(761)
Total investment spread	157	118	121	101	109	170	177	156	497	612
Surrender charges and contract maintenance expense fees [(1)]	71	74	71	71	71	72	72	71	287	286
Realized capital gains and losses	(11)	(21)	-	(49)	(97)	194	59	111	(81)	267
Amortization of deferred policy acquisition costs	(71)	(70)	(69)	(73)	(64)	(63)	(65)	(70)	(283)	(262)
Operating costs and expenses	(127)	(126)	(121)	(123)	(119)	(112)	(118)	(123)	(497)	(472)
Restructuring and related charges	-	-	(1)	-	3	(1)	(2)	-	(1)	-
Gain (loss) on disposition of operations	1	1	1	2	1	3	1	(2)	5	3
Income tax expense	(60)	(35)	(54)	(29)	(13)	(134)	(90)	(114)	(178)	(351)
Net income applicable to common shareholders	$ 127	$ 80	$ 116	$ 68	$ 39	$ 262	$ 179	$ 183	$ 391	$ 663
Benefit spread by product group										
Life insurance	$ 78	$ 64	$ 85	$ 80	$ 75	$ 66	$ 65	$ 68	$ 307	$ 274
Accident and health insurance	105	103	108	105	92	90	97	107	421	386
Annuities	(16)	(28)	(25)	(17)	(19)	(23)	(17)	(21)	(86)	(80)
Total benefit spread	$ 167	$ 139	$ 168	$ 168	$ 148	$ 133	$ 145	$ 154	$ 642	$ 580
Investment spread by product group										
Life insurance	$ 33	$ 30	$ 29	$ 34	$ 41	$ 33	$ 33	$ 33	$ 126	$ 140
Accident and health insurance	4	4	4	4	4	4	4	4	16	16
Annuities and institutional products	51	25	35	17	10	82	77	69	128	238
Net investment income on investments supporting capital	60	59	59	52	52	54	57	57	230	220
Investment spread before valuation changes on embedded derivatives that are not hedged	148	118	127	107	107	173	171	163	500	614
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	9	-	(6)	(6)	2	(3)	6	(7)	(3)	(2)
Total investment spread	$ 157	$ 118	$ 121	$ 101	$ 109	$ 170	$ 177	$ 156	$ 497	$ 612
[(1)] **Reconciliation of contract charges**										
Cost of insurance contract charges	$ 139	$ 136	$ 140	$ 141	$ 137	$ 137	$ 138	$ 138	$ 556	$ 550
Surrender charges and contract maintenance expense fees	71	74	71	71	71	72	72	71	287	286
Total contract charges	$ 210	$ 210	$ 211	$ 212	$ 208	$ 209	$ 210	$ 209	$ 843	$ 836
[(2)] **Reconciliation of contract benefits**										
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$ (336)	$ (358)	$ (325)	$ (327)	$ (328)	$ (333)	$ (319)	$ (312)	$ (1,346)	$ (1,292)
Implied interest on immediate annuities with life contingencies	(128)	(126)	(129)	(128)	(128)	(127)	(127)	(129)	(511)	(511)
Total contract benefits	$ (464)	$ (484)	$ (454)	$ (455)	$ (456)	$ (460)	$ (446)	$ (441)	$ (1,857)	$ (1,803)

48

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended December 31, 2016			Three months ended December 31, 2015		
	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads
Interest-sensitive life insurance	5.0 %	3.9 %	1.1 %	5.4 %	3.9 %	1.5 %
Deferred fixed annuities and institutional products	4.1	2.8	1.3	4.4	2.8	1.6
Immediate fixed annuities with and without life contingencies	7.3	6.0	1.3	5.3	5.9	(0.6)
Investments supporting capital, traditional life and other products	4.0	n/a	n/a	3.8	n/a	n/a

	Twelve months ended December 31, 2016			Twelve months ended December 31, 2015		
	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads
Interest-sensitive life insurance	4.9 %	3.9 %	1.0 %	5.2 %	3.9 %	1.3 %
Deferred fixed annuities and institutional products	4.1	2.8	1.3	4.3	2.8	1.5
Immediate fixed annuities with and without life contingencies	6.5	5.9	0.6	7.0	5.9	1.1
Investments supporting capital, traditional life and other products	3.9	n/a	n/a	4.0	n/a	n/a

49

50 Twelve months ended Dec. 31, 2016 Attributed equity Reserves and excluding unrealized Dec. Sept. June March Dec. Sept. June March Contractholder funds capital gains/losses (3)(4) Operating income (5) 2016 2016 2016 2016 2015 2015 2015 2015 Underwritten products Life insurance $ 10,850 $ 2,681 $ 260 9.9% 10.1% 10.8% 11.1% 10.6% 10.0% 9.3% 9.8 % Accident and health insurance 873 676 87 13.2 12.8 12.4 12.2 12.7 13.7 14.9 15.9 Subtotal 11,723 3,357 347 10.6 10.6 11.1 11.3 11.1 10.8 10.5 11.1 Immediate Annuities: Sub-standard structured settlements and group pension terminations (1) 5,030 1,975 (15) (0.8) (1.7) (0.9) (0.2) 0.5 1.6 0.5 0.6 Standard structured settlements and SPIA (2) 6,604 1,272 54 4.3 2.2 4.1 4.9 6.8 9.4 8.8 8.4 Subtotal (6) 11,634 3,247 39 1.2 (0.1) 1.1 2.0 3.1 4.7 3.8 3.7 Deferred Annuities 9,142 578 61 9.7 9.6 10.0 10.4 10.1 10.1 10.6 10.3 Institutional products - 1 1 Subtotal 20,776 3,826 101 2.7 1.8 2.9 3.7 4.8 6.2 6.1 6.0 Total Allstate Financial $ 32,499 $ 7,183 $ 448 6.4 6.0 6.8 7.2 7.8 8.4 8.4 8.5 Life Accident and Annuities and Allstate insurance health insurance institutional products Financial Operating income $ 260 $ 87 $ 101 $ 448 Realized capital gains and losses, after-tax (26) (2) (26) (54) Valuation changes on embedded derivatives that are not hedged, after-tax - - (2) (2) DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax (4) - - (4) Gain on disposition of operations, after-tax - - 3 3 Net income applicable to common shareholders $ 230 $ 85 $ 76 $ 391 (1) (2) (3) (4) (5) (6) Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans. THE ALLSTATE CORPORATION ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION ($ in millions) As of Dec. 31, 2016 Twelve months ended Dec. 31, 2016 Annuities and institutional products: Twelve months ended Operating income return on attributed equity (%) Of the total immediate annuities, $8,622 are reported in reserve for life-contingent contract benefits and $3,012 are reported in contractholder funds. Product line operating income includes allocation of income on investments supporting capital. Operating income reflects a trailing twelve-month period. Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies. Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation, excluding unrealized capital gains and losses. Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk. Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from prior quarter statutory capital. Statutory capital is adjusted for appropriate GAAP accounting differences. Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products.

51 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2016 2016 2016 2015 2015 2015 2015 ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY PRODUCT Underwritten products Life insurance 2,476 2,475 2,478 2,467 2,463 2,459 2,456 2,448 Accident and health insurance 3,300 3,275 3,294 3,278 2,873 2,848 2,843 2,777 5,776 5,750 5,772 5,745 5,336 5,307 5,299 5,225 Annuities Deferred annuities 156 160 163 168 172 176 181 186 Immediate annuities 97 98 100 101 102 104 105 106 253 258 263 269 274 280 286 292 Total 6,029 6,008 6,035 6,014 5,610 5,587 5,585 5,517 ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY SOURCE OF BUSINESS Allstate Agencies (2) 1,928 1,924 1,924 1,922 1,924 1,917 1,911 1,904 Allstate Benefits 3,758 3,736 3,755 3,729 3,315 3,292 3,287 3,218 Other (3) 343 348 356 363 371 378 387 395 Total 6,029 6,008 6,035 6,014 5,610 5,587 5,585 5,517 (1) (2) (3) Primarily business sold by banks/broker-dealers, independent master brokerage agencies and specialized structured settlement brokers. THE ALLSTATE CORPORATION ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE (1) (in thousands) Excludes Allstate Benefits products sold through Allstate Agencies, which are included in the Allstate Benefits line. Allstate Financial insurance policies and annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. Policy counts associated with our voluntary employee benefits group business reflect certificate counts as opposed to group counts.

THE ALLSTATE CORPORATION
ALLSTATE LIFE, ALLSTATE ANNUITIES AND ALLSTATE BENEFITS RESULTS AND PRODUCT INFORMATION
($ in millions)

	For the three months ended December 31, 2016				For the three months ended December 31, 2015			
	Allstate Life	Allstate Annuities	Allstate Benefits	Allstate Financial Segment	Allstate Life	Allstate Annuities	Allstate Benefits	Allstate Financial Segment
Premiums	140	-	224	364	133	-	206	339
Contract charges	178	4	28	210	178	4	26	208
Net investment income [(1)]	124	312	17	453	128	274	18	420
Contract benefits	(188)	(147)	(129)	(464)	(189)	(149)	(118)	(456)
Interest credited to contractholder funds	(72)	(97)	(8)	(177)	(70)	(107)	(9)	(186)
Amortization of deferred policy acquisition costs	(32)	(2)	(36)	(70)	(32)	(2)	(31)	(65)
Operating costs and expenses	(56)	(9)	(62)	(127)	(53)	(9)	(57)	(119)
Restructuring and related charges	-	-	-	-	2	1	-	3
Income tax expense on operations	(28)	(20)	(11)	(59)	(30)	(4)	(12)	(46)
Operating income	66	41	23	130	67	8	23	98
Realized capital gains and losses, after-tax	(7)	-	(1)	(8)	(12)	(47)	(3)	(62)
Valuation changes on embedded derivatives that are not hedged, after-tax	-	6	-	6	-	2	-	2
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(1)	-	-	(1)	-	-	-	-
Gain on disposition of operations, after-tax	-	-	-	-	-	1	-	1
Net income applicable to common shareholders	58	47	22	127	55	(36)	20	39
Premiums and Contract Charges - by Product								
Underwritten Products								
Traditional life insurance premiums	140	-	11	151	133	-	11	144
Accident and health insurance	-	-	213	213	-	-	195	195
Interest-sensitive life insurance contract charges	178	-	28	206	178	-	26	204
	318	-	252	570	311	-	232	543
Annuities								
Immediate annuities with life contingencies premiums	-	-	-	-	-	-	-	-
Other fixed annuity contract charges	-	4	-	4	-	4	-	4
	-	4	-	4	-	4	-	4
Total life and annuity premiums and contract charges	318	4	252	574	311	4	232	547
Benefit Spread by Product Group								
Life Insurance	75	-	3	78	69	-	6	75
Accident and health insurance	(2)	-	107	105	(4)	-	96	92
Annuities	-	(16)	-	(16)	-	(19)	-	(19)
Total benefit spread	73	(16)	110	167	65	(19)	102	148
Investment Spread by Product Group								
Annuities and institutional products	-	51	-	51	-	10	-	10
Life insurance	31	-	2	33	37	-	4	41
Accident and health insurance	1	-	3	4	1	-	3	4
Net investment income on investments supporting capital	20	36	4	60	19	31	2	52
Investment spread before valuation changes on embedded derivatives that are not hedged	52	87	9	148	57	41	9	107
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	-	9	-	9	-	2	-	2
Total investment spread	52	96	9	157	57	43	9	109

(1) The increase in Allstate Annuities net investment income in fourth quarter 2016 compared to fourth quarter 2015 primarily relates to higher limited partnership income. Limited partnerships represent 93% of Allstate Financial's performance-based investments. 100% of Allstate Financial's performance-based investments are used to support Allstate Annuities products.

52

THE ALLSTATE CORPORATION
ALLSTATE LIFE, ALLSTATE ANNUITIES AND ALLSTATE BENEFITS RESULTS AND PRODUCT INFORMATION
($ in millions)

	For the twelve months ended December 31, 2016				For the twelve months ended December 31, 2015			
	Allstate Life	Allstate Annuities	Allstate Benefits	Allstate Financial Segment	Allstate Life	Allstate Annuities	Allstate Benefits	Allstate Financial Segment
Premiums	$ 535	$ -	$ 897	$ 1,432	$ 507	$ -	$ 815	$ 1,322
Contract charges	715	14	114	843	716	14	106	836
Net investment income	482	1,181	71	1,734	490	1,323	71	1,884
Contract benefits	(742)	(606)	(509)	(1,857)	(749)	(602)	(452)	(1,803)
Interest credited to contractholder funds	(285)	(402)	(36)	(723)	(282)	(442)	(36)	(760)
Amortization of deferred policy acquisition costs	(125)	(7)	(145)	(277)	(127)	(6)	(124)	(257)
Operating costs and expenses	(225)	(32)	(240)	(497)	(212)	(38)	(222)	(472)
Restructuring and related charges	(1)	-	-	(1)	(1)	1	-	-
Income tax expense on operations	(107)	(47)	(52)	(206)	(103)	(84)	(54)	(241)
Operating income	247	101	100	448	239	166	104	509
Realized capital gains and losses, after-tax	(24)	(26)	(4)	(54)	1	172	-	173
Valuation changes on embedded derivatives that are not hedged, after-tax	-	(2)	-	(2)	-	(1)	-	(1)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(4)	-	-	(4)	(4)	1	-	(3)
Gain (loss) on disposition of operations, after-tax	-	3	-	3	(1)	3	-	2
Change in accounting for investments in qualified affordable housing projects, after-tax	-	-	-	-	(6)	(11)	-	(17)
Net income applicable to common shareholders	$ 219	$ 76	$ 96	$ 391	$ 229	$ 330	$ 104	$ 663
Premiums and Contract Charges - by Product								
Underwritten Products								
Traditional life insurance premiums	$ 533	$ -	$ 40	$ 573	$ 505	$ -	$ 37	$ 542
Accident and health insurance	2	-	857	859	2	-	778	780
Interest-sensitive life insurance contract charges	715	-	114	829	716	-	106	822
	1,250	-	1,011	2,261	1,223	-	921	2,144
Annuities								
Immediate annuities with life contingencies premiums	-	-	-	-	-	-	-	-
Other fixed annuity contract charges	-	14	-	14	-	14	-	14
	-	14	-	14	-	14	-	14
Total life and annuity premiums and contract charges	$ 1,250	$ 14	$ 1,011	$ 2,275	$ 1,223	$ 14	$ 921	$ 2,158
Benefit Spread by Product Group								
Life Insurance	$ 287	$ -	$ 20	$ 307	$ 250	$ -	$ 24	$ 274
Accident and health insurance	(6)	-	427	421	(10)	-	396	386
Annuities	-	(86)	-	(86)	-	(80)	-	(80)
Total benefit spread	$ 281	$ (86)	$ 447	$ 642	$ 240	$ (80)	$ 420	$ 580
Investment Spread by Product Group								
Annuities and institutional products	$ -	$ 128	$ -	$ 128	$ -	$ 238	$ -	$ 238
Life insurance	116	-	10	126	130	-	10	140
Accident and health insurance	5	-	11	16	5	-	11	16
Net investment income on investments supporting capital	76	140	14	230	76	130	14	220
Investment spread before valuation changes on embedded derivatives that are not hedged	197	268	35	500	211	368	35	614
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	-	(3)	-	(3)	-	(2)	-	(2)
Total investment spread	$ 197	$ 265	$ 35	$ 497	$ 211	$ 366	$ 35	$ 612

53

54 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2016 2016 2016 2016 2015 2015 2015 2015 2016 2015 Net investment income $ 10 $ 11 $ 11 $ 10 $ 10 $ 9 $ 8 $ 8 $ 42 $ 35 Operating costs and expenses (9) (7) (7) (6) (7) (13) (9) (5) (29) (34) Interest expense (77) (73) (72) (73) (73) (73) (73) (73) (295) (292) Income tax benefit on operations 29 26 26 25 27 28 28 26 106 109 Preferred stock dividends (29) (29) (29) (29) (29) (29) (29) (29) (116) (116) Operating loss (76) (72) (71) (73) (72) (78) (75) (73) (292) (298) Realized capital gains and losses, after-tax (1) - (1) - - - - - (2) - Net loss applicable to common shareholders $ (77) $ (72) $ (72) $ (73) $ (72) $ (78) $ (75) $ (73) $ (294) $ (298) THE ALLSTATE CORPORATION CORPORATE AND OTHER SEGMENT RESULTS ($ in millions) Twelve months endedThree months ended

THE ALLSTATE CORPORATION
INVESTMENTS
($ in millions)

PROPERTY-LIABILITY

	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015
Fixed income securities, at fair value:					
Tax-exempt	$ 4,447	$ 4,798	$ 4,612	$ 4,466	$ 4,285
Taxable	25,855	26,968	25,139	24,615	25,447
Equity securities, at fair value	4,074	3,604	3,632	3,709	3,480
Mortgage loans	280	270	313	294	296
Limited partnership interests [(1)]	3,042	2,913	2,842	2,688	2,575
Short-term, at fair value	3,405 [(2)]	917	1,619	1,452	959
Other	1,619	1,587	1,532	1,512	1,437
Total	$ 42,722	$ 41,057	$ 39,689	$ 38,736	$ 38,479
Fixed income securities, amortized cost:					
Tax-exempt	$ 4,498	$ 4,726	$ 4,509	$ 4,384	$ 4,218
Taxable	25,706	26,447	24,746	24,454	25,672
Ratio of fair value to amortized cost	100.3%	101.9%	101.7%	100.8%	99.5%
Equity securities, cost	$ 3,671	$ 3,212	$ 3,337	$ 3,417	$ 3,236
Short-term, amortized cost	3,405	917	1,619	1,452	959

ALLSTATE FINANCIAL

	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015
Fixed income securities, at fair value:					
Tax-exempt	$ -	$ 1	$ 2	$ 2	$ 4
Taxable	25,578	26,225	26,169	25,858	26,034
Equity securities, at fair value	1,589	1,681	1,630	1,405	1,599
Mortgage loans	4,206	4,126	4,140	4,008	4,042
Limited partnership interests [(1)]	2,771	2,674	2,564	2,399	2,295
Short-term, at fair value	609	733	1,197	1,626	861
Other	2,087	2,076	2,058	2,038	1,957
Total	$ 36,840	$ 37,516	$ 37,760	$ 37,336	$ 36,792
Fixed income securities, amortized cost:					
Tax-exempt	$ -	$ 1	$ 2	$ 2	$ 4
Taxable	24,424	24,330	24,357	24,481	25,145
Ratio of fair value to amortized cost	104.7%	107.8%	107.4%	105.6%	103.5%
Equity securities, cost	$ 1,483	$ 1,585	$ 1,584	$ 1,372	$ 1,567
Short-term, amortized cost	609	733	1,197	1,626	861

CORPORATE AND OTHER

	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015
Fixed income securities, at fair value:					
Tax-exempt	$ 535	$ 600	$ 609	$ 591	$ 585
Taxable	1,424	1,714	1,598	1,759	1,593
Equity securities, at fair value	3	3	3	3	3
Mortgage loans	-	-	-	-	-
Limited partnership interests [(1)]	1	1	1	4	4
Short-term, at fair value	274	213	34	448	302
Other	-	-	-	-	-
Total	$ 2,237	$ 2,531	$ 2,245	$ 2,805	$ 2,487
Fixed income securities, amortized cost:					
Tax-exempt	$ 527	$ 580	$ 585	$ 569	$ 566
Taxable	1,421	1,691	1,571	1,737	1,596
Ratio of fair value to amortized cost	100.6%	101.9%	102.4%	101.9%	100.7%
Equity securities, cost	$ 3	$ 3	$ 3	$ 3	$ 3
Short-term, amortized cost	274	213	34	448	302

CONSOLIDATED

	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015
Fixed income securities, at fair value:					
Tax-exempt	$ 4,982	$ 5,399	$ 5,223	$ 5,059	$ 4,874
Taxable	52,857	54,907	52,906	52,232	53,074
Equity securities, at fair value	5,666	5,288	5,265	5,117	5,082
Mortgage loans	4,486	4,396	4,453	4,302	4,338
Limited partnership interests [(1)]	5,814	5,588	5,407	5,091	4,874
Short-term, at fair value	4,288	1,863	2,850	3,526	2,122
Other	3,706	3,663	3,590	3,550	3,394
Total	$ 81,799	$ 81,104	$ 79,694	$ 78,877	$ 77,758
Fixed income securities, amortized cost:					
Tax-exempt	$ 5,025	$ 5,307	$ 5,096	$ 4,955	$ 4,788
Taxable	51,551	52,468	50,674	50,672	52,413
Ratio of fair value to amortized cost	102.2%	104.4%	104.2%	103.0%	101.3%
Equity securities, cost	$ 5,157	$ 4,800	$ 4,924	$ 4,792	$ 4,806
Short-term, amortized cost	4,288	1,863	2,850	3,526	2,122

(1) As of December 31, 2016, we have commitments to invest in additional limited partnership interests totaling $1.58 billion, $1.40 billion and $2.98 billion for Property-Liability, Allstate Financial, and in Total, respectively.

(2) As of December 31, 2016, this balance includes $1.4 billion that was used to fund the acquisition of SquareTrade Holding Company, Inc. on January 3, 2017.

55

THE ALLSTATE CORPORATION
LIMITED PARTNERSHIP INTERESTS
($ in millions)

	As of or for the three months ended							
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015
Investment position								
Accounting basis								
Cost method	$ 1,282	$ 1,375	$ 1,284	$ 1,193	$ 1,154	$ 1,148	$ 1,130	$ 1,137
Equity method ("EMA") [(1)]	4,532	4,213	4,123	3,898	3,720	3,675	3,406	3,562
Total	$ 5,814	$ 5,588	$ 5,407	$ 5,091	$ 4,874	$ 4,823	$ 4,536	$ 4,699
Cost method-fair value [(2)]	$ 1,493	$ 1,600	$ 1,511	$ 1,466	$ 1,450	$ 1,506	$ 1,482	$ 1,494
Underlying investment								
Private equity	$ 4,210	$ 4,010	$ 3,833	$ 3,494	$ 3,344	$ 3,282	$ 3,012	$ 2,969
Real estate	1,102	1,130	1,204	1,229	1,166	1,160	1,164	1,366
Other	502	448	370	368	364	381	360	364
Total	$ 5,814	$ 5,588	$ 5,407	$ 5,091	$ 4,874	$ 4,823	$ 4,536	$ 4,699
Segment								
Property-Liability	$ 3,042	$ 2,913	$ 2,842	$ 2,688	$ 2,575	$ 2,558	$ 2,466	$ 2,571
Allstate Financial	2,771	2,674	2,564	2,399	2,295	2,261	2,066	2,124
Corporate and Other	1	1	1	4	4	4	4	4
Total	$ 5,814	$ 5,588	$ 5,407	$ 5,091	$ 4,874	$ 4,823	$ 4,536	$ 4,699
Total Income								
Accounting basis								
Cost method	$ 26	$ 43	$ 47	$ 39	$ 42	$ 63	$ 75	$ 42
Equity method	152	93	79	82	24	104	43	156
Total	$ 178	$ 136	$ 126	$ 121	$ 66	$ 167	$ 118	$ 198
Underlying investment								
Private equity	$ 144	$ 112	$ 114	$ 88	$ 46	$ 162	$ 113	$ 80
Real estate	35	23	12	33	20	5	10	123
Other	(1)	1	-	-	-	-	(5)	(5)
Total	$ 178	$ 136	$ 126	$ 121	$ 66	$ 167	$ 118	$ 198
Segment								
Property-Liability	$ 82	$ 69	$ 60	$ 58	$ 29	$ 62	$ 45	$ 126
Allstate Financial	96	67	66	63	37	105	73	72
Corporate and Other	-	-	-	-	-	-	-	-
Total	$ 178	$ 136	$ 126	$ 121	$ 66	$ 167	$ 118	$ 198

(1) As of December 31, 2016, valuations of EMA limited partnerships include approximately $511 million of cumulative pre-tax appreciation that has been recognized in earnings but has not been distributed to investors.

(2) The fair value of cost method limited partnerships is determined using reported net asset values.

56

THE ALLSTATE CORPORATION
UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE
($ in millions)

	December 31, 2016			September 30, 2016			June 30, 2016		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities									
U.S. government and agencies	$ 65	$ 3,637	101.8	$ 105	$ 4,304	102.5	$ 122	$ 3,523	103.6
Municipal	217	7,333	103.0	470	7,902	106.3	532	7,818	107.3
Corporate	859	43,601	102.0	1,804	44,474	104.2	1,566	42,700	103.8
Foreign government	32	1,075	103.1	59	1,119	105.6	61	1,152	105.6
Asset-backed securities ("ABS")	2	1,171	100.2	(3)	1,390	99.8	(11)	1,726	99.4
Residential mortgage-backed securities ("RMBS")	77	728	111.8	82	778	111.8	70	818	109.4
Commercial mortgage-backed securities ("CMBS")	8	270	103.1	11	315	103.6	16	368	104.5
Redeemable preferred stock	3	24	114.3	3	24	114.3	3	24	114.3
Total fixed income securities	1,263	57,839	102.2	2,531	60,306	104.4	2,359	58,129	104.2
Equity securities	509	5,666	109.9	488	5,288	110.2	341	5,265	106.9
Short-term investments	-	4,288	100.0	-	1,863	100.0	-	2,850	100.0
Derivatives	2	111	n/a	1	85	n/a	2	71	n/a
EMA limited partnership interests [2]	(4)	n/a	n/a	(5)	n/a	n/a	(5)	n/a	n/a
Unrealized net capital gains and losses, pre-tax	1,770			3,015			2,697		
Amounts recognized for:									
Insurance reserves [3]	-			-			-		
DAC and DSI [4]	(146)			(216)			(195)		
Amounts recognized	(146)			(216)			(195)		
Deferred income taxes	(571)			(982)			(878)		
Unrealized net capital gains and losses, after-tax	$ 1,053			$ 1,817			$ 1,624		

	March 31, 2016			December 31, 2015			September 30, 2015		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities									
U.S. government and agencies	$ 114	$ 3,504	103.4	$ 86	$ 3,922	102.2	$ 118	$ 3,760	103.2
Municipal	442	7,616	106.2	369	7,401	105.2	412	7,494	105.8
Corporate	989	41,272	102.5	153	41,827	100.4	632	41,629	101.5
Foreign government	55	1,054	105.5	50	1,033	105.1	59	1,085	105.8
ABS	(27)	2,499	98.9	(32)	2,327	98.6	(16)	2,711	99.4
RMBS	68	875	108.4	90	947	110.5	98	1,011	110.7
CMBS	20	447	104.7	28	466	106.4	32	542	106.3
Redeemable preferred stock	3	24	114.3	3	25	113.6	4	25	119.0
Total fixed income securities	1,664	57,291	103.0	747	57,948	101.3	1,339	58,257	102.4
Equity securities	325	5,117	106.8	276	5,082	105.7	113	4,236	102.7
Short-term investments	-	3,526	100.0	-	2,122	100.0	-	3,036	100.0
Derivatives	4	58	n/a	6	53	n/a	7	29	n/a
EMA limited partnership interests [2]	(5)	n/a	n/a	(4)	n/a	n/a	(5)	n/a	n/a
Unrealized net capital gains and losses, pre-tax	1,988			1,025			1,454		
Amounts recognized for:									
Insurance reserves [3]	-			-			-		
DAC and DSI [4]	(138)			(67)			(98)		
Amounts recognized	(138)			(67)			(98)		
Deferred income taxes	(650)			(338)			(477)		
Unrealized net capital gains and losses, after-tax	$ 1,200			$ 620			$ 879		

(1) The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2) Unrealized net capital gains and losses for limited partnership interest represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and amortized cost are not applicable.

(3) The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4) The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

57

THE ALLSTATE CORPORATION
NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2016	Dec. 31, 2015
NET INVESTMENT INCOME										
Fixed income securities	$ 514	$ 508	$ 520	$ 518	$ 537	$ 546	$ 567	$ 568	$ 2,060	$ 2,218
Equity securities	34	31	44	28	33	23	31	23	137	110
Mortgage loans	55	56	53	53	63	53	57	55	217	228
Limited partnership interests	178	136	126	121	66	167	118	198	561	549
Short-term	5	4	3	4	1	4	3	1	16	9
Other	59	55	57	51	49	49	49	45	222	192
Subtotal	845	790	803	775	749	842	825	890	3,213	3,306
Less: Investment expense	(44)	(42)	(41)	(44)	(39)	(35)	(36)	(40)	(171)	(150)
Net investment income	$ 801	$ 748	$ 762	$ 731	$ 710	$ 807	$ 789	$ 850	$ 3,042	$ 3,156
PRE-TAX YIELDS [1]										
Fixed income securities	3.6 %	3.6 %	3.7 %	3.7 %	3.8 %	3.8 %	3.9 %	3.9 %	3.6 %	3.8 %
Equity securities	2.7	2.5	3.7	2.3	2.9	2.4	3.4	2.5	2.8	2.7
Mortgage loans	5.0	5.0	4.9	4.9	5.8	4.8	5.3	5.2	4.9	5.3
Limited partnership interests	12.5	9.9	9.6	9.7	5.4	14.4	10.1	17.2	10.5	11.7
Total portfolio	4.2	4.0	4.1	4.0	3.9	4.4	4.3	4.6	4.1	4.3
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE										
Impairment write-downs	$ (49)	$ (63)	$ (63)	$ (59)	$ (118)	$ (47)	$ (11)	$ (19)	$ (234)	$ (195)
Change in intent write-downs	(21)	(10)	(16)	(22)	(32)	(127)	(32)	(30)	(69)	(221)
Net other-than-temporary impairment losses recognized in earnings	(70)	(73)	(79)	(81)	(150)	(174)	(43)	(49)	(303)	(416)
Sales and other	47	121	104	(59)	(75)	183	146	216	213	470
Valuation and settlements of derivative instruments	25	(15)	(1)	(9)	(25)	24	5	(28)	-	(24)
Total	$ 2	$ 33	$ 24	$ (149)	$ (250)	$ 33	$ 108	$ 139	$ (90)	$ 30
TOTAL RETURN ON INVESTMENT PORTFOLIO [2]	(0.7) %	1.3 %	1.9 %	2.0 %	(0.2) %	- %	(0.6) %	1.7 %	4.4 %	1.0 %
AVERAGE INVESTMENT BALANCES (in billions) [3]	$ 79.1	$ 77.5	$ 76.9	$ 76.8	$ 76.8	$ 76.9	$ 76.8	$ 77.4	$ 77.7	$ 77.0

(1) Quarterly pre-tax yield is calculated as annualized quarterly investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of the current and prior quarter investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of asset level operating expenses (direct expenses of the assets reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses.

(2) Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, cost method limited partnerships, bank loans and agent loans divided by the average fair value balances.

(3) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

58

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY
NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2016	Dec. 31, 2015
NET INVESTMENT INCOME										
Fixed income securities:										
Tax-exempt	$ 23	$ 23	$ 23	$ 23	$ 27	$ 24	$ 26	$ 25	$ 92	$ 102
Taxable	200	192	198	200	201	197	195	190	790	783
Equity securities	24	21	30	20	24	16	23	18	95	81
Mortgage loans	3	3	3	3	4	4	3	4	12	15
Limited partnership interests	82	69	60	58	29	62	45	126	269	262
Short-term	3	3	1	2	-	3	1	1	9	5
Other	24	22	23	20	18	20	20	17	89	75
Subtotal	359	333	338	326	303	326	313	381	1,356	1,323
Less: Investment expense	(21)	(23)	(22)	(24)	(23)	(19)	(21)	(23)	(90)	(86)
Net investment income	$ 338	$ 310	$ 316	$ 302	$ 280	$ 307	$ 292	$ 358	$ 1,266	$ 1,237
Net investment income, after-tax	$ 231	$ 211	$ 215	$ 206	$ 192	$ 209	$ 199	$ 242	$ 863	$ 842
PRE-TAX YIELDS [1]										
Fixed income securities:										
Tax-exempt	2.0 %	2.0 %	2.1 %	2.1 %	2.6 %	2.3 %	2.3 %	2.4 %	2.1 %	2.4 %
Equivalent yield for tax-exempt	2.9	2.9	3.1	3.1	3.8	3.4	3.4	3.5	3.1	3.5
Taxable	3.1	3.0	3.2	3.2	3.2	3.2	3.1	2.9	3.1	3.1
Equity securities	2.8	2.6	3.6	2.4	3.1	2.5	3.4	2.6	2.8	2.9
Mortgage loans	3.9	3.7	3.9	4.0	5.4	4.0	4.1	4.5	3.9	4.5
Limited partnership interests	11.0	9.6	8.6	8.9	4.5	10.1	7.0	19.9	9.6	10.4
Total portfolio	3.4	3.3	3.5	3.3	3.1	3.5	3.3	4.0	3.4	3.4
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE										
Fixed income securities:										
Tax-exempt	$ (9)	$ 8	$ 4	$ 3	$ (10)	$ 2	$ 1	$ 2	$ 6	$ (5)
Taxable	(17)	9	20	(47)	(75)	(42)	13	10	(35)	(94)
Equity securities	49	42	15	(60)	(13)	(92)	32	46	46	(27)
Limited partnership interests	(29)	13	(10)	13	(27)	(35)	(1)	2	(13)	(61)
Derivatives and other	20	(19)	(3)	(8)	(28)	6	4	(32)	(10)	(50)
Total	$ 14	$ 53	$ 26	$ (99)	$ (153)	$ (161)	$ 49	$ 28	$ (6)	$ (237)
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE										
Impairment write-downs	$ (27)	$ (26)	$ (42)	$ (35)	$ (84)	$ (30)	$ (6)	$ (12)	$ (130)	$ (132)
Change in intent write-downs	(17)	(8)	(12)	(19)	(24)	(77)	(28)	(27)	(56)	(156)
Net other-than-temporary impairment losses recognized in earnings	(44)	(34)	(54)	(54)	(108)	(107)	(34)	(39)	(186)	(288)
Sales and other	43	101	82	(41)	(28)	(63)	77	99	185	85
Valuation and settlements of derivative instruments	15	(14)	(2)	(4)	(17)	9	6	(32)	(5)	(34)
Total	$ 14	$ 53	$ 26	$ (99)	$ (153)	$ (161)	$ 49	$ 28	$ (6)	$ (237)
AVERAGE INVESTMENT BALANCES (in billions) [2]	$ 41.1	$ 39.5	$ 38.5	$ 38.3	$ 38.2	$ 37.8	$ 37.6	$ 37.9	$ 39.6	$ 38.0

(1) Quarterly pre-tax yield is calculated as annualized quarterly investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of the current and prior quarter investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of asset level operating expenses (direct expenses of the assets reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses.

(2) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

59

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL
NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2016	Dec. 31, 2015
NET INVESTMENT INCOME										
Fixed income securities	$ 280	$ 282	$ 288	$ 284	$ 300	$ 314	$ 338	$ 344	$ 1,134	$ 1,296
Equity securities	10	10	14	8	9	7	8	5	42	29
Mortgage loans	52	53	50	50	59	49	54	51	205	213
Limited partnership interests	96	67	66	63	37	105	73	72	292	287
Short-term	2	1	1	2	1	1	1	-	6	3
Other	34	32	33	30	30	29	28	27	129	114
Subtotal	474	445	452	437	436	505	502	499	1,808	1,942
Less: Investment expense	(21)	(18)	(17)	(18)	(16)	(14)	(13)	(15)	(74)	(58)
Net investment income	$ 453	$ 427	$ 435	$ 419	$ 420	$ 491	$ 489	$ 484	$ 1,734	$ 1,884
Net investment income, after-tax	$ 294	$ 278	$ 282	$ 273	$ 273	$ 319	$ 318	$ 315	$ 1,127	$ 1,225
PRE-TAX YIELDS [(1)]										
Fixed income securities	4.6 %	4.6 %	4.7 %	4.6 %	4.8 %	4.9 %	5.1 %	5.2 %	4.6 %	5.0 %
Equity securities	2.6	2.5	3.9	2.1	2.4	2.1	3.4	2.1	2.8	2.4
Mortgage loans	5.0	5.1	4.9	4.9	5.8	4.9	5.5	5.2	5.0	5.4
Limited partnership interests	14.1	10.2	10.7	10.7	6.5	19.4	14.0	13.8	11.5	13.3
Total portfolio	5.3	4.9	5.0	4.8	4.8	5.6	5.6	5.5	5.0	5.4
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE										
Fixed income securities	$ (16)	$ (19)	$ (1)	$ (26)	$ (64)	$ 261	$ 46	$ 68	$ (62)	$ 311
Equity securities	8	3	(4)	(30)	(13)	(58)	16	32	(23)	(23)
Mortgage loans	(1)	-	1	-	4	1	1	-	-	6
Limited partnership interests	(17)	(1)	-	13	(14)	(20)	(2)	4	(5)	(32)
Derivatives and other	15	(4)	4	(6)	(10)	10	(2)	7	9	5
Total	$ (11)	$ (21)	$ -	$ (49)	$ (97)	$ 194	$ 59	$ 111	$ (81)	$ 267
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE										
Impairment write-downs	$ (22)	$ (37)	$ (18)	$ (24)	$ (34)	$ (17)	$ (5)	$ (7)	$ (101)	$ (63)
Change in intent write-downs	(4)	(2)	(4)	(3)	(8)	(50)	(4)	(3)	(13)	(65)
Net other-than-temporary impairment losses recognized in earnings	(26)	(39)	(22)	(27)	(42)	(67)	(9)	(10)	(114)	(128)
Sales and other	5	19	21	(17)	(47)	246	69	117	28	385
Valuation and settlements of derivative instruments	10	(1)	1	(5)	(8)	15	(1)	4	5	10
Total	$ (11)	$ (21)	$ -	$ (49)	$ (97)	$ 194	$ 59	$ 111	$ (81)	$ 267
AVERAGE INVESTMENT BALANCES (in billions) [(2)]	$ 35.6	$ 35.7	$ 35.9	$ 35.9	$ 36.0	$ 36.1	$ 36.1	$ 36.3	$ 35.8	$ 36.1

(1) Quarterly pre-tax yield is calculated as annualized quarterly investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of the current and prior quarter investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of asset level operating expenses (direct expenses of the assets reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses.

(2) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

60

THE ALLSTATE CORPORATION
INVESTMENT RESULTS
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2016	Dec. 31, 2015
Consolidated investment portfolio										
Interest-bearing [1]	$ 69,801	$ 69,709	$ 68,519	$ 68,163	$ 67,390	$ 68,913	$ 70,243	$ 71,287	$ 69,801	$ 67,390
Equity/owned [2]	11,998	11,395	11,175	10,714	10,368	9,429	8,898	9,150	11,998	10,368
Total	$ 81,799	$ 81,104	$ 79,694	$ 78,877	$ 77,758	$ 78,342	$ 79,141	$ 80,437	$ 81,799	$ 77,758
Consolidated portfolio total return [3]										
Interest-bearing	(1.0) %	0.9 %	1.7 %	1.9 %	(0.3) %	0.4 %	(0.8) %	1.4 %	3.5 %	0.8 %
Equity/owned	0.3	0.4	0.2	0.2	0.2	(0.3)	0.2	0.4	1.1	0.4
Investment expenses	-	-	-	(0.1)	(0.1)	(0.1)	-	(0.1)	(0.2)	(0.2)
Total	(0.7)	1.3	1.9	2.0	(0.2)	-	(0.6)	1.7	4.4	1.0
Consolidated portfolio total return [3]										
Income	1.0 %	0.9 %	1.0 %	0.9 %	0.9 %	1.0 %	1.0 %	1.0 %	3.8 %	3.9 %
Valuation	(1.7)	0.4	0.9	1.1	(1.1)	(1.0)	(1.6)	0.7	0.6	(2.9)
Total	(0.7)	1.3	1.9	2.0	(0.2)	-	(0.6)	1.7	4.4	1.0
Consolidated net investment income										
Interest-bearing	$ 622	$ 613	$ 623	$ 618	$ 643	$ 646	$ 670	$ 664	$ 2,476	$ 2,623
Equity/owned	223	177	180	157	106	196	155	226	737	683
Investment expenses	(44)	(42)	(41)	(44)	(39)	(35)	(36)	(40)	(171)	(150)
Total	$ 801	$ 748	$ 762	$ 731	$ 710	$ 807	$ 789	$ 850	$ 3,042	$ 3,156
Consolidated Interest-bearing pre-tax yield [4]	3.7 %	3.7 %	3.8 %	3.7 %	3.8 %	3.8 %	3.9 %	3.9 %	3.7 %	3.9 %
Property-Liability net investment income										
Interest-bearing excluding prepayment premiums	$ 240	$ 235	$ 236	$ 241	$ 240	$ 240	$ 233	$ 226	$ 952	$ 939
Prepayment premiums	6	3	5	2	5	4	7	7	16	23
Total Interest-bearing	246	238	241	243	245	244	240	233	968	962
Equity/owned	113	95	97	83	58	82	73	148	388	361
Less: Investment expenses	(21)	(23)	(22)	(24)	(23)	(19)	(21)	(23)	(90)	(86)
Total	338	310	316	302	280	307	292	358	1,266	1,237
Less: prepayment premiums	(6)	(3)	(5)	(2)	(5)	(4)	(7)	(7)	(16)	(23)
Total excluding prepayment premiums	$ 332	$ 307	$ 311	$ 300	$ 275	$ 303	$ 285	$ 351	$ 1,250	$ 1,214
Property-Liability interest-bearing pre-tax yield	2.9 %	2.9 %	3.0 %	3.0 %	3.0 %	3.0 %	3.0 %	2.9 %	2.9 %	3.0 %
Property-Liability interest-bearing pre-tax yield excluding prepayment premiums	2.8 %	2.8 %	3.0 %	3.0 %	3.0 %	2.9 %	2.9 %	2.8 %	2.9 %	2.9 %
Allstate Financial net investment income										
Interest-bearing excluding prepayment premiums	$ 359	$ 354	$ 357	$ 361	$ 371	$ 386	$ 408	$ 413	$ 1,431	$ 1,578
Prepayment premiums	5	9	12	2	17	5	12	8	28	42
Total interest-bearing	364	363	369	363	388	391	420	421	1,459	1,620
Equity/owned	110	82	83	74	48	114	82	78	349	322
Less: Investment expenses	(21)	(18)	(17)	(18)	(16)	(14)	(13)	(15)	(74)	(58)
Total	453	427	435	419	420	491	489	484	1,734	1,884
Less: prepayment premiums	(5)	(9)	(12)	(2)	(17)	(5)	(12)	(8)	(28)	(42)
Total excluding prepayment premiums	$ 448	$ 418	$ 423	$ 417	$ 403	$ 486	$ 477	$ 476	$ 1,706	$ 1,842
Allstate Financial interest-bearing pre-tax yield	4.7 %	4.6 %	4.6 %	4.6 %	4.8 %	4.8 %	5.1 %	5.1 %	4.6 %	5.0 %
Allstate Financial interest-bearing pre-tax yield excluding prepayment premiums	4.6 %	4.5 %	4.5 %	4.5 %	4.6 %	4.7 %	4.9 %	5.0 %	4.5 %	4.8 %

(1) Includes fixed income securities, mortgage loans, short-term and other investments.

(2) Includes limited partnership interests, equity securities and real estate.

(3) Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, cost method limited partnerships, bank loans and agent loans divided by the average fair value balances.

(4) Quarterly pre-tax yield is calculated as annualized quarterly interest-bearing investment income, generally before investment expense divided by the average of the current and prior quarter interest-bearing investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date interest-bearing investment income, generally before investment expense divided by the average of interest-bearing investment balances at the beginning of the year and the end of each quarter during the year. For investments carried at fair value, investment balances exclude unrealized capital gains and losses.

61

THE ALLSTATE CORPORATION
INVESTMENT POSITION BY STRATEGY
($ in millions)

December 31, 2016	Total		Market-Based Core (1)		Market-Based Active (2)		Performance-Based Long-Term (3)		Performance-Based Opportunistic (4)	
Fixed income securities	$ 57,839		$ 50,527		$ 7,246		$ 66		$ -	
Equity securities	5,666		4,221		1,346		99		-	
Mortgage loans	4,486		4,486		-		-		-	
Limited partnership interests	5,814		502		-		5,292		20	
Short-term investments	4,288		3,475		813		-		-	
Other	3,706		3,014		160		532		-	
Total	$ 81,799		$ 66,225		$ 9,565		$ 5,989		$ 20	
% of total	100	%	81	%	12	%	7	%	-	%
Property-Liability	$ 42,722		$ 31,216		$ 8,313		$ 3,181		$ 12	
% of Property-Liability	100	%	73	%	20	%	7	%	-	%
Allstate Financial	$ 36,840		$ 32,772		$ 1,252		$ 2,808		$ 8	
% of Allstate Financial	100	%	89	%	3	%	8	%	-	%
Corporate & Other	$ 2,237		$ 2,237		$ -		$ -		$ -	
% of Corporate & Other	100	%	100	%	-	%	-	%	-	%
Unrealized net capital gains and losses	$ 1,770		$ 1,685		$ 80		$ 5		$ -	

December 31, 2015	Total		Market-Based Core (1)		Market-Based Active (2)		Performance-Based Long-Term (3)		Performance-Based Opportunistic (4)	
Fixed income securities	$ 57,948		$ 51,175		$ 6,691		$ 47		$ 35	
Equity securities	5,082		4,210		764		77		31	
Mortgage loans	4,338		4,338		-		-		-	
Limited partnership interests	4,874		364		-		4,510		-	
Short-term investments	2,122		1,631		491		-		-	
Other	3,394		2,783		183		415		13	
Total	$ 77,758		$ 64,501		$ 8,129		$ 5,049		$ 79	
% of total	100	%	83	%	10	%	7	%	-	%
Property-Liability	$ 38,479		$ 28,525		$ 7,137		$ 2,764		$ 53	
% of Property-Liability	100	%	74	%	19	%	7	%	-	%
Allstate Financial	$ 36,792		$ 33,490		$ 992		$ 2,284		$ 26	
% of Allstate Financial	100	%	91	%	3	%	6	%	-	%
Corporate & Other	$ 2,487		$ 2,486		$ -		$ 1		$ -	
% of Corporate & Other	100	%	100	%	-	%	-	%	-	%

(1) Market-based core is comprised primarily of highly diversified fixed income securities, mortgage loans and equity securities to align with business segment priorities.
(2) Market-based active is comprised primarily of fixed income and equity securities to generate additional returns by taking advantage of market opportunities.
(3) Performance-based long-term is comprised primarily of private equity and real estate investments to generate returns over an extended horizon.
(4) Performance-based opportunistic primarily generates returns by taking advantage of asset dislocations and by selectively providing liquidity to distressed sellers.

62

THE ALLSTATE CORPORATION
INVESTMENT POSITION BY STRATEGY AND SEGMENT
($ in millions)

	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015
Consolidated								
Market-Based Core	$ 66,225	$ 66,148	$ 65,111	$ 64,722	$ 64,501	$ 65,288	$ 66,816	$ 68,621
Market-Based Active	9,565	9,106	8,843	8,714	8,129	7,936	7,468	6,889
Performance-Based Long-Term	5,989	5,820	5,658	5,354	5,049	4,990	4,655	4,771
Performance-Based Opportunistic	20	30	82	87	79	128	202	156
Total	$ 81,799	$ 81,104	$ 79,694	$ 78,877	$ 77,758	$ 78,342	$ 79,141	$ 80,437
Property-Liability								
Market-Based Core	$ 31,216	$ 30,015	$ 28,826	$ 28,121	$ 28,525	$ 28,087	$ 28,547	$ 29,450
Market-Based Active	8,313	7,929	7,774	7,668	7,137	7,286	6,827	6,218
Performance-Based Long-Term	3,181	3,093	3,034	2,889	2,764	2,755	2,638	2,710
Performance-Based Opportunistic	12	20	55	58	53	85	135	104
Total	$ 42,722	$ 41,057	$ 39,689	$ 38,736	$ 38,479	$ 38,213	$ 38,147	$ 38,482
Allstate Financial								
Market-Based Core [(1)]	$ 32,772	$ 33,602	$ 34,040	$ 33,796	$ 33,490	$ 34,342	$ 35,073	$ 36,006
Market-Based Active [(1)]	1,252	1,177	1,069	1,046	992	650	641	671
Performance-Based Long-Term	2,808	2,727	2,624	2,465	2,284	2,235	2,017	2,061
Performance-Based Opportunistic	8	10	27	29	26	42	67	52
Total	$ 36,840	$ 37,516	$ 37,760	$ 37,336	$ 36,792	$ 37,269	$ 37,798	$ 38,790
(1) Equity securities included in Market-Based Core and Market-Based Active amounts above	$ 1,542	$ 1,637	$ 1,600	$ 1,369	$ 1,552	$ 1,362	$ 906	$ 1,027

63

64 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2016 2016 2016 2016 2015 2015 2015 2015 2016 2015 Investment income Consolidated Market-Based Core $ 587 $ 577 $ 595 $ 581 $ 614 $ 612 $ 640 $ 629 $ 2,340 $ 2,495 Market-Based Active 68 66 67 61 59 52 52 50 262 213 Performance-Based Long-Term ("PBLT") (1) 190 147 138 131 74 176 130 209 606 589 Performance-Based Opportunistic - - 3 2 2 2 3 2 5 9 Investment income, before expense 845 790 803 775 749 842 825 890 3,213 3,306 Investment expense (44) (42) (41) (44) (39) (35) (36) (40) (171) (150) Net investment income $ 801 $ 748 $ 762 $ 731 $ 710 $ 807 $ 789 $ 850 $ 3,042 $ 3,156 PBLT Asset level operating expense (2) $ (8) $ (8) $ (8) $ (8) $ (4) $ (4) $ (5) $ (6) $ (32) $ (19) Property-Liability Market-Based Core $ 211 $ 200 $ 211 $ 206 $ 215 $ 208 $ 210 $ 200 $ 828 $ 833 Market-Based Active 59 57 58 54 52 47 46 45 228 190 Performance-Based Long-Term 89 76 67 65 35 69 55 135 297 294 Performance-Based Opportunistic - - 2 1 1 2 2 1 3 6 Investment income, before expense 359 333 338 326 303 326 313 381 1,356 1,323 Investment expense (21) (23) (22) (24) (23) (19) (21) (23) (90) (86) Net investment income $ 338 $ 310 $ 316 $ 302 $ 280 $ 307 $ 292 $ 358 $ 1,266 $ 1,237 PBLT Asset level operating expense (2) $ (4) $ (4) $ (3) $ (4) $ (2) $ (3) $ (4) $ (5) $ (15) $ (14) Allstate Financial ("AF") Market-Based Core $ 364 $ 365 $ 371 $ 363 $ 389 $ 393 $ 420 $ 419 $ 1,463 $ 1,621 Market-Based Active 9 9 9 7 7 5 6 5 34 23 Performance-Based Long-Term 101 71 71 66 39 107 75 74 309 295 Performance-Based Opportunistic - - 1 1 1 - 1 1 2 3 Investment income, before expense 474 445 452 437 436 505 502 499 1,808 1,942 Investment expense (21) (18) (17) (18) (16) (14) (13) (15) (74) (58) Net investment income $ 453 $ 427 $ 435 $ 419 $ 420 $ 491 $ 489 $ 484 $ 1,734 $ 1,884 PBLT Asset level operating expense (2) $ (4) $ (4) $ (5) $ (4) $ (2) $ (1) $ (1) $ (1) $ (17) $ (5) AF Performance-Based Pre-Tax Yield (3) 13.8% 10.0% 10.4% 10.4% 6.7% 19.5% 14.5% 14.3% 11.3% 13.8 % Realized capital gains and losses Consolidated Market-Based Core $ 13 $ 23 $ 13 $ (91) $ (153) $ 102 $ 63 $ 58 $ (42) $ 70 Market-Based Active (4) 33 39 (47) (49) (63) 48 73 21 9 Performance-Based Long-Term (10) (28) (27) (11) (49) - (5) 8 (76) (46) Performance-Based Opportunistic 3 5 (1) - 1 (6) 2 - 7 (3) Total $ 2 $ 33 $ 24 $ (149) $ (250) $ 33 $ 108 $ 139 $ (90) $ 30 Property-Liability Market-Based Core $ 23 $ 31 $ 12 $ (49) $ (94) $ (101) $ 5 $ (42) $ 17 $ (232) Market-Based Active (4) 30 34 (42) (29) (52) 45 66 18 30 Performance-Based Long-Term (7) (12) (19) (8) (31) (4) (3) 4 (46) (34) Performance-Based Opportunistic 2 4 (1) - 1 (4) 2 - 5 (1) Total $ 14 $ 53 $ 26 $ (99) $ (153) $ (161) $ 49 $ 28 $ (6) $ (237) Allstate Financial Market-Based Core $ (9) $ (9) $ 3 $ (41) $ (59) $ 203 $ 58 $ 100 $ (56) $ 302 Market-Based Active - 3 5 (5) (20) (11) 3 7 3 (21) Performance-Based Long-Term (3) (16) (8) (3) (18) 4 (2) 4 (30) (12) Performance-Based Opportunistic 1 1 - - - (2) - - 2 (2) Total $ (11) $ (21) $ - $ (49) $ (97) $ 194 $ 59 $ 111 $ (81) $ 267 (1) (2) (3) Quarterly pre-tax yield is calculated as annualized quarterly performance-based investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of the current and prior quarter performance-based investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date performance-based investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of performance-based investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of asset level operating expenses (direct expenses of the assets reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses. We continue to shift the portfolio mix to include more performance-based investments. A greater proportion of the return on these investments is derived from idiosyncratic asset or operating performance. While we anticipate higher returns on these investments over time, the investment income can vary significantly between periods. When calculating the pre-tax yields, asset level operating expenses are netted against income for directly held real estate, timber and other consolidated investments. THE ALLSTATE CORPORATION INVESTMENT RESULTS BY STRATEGY AND SEGMENT ($ in millions) Twelve months endedThree months ended

65 Total Market- Based Core Market- Based Active Performance- Based Long-Term Performance- Based Opportunistic Three months ended December 31, 2016 Investment income Fixed income securities $ 514 $ 455 $ 58 $ 1 $ - Equity securities 34 29 5 - - Mortgage loans 55 55 - - - Limited partnership interests 178 (1) - 179 - Short-term investments 5 4 1 - - Other 59 45 4 10 - Investment income, before expense 845 $ 587 $ 68 $ 190 $ - Investment expense (44) Net investment income $ 801 Realized capital gains and losses Fixed income securities $ (43) $ (21) $ (26) $ 1 $ 3 Equity securities 57 46 11 - - Mortgage loans (1) (1) - - - Limited partnership interests (46) (22) - (24) - Short-term investments - - - - - Other 35 11 11 13 - Total $ 2 $ 13 $ (4) $ (10) $ 3 Twelve months ended December 31, 2016 Investment income Fixed income securities $ 2,060 $ 1,829 $ 223 $ 4 $ 4 Equity securities 137 114 23 - - Mortgage loans 217 217 - - - Limited partnership interests 561 - - 561 - Short-term investments 16 12 4 - - Other 222 168 12 41 1 Investment income, before expense 3,213 $ 2,340 $ 262 $ 606 $ 5 Investment expense (171) Net investment income $ 3,042 Realized capital gains and losses Fixed income securities $ (91) $ (115) $ 20 $ 1 $ 3 Equity securities 23 44 12 (35) 2 Mortgage loans - - - - - Limited partnership interests (21) 31 - (52) - Short-term investments - - - - - Other (1) (2) (11) 10 2 Total $ (90) $ (42) $ 21 $ (76) $ 7 THE ALLSTATE CORPORATION INVESTMENT INCOME AND REALIZED CAPITAL GAINS AND LOSSES BY INVESTMENT TYPE AND STRATEGY ($ in millions)

66 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2016 2016 2016 2016 2015 2015 2015 2015 2016 2015 Investment position Limited partnerships Private equity (1) $ 4,011 $ 3,836 $ 3,663 $ 3,324 $ 3,181 $ 3,131 $ 3,012 $ 2,969 $ 4,011 $ 3,181 Real estate (2) 1,102 1,130 1,204 1,229 1,166 1,160 1,164 1,366 1,102 1,166 Timber & agriculture-related (3) 179 171 170 170 163 151 - - 179 163 PBLT - limited partnerships 5,292 5,137 5,037 4,723 4,510 4,442 4,176 4,335 5,292 4,510 Other (4) Private equity 151 138 97 103 71 93 70 67 151 71 Real estate 380 380 358 361 301 288 242 201 380 301 Timber & agriculture-related 166 165 166 167 167 167 167 168 166 167 PBLT - other 697 683 621 631 539 548 479 436 697 539 Total Private equity 4,162 3,974 3,760 3,427 3,252 3,224 3,082 3,036 4,162 3,252 Real estate 1,482 1,510 1,562 1,590 1,467 1,448 1,406 1,567 1,482 1,467 Timber & agriculture-related 345 336 336 337 330 318 167 168 345 330 Total PBLT $ 5,989 $ 5,820 $ 5,658 $ 5,354 $ 5,049 $ 4,990 $ 4,655 $ 4,771 $ 5,989 $ 5,049 Investment income Limited partnerships Private equity $ 145 $ 112 $ 113 $ 85 $ 47 $ 162 $ 113 $ 80 $ 455 $ 402 Real estate 35 23 12 33 20 5 10 123 103 158 Timber & agriculture-related (1) - 1 3 (1) - - - 3 (1) PBLT - limited partnerships 179 135 126 121 66 167 123 203 561 559 Other Private equity 1 2 1 - - 1 - - 4 1 Real estate 9 8 8 8 6 7 5 4 33 22 Timber & agriculture-related 1 2 3 2 2 1 2 2 8 7 PBLT - other 11 12 12 10 8 9 7 6 45 30 Total Private equity 146 114 114 85 47 163 113 80 459 403 Real estate 44 31 20 41 26 12 15 127 136 180 Timber & agriculture-related - 2 4 5 1 1 2 2 11 6 Total PBLT $ 190 $ 147 $ 138 $ 131 $ 74 $ 176 $ 130 $ 209 $ 606 $ 589 Asset level operating expense (5) $ (8) $ (8) $ (8) $ (8) $ (4) $ (4) $ (5) $ (6) $ (32) $ (19) Realized capital gains and losses Limited partnerships Private equity $ (26) $ (23) $ (20) $ 12 $ (49) $ (3) $ (3) $ 9 $ (57) $ (46) Real estate 2 2 - 1 - (2) - (2) 5 (4) Timber & agriculture-related - - - - - - - - - - PBLT - limited partnerships (24) (21) (20) 13 (49) (5) (3) 7 (52) (50) Other Private equity 13 (7) (7) (25) 1 6 (1) - (26) 6 Real estate 1 - - 1 (1) (1) (1) - 2 (3) Timber & agriculture-related - - - - - - - 1 - 1 PBLT - other 14 (7) (7) (24) - 5 (2) 1 (24) 4 Total Private equity (13) (30) (27) (13) (48) 3 (4) 9 (83) (40) Real estate 3 2 - 2 (1) (3) (1) (2) 7 (7) Timber & agriculture-related - - - - - - - 1 - 1 Total PBLT $ (10) $ (28) $ (27) $ (11) $ (49) $ - $ (5) $ 8 $ (76) $ (46) Pre-Tax Yield (6) 12.3% 9.7% 9.4% 9.4% 5.6% 14.3% 10.6% 17.5% 10.3% 11.9% 10 Year Internal Rate of Return (7) 10.1% 10.1% 10.2% 10.5% 10.8% 11.3% 11.3% 11.4% (1) (2) (3) (4) (5) (6) (7) When calculating the pre-tax yields, asset level operating expenses are netted against income for directly held real estate, timber and other consolidated investments. Includes PBLT - fixed income securities, equity securities and other investments on page 62. Includes Timber and agriculture-related reflected in Private equity on page 56. Quarterly pre-tax yield is calculated as annualized quarterly PBLT investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of the current and prior quarter PBLT investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date PBLT investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of PBLT investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of asset level operating expenses (direct expenses of the assets reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses. The internal rate of return ("IRR") for our PBLT investments is one of the measures we use to evaluate the strategy's performance. The IRR represents the rate of return on the investments considering the cash flows and the estimated value of investment holdings. Until an investment is fully liquidated, through final distribution or disposal, the IRR is an interim estimated return. Our IRR calculation method may differ from those used by other investors. Our PBLT portfolio is diversified by asset type and vintage year. The IRR calculation includes cash flows paid or received related to PBLT investments during the measurement period, and valuation of investment holdings at the beginning and end of the measurement period. The timing and amount of cash flows and changes in estimated values could have a significant impact on the IRR. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments. Includes Real estate on page 56. Includes Private equity on page 56, excluding Timber and agriculture-related. THE ALLSTATE CORPORATION PERFORMANCE-BASED LONG-TERM INVESTMENTS ($ in millions) As of or for the three months ended As of or for the twelve months ended

67 Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Net income applicable to common shareholders is the GAAP measure that is most directly comparable to operating income. We use operating income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, operating income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, operating income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine operating income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Operating income is used by management along with the other components of net income applicable to common shareholders to assess our performance. We use adjusted measures of operating income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income applicable to common shareholders, operating income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of operating income to net income applicable to common shareholders is provided in the schedule, "Contribution to Income". Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) multiplied by the GAAP quarterly earned premium, which is annualized (multiplied by 4) (“average premium”). We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio. A reconciliation of average underlying loss and expense is provided in the schedule, "Allstate Brand Auto and Homeowners Underlying Loss and Expense". Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics" and "Encompass Brand Profitability Measures and Statistics". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization of purchased intangible assets ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio and the effect of amortization of purchased intangible assets on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization of purchased intangible assets. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. Amortization of purchased intangible assets relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto, Homeowners and Other Personal Lines Underlying Combined Ratios", "Allstate Personal Lines - Auto, Homeowners, Other Personal Lines and Commercial Lines Profitability Measures" and "Emerging Businesses - Esurance, Encompass, Other Business Lines, and Answer Financial Profitability Measures". Operating income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use operating income as the numerator for the same reasons we use operating income, as discussed above. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income applicable to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of operating income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have operating income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Operating income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and operating income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share". Operating income is net income applicable to common shareholders, excluding: - realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income, - valuation changes on embedded derivatives that are not hedged, after-tax, - amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax, - amortization of purchased intangible assets, after-tax, - gain (loss) on disposition of operations, after-tax, and - adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.